As filed with the Securities and Exchange Commission on April 30, 2026

Securities Act File No. 333-174323

Investment Company Act File No. 811-22558

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 81	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 83	☒
(Check appropriate box or boxes)

__________________________________

Brookfield Investment Funds

(Exact Name of Registrant as Specified in Charter)

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Brookfield Place, 225 Liberty Street
New York, New York 10281
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (855) 777-8001

Brian F. Hurley, Esq.
Brookfield Private Wealth LLC
Brookfield Place, 225 Liberty Street
New York, New York 10281
(Name and Address of Agent for Service)

__________________________________

Copies to:

Craig A. Ruckman, Esq.	Michael R. Rosella, Esq.
Brookfield Private Wealth LLC	Thomas D. Peeney, Esq.
Brookfield Place	Paul Hastings LLP
225 Liberty Street	200 Park Avenue
New York, New York 10281	New York, New York 10166

__________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective: (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Brookfield

PROSPECTUS
April 30, 2026
	20	26

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
Class A – (BLRAX) |	Class C – (BLRCX) |	Class I – (BLRYX)
BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND
Class A – (BGLAX) |	Class C – (BGLCX) |	Class I – (BGLYX)
BROOKFIELD NEXT GENERATION INFRASTRUCTURE FUND
(formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund)
Class A – (GRSAX) |	Class C – (GRSCX) |	Class I – (GRSIX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal oﬀense.

i

SUMMARY

Brookfield Global Listed Real Estate Fund

Investment Objective

The Brookfield Global Listed Real Estate Fund (the “Fund,” or the “Global Real Estate Fund”) seeks total return through growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 70 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.62%	0.50%	0.43%
Total Annual Fund Operating Expenses	1.62%	2.25%	1.18%
Less Fee Waiver and/or Expense Reimbursement(3)	(0.42)%	(0.30)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.20%	1.95%	0.95%

(1)No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.20% for Class A Shares, 1.95% for Class C Shares, and 0.95% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2027, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year (April 29th in a leap year), provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees (the “Board”) with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$591	$923	$1,277	$2,272
Class C Shares	$298	$675	$1,178	$2,562
Class I Shares	$ 97	$352	$ 627	$1,411

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$198	$675	$1,178	$2,562

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in real estate investment trusts (“REITs”) and other securities in the real estate industry. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of real estate companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”). As part of the 80% Policy, under normal market conditions, at least 35% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in publicly traded securities of real estate companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”), and the Fund will maintain exposure to securities of real estate companies in the United States and in at least three countries outside the United States. The Fund’s investments in Foreign Securities may be lower during unfavorable market conditions, which may continue for extended periods of time; provided, however, such investments will not be lower than 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). In determining whether market conditions are unfavorable, the Fund may consider various factors, including, among other things, the percentage of Foreign Securities in the Fund’s primary benchmark index. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized outside the United States, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located outside the United States. The Fund may also invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities of any maturity, including obligations of the U.S. Government, floating rate loans, money-market instruments, and below-investment grade rated securities (“junk bonds”), as described in this Prospectus. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by S&P Global Ratings (“S&P”) or “Caa” or lower by Moody’s Ratings (“Moody’s”) or non-rated securities of comparable quality. The Fund, however, may not invest in securities that are in default at the time of initial investment.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund defines a real estate company as any company that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invests at least 50% of its assets in such real estate.

For purposes of selecting investments, the Fund defines the real estate industry broadly. It includes, but is not limited to, the following:

•        REITs;

•        real estate operating companies (“REOCs”);

•        brokers, developers, and builders of residential, commercial, and industrial properties;

•        property management firms;

•        finance, mortgage, and mortgage servicing firms;

•        construction supply and equipment manufacturing companies; and

•        firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. REIT-like entities are organized outside the United States and maintain operations and receive tax treatment similar to that of U.S. REITs.

REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•        as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•        as a substitute for purchasing or selling securities;

•        to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•        to manage the Fund’s portfolio characteristics.

The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of real estate companies, whose primary operations or principal trading market is in an “emerging market.” The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). In addition, the Fund may invest up to 15% of its net assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common equity shares, preferred equity shares, and units of beneficial interest in real estate companies. The Fund retains the ability to invest in real estate companies of any market size capitalization. The Fund does not invest in real estate directly.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s policy of concentration in companies in the real estate industry is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

Real Estate Market Risk.    Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, including any potential defects in mortgage documentation or in the foreclosure process. Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

REIT Risk.    REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income treatment under the Internal Revenue Code of 1986, as amended (the “Code”). Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign REIT-like entities will be subject to foreign securities risk (see “Foreign (Non-U.S.) Securities Risk”).

In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Equity Securities Risk.    Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Geopolitical Risk.    Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, ongoing conflicts in Ukraine and the Middle East, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Concentration Risk.    Because the Fund will invest more than 25% of its net assets (plus the amount of any borrowing for investment purposes) in securities of issuers directly or indirectly engaged in the real estate industry, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Adviser Investment Risk.    The Adviser and its affiliates (each, an “Adviser Investor”) may, from time to time, own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Portfolio Selection Risk.    The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Issuer Risk.    Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Market Risk.    Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally.

The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Liquidity Risk.    Some securities, including options and swaps, held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Construction and Development Risk.    Investments in new or development stage real estate related projects, carry the risk that a project may not be completed within budget, within the agreed time frame and to the agreed specification.

Derivatives Risk.    The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Foreign (Non-U.S.) Securities Risk.    Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. These risks are more pronounced in the securities of companies located in emerging markets.

Emerging Markets Risk.    Securities of companies in emerging markets or companies with significant exposure to emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information from these companies in emerging markets, may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.

Foreign Currency Risk.    The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Fixed Income Risk.    The value of fixed income securities fluctuate based on a variety of factors including interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security and general bond market conditions. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency.

The value of fixed income securities may also be dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due.

Interest Rate Risk.    A rise in interest rates will cause the price of fixed income securities to fall. Generally, fixed income securities with longer maturities carry greater interest rate risk. Interest rate changes may be influenced by a number of factors, including government and central banking authority actions, inflation expectations, and supply and demand. Generally, when interest rates rise, the value of fixed income securities can be expected to decline. The longer the maturity of a fixed income security, the greater its sensitivity to interest rate changes. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

“Junk” Bond Risk.    Debt securities that are below investment grade, called “junk bonds,” generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Leverage Risk.    Some transactions entered into by the Fund may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Return of Capital Risk.    The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.

Redemption Risk.    The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Preferred Securities Risk.    There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Small- and Mid-Capitalization Risk.    The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Portfolio Turnover Risk.    Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2025, and by showing how the Fund’s average annual total returns for one-, five-, and ten-year periods and since inception compare with those of a broad measure of market performance and an additional index that has investment characteristics similar to those of the Fund. On March 25, 2021, the Board, on behalf of the Fund, approved a proposal to close the Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the conversion, the Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “new Class I Shares”). As a result of the Conversion, the Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Fund’s new Class I Shares (i.e., the Legacy Class Y Shares). The Fund’s Legacy Class I Shares and Legacy Class Y Shares had substantially similar returns because (i) the shares were invested in the same portfolio of securities; and (ii) the shares had the same expense structure. For periods prior to April 30, 2021, the performance information for the Fund’s new Class I Shares reflects the performance history of the Legacy Class Y Shares. The Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance is available at https://privatewealth.brookfield.com/fund/brookfield-global-listed-real-estate-fund or by calling 1-855-244-4859.

(1)Prior to the fiscal year ended December 31, 2021, the returns shown in the bar chart are for the Legacy Class Y Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses, such as sales loads that are not reflected in the bar chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.29% (quarter ended September 30, 2024) and the lowest return for a calendar quarter was –28.18% (quarter ended March 31, 2020).
Average Annual Total Returns for the periods ended December 31, 2025, with maximum sales charge, if applicable
	One Year	Five Years	Ten Years	Since Inception (1)
Class I Shares (Legacy Class Y Shares)
Return Before Taxes	11.09%	3.04%	3.04%	5.89%
Return After Taxes on Distributions	10.15%	2.31%	1.93%	4.39%
Return After Taxes on Distributions and Sale of Fund Shares	6.78%	2.14%	1.97%	4.15%
Class A Shares
Return Before Taxes	5.49%	1.78%	2.28%	4.28%
Class C Shares
Return Before Taxes	8.95%	2.01%	2.02%	3.87%
MSCI World Index(2)	21.60%	12.66%	12.74%	12.38%
FTSE EPRA Nareit Developed Index(3)	9.58%	2.76%	3.25%	5.40%

(1)   Class I (i.e., the Legacy Class Y Shares) was incepted on December 1, 2011, and Classes A and C were incepted on May 1, 2012.

(2)   The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

(3)   The FTSE EPRA Nareit Developed Index (USD) is designed to track the performance of listed real estate companies and REITS worldwide. The FTSE EPRA Nareit Developed Index (USD) references Legacy Class Y’s inception date (reflects no deduction for fees, expenses or taxes, except the reinvestment of dividends net of withholding taxes). The index presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using the tax rates applicable to non-resident investors who do not benefit from double taxation treaties.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares (i.e., the Legacy Class Y Shares) and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management

Investment Adviser:    Brookfield Public Securities Group LLC

Portfolio Managers:    Brandon Benjamin, Director and Portfolio Manager, Julian Perlmutter, CFA, Director and Portfolio Manager, and Richard Sweigard, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Benjamin, Perlmutter and Sweigard have served as Portfolio Managers of the Fund since June 2022.

Purchase and Sale of Fund Shares

Class: A (BLRAX), C (BLRCX), I (BLRYX)

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Global Listed Real Estate Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 219252, Kansas City, MO 64121), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Important Information about the Fund Liquidation.    On March 5, 2026, the Board approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund (the “Liquidation”). Accordingly, effective March 6, 2026, the Fund no longer accepts orders from new investors or existing shareholders to purchase Fund shares. On or about June 30, 2026 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Redemption of Fund Shares” in this Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of other mutual funds in the Trust. In preparation for the Liquidation, the Fund may deviate from its investment objective and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Brookfield Global Listed Infrastructure Fund

Investment Objective

The Brookfield Global Listed Infrastructure Fund (the “Fund,” or the “Infrastructure Fund”) seeks total return through growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 70 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.48%	0.38%	0.34%
Total Annual Fund Operating Expenses	1.58%	2.23%	1.19%
Less Fee Waiver and/or Expense Reimbursement(3)	(0.33)%	(0.23)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.25%	2.00%	1.00%

(1)No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.25% for Class A Shares, 2.00% for Class C Shares, and 1.00% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2027, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year (April 29th in a leap year), provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees (the “Board”) with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$596	$919	$1,265	$2,238
Class C Shares	$303	$675	$1,174	$2,547
Class I Shares	$102	$359	$ 636	$1,426

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$203	$675	$1,174	$2,547

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”), and, as part of the 80% Policy, at least 40% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund may also invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in energy-infrastructure companies organized as master limited partnerships (“MLPs”). The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including below-investment grade rated securities (“junk bonds”), as described in this Prospectus.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.

Infrastructure assets currently include:

•        toll roads, bridges and tunnels;

•        airports;

•        seaports;

•        electricity generation and transmission and distribution lines;

•        gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

•        water and sewage treatment and distribution pipelines;

•        communication towers and satellites; and

•        railroads.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•        as a hedge against adverse changes in the market prices of securities, interest rate or currency exchange rates;

•        as a substitute for purchasing or selling securities;

•        to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•        to manage the Fund’s portfolio characteristics.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by S&P Global Ratings (“S&P”) or “Caa” or lower by Moody’s Ratings (“Moody’s”) or non-rated securities of comparable quality. The Fund, however, may not invest in securities in default.

The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an “emerging market.” In addition, the Fund may invest up to 15% of its net assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined herein), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

Infrastructure Risk.    Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Equity Securities Risk.    Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Concentration Risk.    Because the Fund will invest more than 25% of its net assets (plus the amount of any borrowing for investment purposes) in securities of issuers directly or indirectly engaged in the infrastructure industry, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.

Renewable and Sustainable Infrastructure Risk.    Renewable and sustainable infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that renewable and sustainable infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Renewable and sustainable infrastructure companies may also be subject to higher risk of government regulation.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Geopolitical Risk.    Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, ongoing conflicts in Ukraine and the Middle East, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Adviser Investment Risk.    The Adviser and its affiliates (each, an “Adviser Investor”) may, from time to time, own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Portfolio Selection Risk.    The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Issuer Risk.    Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Market Risk.    Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions.

Interest Rate Risk.    A rise in interest rates will cause the price of fixed income securities to fall. Generally, fixed income securities with longer maturities carry greater interest rate risk. Interest rate changes may be influenced by a number of factors, including government and central banking authority actions, inflation expectations, and supply and demand. Generally, when interest rates rise, the value of fixed income securities can be expected to decline. The longer the maturity of a fixed income security, the greater its sensitivity to interest rate changes. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

Liquidity Risk.    Some securities, including options and swaps, held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Construction and Development Risk.    Investments in new or development stage infrastructure projects, carry the risk that a project may not be completed within budget, within the agreed time frame and to the agreed specification.

Foreign (Non-U.S.) Securities Risk.    Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. These risks are more pronounced in the securities of companies located in emerging markets.

Emerging Markets Risk.    Securities of companies in emerging markets or companies with significant exposure to emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information from these companies in emerging markets, may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.

Foreign Currency Risk.    The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Commodity-Related Investments Risk.    The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Fixed Income Risk.    The value of fixed income securities fluctuate based on a variety of factors including interest rates, the maturity of the security, the creditworthiness of an issuer, the liquidity of the security and general bond market conditions. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency.

The value of fixed income securities may also be dependent on the creditworthiness of the issuer of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal or interest when due.

Credit Risk.    An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due.

“Junk” Bond Risk.    Debt securities that are below investment grade, called “junk bonds,” generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Leverage Risk.    Some transactions entered into by the Fund may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

MLP Risk.    An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Return of Capital Risk.    The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.

Redemption Risk.    The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Preferred Securities Risk.    There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Derivatives Risk.    The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Small- and Mid-Capitalization Risk.    The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Short Sales Risk.    Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

Regulatory Risk.    Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2025, and by showing how the Fund’s average annual total returns for one-, five-, and ten-year periods and since inception compare with those of a broad measure of market performance and additional indices that have investment characteristics similar to those of the Fund. On March 25, 2021, the Board, on behalf of the Fund, approved a proposal to close the Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the Conversion, the Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “new Class I Shares”). As a result of the Conversion, the Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Fund’s new Class I Shares (i.e., the Legacy Class Y Shares). The Fund’s Legacy Class I Shares and Legacy Class Y Shares had substantially similar returns because (i) the shares were invested in the same portfolio of securities; and (ii) the shares had the same expense structure. For periods prior to April 30, 2021, the performance information for the Fund’s new Class I Shares reflects the performance history of the Legacy Class Y Shares. The Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available at https://privatewealth.brookfield.com/fund/brookfield-global-listed-infrastructure-fund or by calling 1-855-244-4859.

(1)          Prior to the fiscal year ended December 31, 2021, the returns shown in the bar chart are for the Legacy Class Y Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses, such as sales loads that are not reflected in the bar chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.15% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was -20.10% (quarter ended March 31, 2020).
Average Annual Total Returns for the periods ended December 31, 2025, with maximum sales charge, if applicable
	One Year	Five Years	Ten Years	Since Inception (1)
Class I Shares (Legacy Class Y Shares)
Return Before Taxes	13.04%	6.95%	6.90%	6.68%
Return After Taxes on Distributions	5.91%	4.74%	5.62%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares	11.43%	5.13%	5.36%	5.30%
Class A Shares
Return Before Taxes	7.42%	5.65%	6.13%	5.99%
Class C Shares
Return Before Taxes	11.09%	5.89%	5.84%	5.07%
MSCI World Index(2)	21.60%	12.66%	12.74%	12.38%
FTSE Global Core Infrastructure 50/50 Index(3)	15.30%	7.81%	8.65%	8.76%
Dow Jones Brookfield Global Infrastructure Composite Index(4)	14.05%	9.04%	7.35%	7.57%
(1)

Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012, and Class I (i.e., the Legacy Class Y Shares) was incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Index references the Legacy Class Y’s inception date.

(2)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
(3)

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization. Data for the FTSE Global Core Infrastructure 50/50 Index (USD) is unavailable prior to its inception date of March 2, 2015.

(4)

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares (i.e., the Legacy Class Y Shares) and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management

Investment Adviser:    Brookfield Public Securities Group LLC

Portfolio Managers:    Tom Miller, CFA, Managing Director and Portfolio Manager, and Andrew Alexander, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund. Messrs. Anguiano and Miller have served as Co-Portfolio Managers of the Fund since March 2019 and October 2024, respectively.

Purchase and Sale of Fund Shares

Class: A (BGLAX), C (BGLCX), I (BGLYX)

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Global Listed Infrastructure Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 219252, Kansas City, MO 64121), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Brookfield NEXT GENERATION Infrastructure Fund

(formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund)

Investment Objective

The Brookfield Next Generation Infrastructure Fund (the “Fund,” or the “Next Generation Fund”) seeks total return through growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 70 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	1.10%	1.10%	1.10%
Total Annual Fund Operating Expenses	2.20%	2.95%	1.95%
Less Fee Waiver and/or Expense Reimbursement	(0.95)%	(0.95)%	(0.95)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.25%	2.00%	1.00%

(1)No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)“Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year.

(4)Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.25% for Class A Shares, 2.00% for Class C Shares, and 1.00% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2027, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year (April 29th in a leap year), provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees (the “Board”) with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$596	$1,043	$1,516	$2,818
Class C Shares	$303	$ 823	$1,469	$3,203
Class I Shares	$102	$ 520	$ 964	$2,198

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$203	$823	$1,469	$3,203

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher realized taxes at the fund level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the portfolio turnover rate of the Fund was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”). Under normal market conditions, at least 40% of the Fund’s net assets, plus borrowings for investment purposes, may be invested in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, and the Fund may maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may also invest, as a principal strategy, up to 25% of its net assets in infrastructure companies organized as master limited partnerships (“MLPs”).

As the infrastructure investment landscape rapidly evolves due to structural growth trends from the deglobalization, decarbonization, and digitalization of the world economy, traditional and industrial service infrastructure companies are becoming leaders in implementing innovations to create the next generation of essential services. The Fund’s focus on this next generation opportunity across the infrastructure investment landscape consists of innovative infrastructure companies meeting the dynamic needs created by these global trends. The business activities of these infrastructure companies are detailed below.

For purposes of the 80% Policy, an infrastructure company is any company that makes or derives at least 50% of its recurring revenues, cash flows, or Regulated Asset Base (defined below) from, and has committed at least 50% of its future capital expenditures to, infrastructure business activities, including any, or a combination of, the following business activities:

•        Power production, including renewables (e.g., wind, solar, hydroelectric), low-to-zero carbon energy production (e.g., nuclear, biomass, and other forms of clean energy), and reliable baseload (e.g., gas);

•        Electric & gas transmission and distribution networks;

•        “Circular economy” products and systems (i.e., products and systems designed to minimize waste and enable greater recycling and reuse of materials), including, water utilities systems, waste systems, and other energy recapture and recycling systems (e.g., methane capture for renewable natural gas);

•        Sustainable solutions design and implementation, such as grid modernization, smart grid technology, energy efficiency, electricity storage (e.g., batteries, fuel cells, etc.), and/or equipment manufacturing for power production (both large-scale and behind-the-meter); and/or

•        Data infrastructure (e.g., communication towers, data centers).

“Regulated Asset Base” means the value of the asset base from which an infrastructure company, such as a utility company, is permitted to earn an allowed rate of return on its investment, as set by relevant regulatory authorities. The Regulated Asset Base may include the value of water, gas and electricity transmission and distribution lines, certain generation assets, gas mains, water treatment facilities and meters, as well as other assets. Where applicable, the Regulated Asset Base model sets a value on a company’s invested capital, which in turn determines the total revenues that such company is permitted to earn.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund may invest up to 25% of its net assets, plus borrowings for investment purposes, in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an “emerging market.” In selecting the Fund’s emerging market securities, the Adviser primarily looks to the emerging market countries that are included in the MSCI Emerging Markets Index (USD), which currently include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). In addition, the Fund may invest up to 15% of its net assets in securities deemed illiquid. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs. The allocation of capital across asset classes and strategies will vary upon market opportunity and other factors.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the renewable and sustainable infrastructure industry. The policy of concentration is a fundamental policy. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

Infrastructure Company Risk.    Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in infrastructure companies.

Environmental Risk.    Infrastructure assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for infrastructure assets.

Geopolitical Risk.    Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, ongoing conflicts in Ukraine and the Middle East, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Concentration Risk.    Because the Fund will invest more than 25% of its total assets in the securities of issuers directly or indirectly engaged in the renewable and sustainable infrastructure industry, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.

Adviser Investment Risk.    The Adviser and its affiliates (each, an “Adviser Investor”) may, from time to time, own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Emerging Markets Risk.    Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information from these companies in emerging markets, may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.

Foreign (Non-U.S.) Securities Risk.    Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. These risks are more pronounced in the securities of companies located in emerging markets.

Foreign Currency Risk.    The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Equity Securities Risk.    Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer Risk.    Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk.    The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Selection Risk.    The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Preferred Securities Risk.    There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Market Risk.    Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Liquidity Risk.    Derivative instruments, including options and swaps, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

MLP Risk.    An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the performance history of the Fund and Brookfield Global Renewables & Sustainable Infrastructure LP (the “Predecessor Fund”). As of the close of business on February 4, 2022, the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund through a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund’s Class I Shares adopted the Predecessor Fund’s performance history. The Predecessor Fund was an unregistered limited partnership, did not qualify as a regulated investment company for federal income purposes and did not have a distribution policy (i.e., the Predecessor Fund did not pay dividends and distributions). As a result of the different tax treatment, after-tax returns for the Predecessor Fund are not shown. Figures shown in the bar chart reflect the performance history of the Fund’s Class I Shares and do not reflect sales charges. For periods prior to February 4, 2022, the performance information for the Fund’s Class I Shares reflects the performance history of the Predecessor Fund. If sales charges were reflected, returns would be less than these shown. The performance table shows how the

Fund’s average annual total returns compare with those of a broad measure of market performance and additional indices that have investment characteristics similar to those of the Fund. The Fund’s Class A and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses. Updated performance information is available on the Fund’s website at https://privatewealth.brookfield.com/fund/brookfield-next-generation-infrastructure-fund or by calling 1-855-244-4859.

(1)Figures do not reflect sales charges. If they did, returns would be lower. For periods prior to February 4, 2022, the bar chart reflects the performance history of the Predecessor Fund. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses, such as sales loads that are not reflected in the bar chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -15.18% (quarter ended September 30, 2023).
Average Annual Total Returns for the periods ended December 31, 2025, with maximum sales charge, if applicable.
	One Year	Five Years	Since Inception (1)
Class I Shares
Return Before Taxes	30.27%	0.18%	9.35%
Return After Taxes on Distributions	22.45%	-1.18%	8.16%
Return After Taxes on Distributions and Sale of Fund Shares	20.52%	-0.08%	7.27%
MSCI World Index(2)	21.60%	12.66%	14.42%
S&P Global Clean Energy Transition Index(3)	46.81%	-8.79%	8.49%
FTSE Global Core Infrastructure 50/50 Index(4)	15.30%	7.81%	6.34%

(1)Prior to February 4, 2022, the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019).

(2)The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index references the Predecessor Fund’s inception date.

(3)The S&P Global Clean Energy Transition Index (formerly known as S&P Global Clean Energy Index) is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100.

(4)The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management

Investment Adviser:    Brookfield Public Securities Group LLC

Portfolio Managers:    Iñigo Mijangos, Director and Portfolio Manager, and Joseph Idaszak, Director and Portfolio Manager, both of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Mijangos has served as a Portfolio Manager of the Fund since its inception, and Mr. Idaszak has served as a Portfolio Manager of the Fund since March 2022.

Purchase and Sale of Fund Shares

Class:    A GRSAX, C GRSCX, I GRSIX

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Next Generation Infrastructure Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 219252, Kansas City, MO 64121), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Important Information about the Fund Liquidation.    On March 5, 2026, the Board approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund (the “Liquidation”). Accordingly, effective March 6, 2026, the Fund no longer accepts orders from new investors or existing shareholders to purchase Fund shares. On or about June 30, 2026 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Redemption of Fund Shares” in this Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of other mutual funds in the Trust. In preparation for the Liquidation, the Fund may deviate from its investment objective and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES, AND RELATED RISKS

The Global Real Estate Fund, the Infrastructure Fund and the Next Generation Fund each seek total return through growth of capital and current income. There can be no assurance that each Fund will achieve its investment objective. Each Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in a Fund’s investment objective.

As a fundamental policy, the Global Real Estate Fund, the Infrastructure Fund and the Next Generation Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of a Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Funds. This policy may not be changed without a shareholder vote.

The Global Real Estate Fund, the Infrastructure Fund and the Next Generation Fund each make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. The Global Real Estate Fund concentrates in securities of issuers in the real estate industry. The Infrastructure Fund concentrates in securities of issuers in the infrastructure industry. The Next Generation Fund concentrates in securities of issuers in the renewable and sustainable infrastructure industry. The policy of concentration of each of the Global Real Estate Fund, the Infrastructure Fund and the Next Generation Fund is a fundamental policy. This fundamental policy and the investment restrictions described in the SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the respective Fund’s outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of a Fund’s shares represented at a meeting at which more than 50% of the Funds’ shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

Global Real Estate Fund

The Fund seeks to achieve its investment objective by investing primarily in real estate investment trusts (“REITs”) and other securities in the real estate industry. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of real estate companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”). As part of the 80% Policy, under normal market conditions, at least 35% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in publicly traded securities of real estate companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”), and the Fund will maintain exposure to securities of real estate companies in the United States and in at least three countries outside the United States. The Fund’s investments in Foreign Securities may be lower during unfavorable market conditions, which may continue for extended periods of time; provided, however, such investments will not be lower than 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). In determining whether market conditions are unfavorable, the Fund may consider various factors, including, among other things, the percentage of Foreign Securities in the Fund’s primary benchmark index. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized outside the United States, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located outside the United States. The Fund may also invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities of any maturity, including obligations of the U.S. Government, floating rate loans, money-market instruments, and below-investment grade rated securities (“junk bonds”), as described in this Prospectus. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by S&P Global Ratings (“S&P”) or “Caa” or lower by Moody’s Ratings (“Moody’s”) or non-rated securities of comparable quality. The Fund, however, may not invest in securities that are in default at the time of initial investment.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund defines a real estate company as any company that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invests at least 50% of its assets in such real estate.

For purposes of selecting investments, the Fund defines the real estate industry broadly. It includes, but is not limited to, the following:

•        REITs;

•        REOCs;

•        brokers, developers, and builders of residential, commercial, and industrial properties;

•        property management firms;

•        finance, mortgage, and mortgage servicing firms;

•        construction supply and equipment manufacturing companies; and

•        firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of real estate companies, whose primary operations or principal trading market is in an “emerging market.” The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may invest up to 15% of its net assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common equity shares, preferred equity shares, and units of beneficial interest in real estate companies. The Fund retains the ability to invest in real estate companies of any market size capitalization. The Fund does not invest in real estate directly.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

Foreign Securities and Depositary Receipts.    The Fund may invest, without limitation, in securities of issuers located in a number of different countries throughout the world. Under normal market conditions, the Fund will invest at least 35% of its net assets in real estate securities of issuers outside the United States and maintain exposure to securities of real estate companies in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to foreign securities. The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly-traded securities of real estate companies whose primary operations or principal trading market is an emerging market.

The Fund may invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

REITs.    REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not “qualified dividends” and therefore are taxed as ordinary income rather than at the reduced capital gains rate. The Fund retains the ability to invest in real estate companies of any size market capitalization. The Fund does not invest in real estate directly.

REOCs.    REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

Derivatives.    The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•        as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•        as a substitute for purchasing or selling securities;

•        to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•        to manage the Fund’s portfolio characteristics.

The Fund may also enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock.

Infrastructure Fund

The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”), and, as part of the 80% Policy, at least 40% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in Foreign Securities of infrastructure companies. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including below-investment grade rated securities (“junk bonds”), as described in this Prospectus.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.

Infrastructure assets currently include:

•        toll roads, bridges and tunnels;

•        airports;

•        seaports;

• electricity generation and transmission and distribution lines;

• gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

•        water and sewage treatment and distribution pipelines;

•        communication towers and satellites; and

•        railroads.

The Fund may also invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in energy-infrastructure companies organized as MLPs.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•        as a hedge against adverse changes in the market prices of securities, interest rate or currency exchange rates;

•        as a substitute for purchasing or selling securities;

•        to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•        to manage the Fund’s portfolio characteristics.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by S&P or “Caa” or lower by Moody’s or non-rated securities of comparable quality. The Fund, however, may not invest in securities in default.

The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an “emerging market.” In addition, the Fund may invest up to 15% of its net assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined herein), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

Foreign Securities and Depositary Receipts.    The Fund may invest in securities of issuers located in a number of different countries throughout the world. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to

non-U.S. securities. The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly-traded securities of infrastructure companies whose primary operations or principal trading market is an emerging market.

The Fund may invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Stapled Securities.    From time to time, the Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.

Master Limited Partnerships.    The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in energy-infrastructure companies organized as MLPs and their affiliates. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Emerging Markets.    The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in an “emerging market.” These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is included in the MSCI Emerging Markets Index.

Fixed Income Securities.    The Fund will invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

In addition, the Fund also may invest in fixed income securities such as bonds, debentures, notes, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as affiliated or unaffiliated money market mutual funds that invest in those securities. Under normal market conditions, the Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, not including short-term discounted Treasury Bills or certain short-term securities of U.S. government sponsored instrumentalities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Below Investment Grade (“Junk Bond”) Securities.    As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be able to be invested in fixed income securities rated “CCC” or lower by S&P or “Caa” or lower by Moody’s, or non-rated securities of comparable quality as determined by the Adviser. Those securities rated “BB” or lower by S&P or “Ba” or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include securities of issuers in default. The Fund, however, may not invest in securities in default. Junk bonds are considered by the ratings agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions.

Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated bonds. In addition, such lower rated securities and unrated securities of comparable quality generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issuer, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issuer, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher rated securities, and the markets in which such lower rated or unrated securities of comparable quality are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

In addition to using statistical rating agencies and other sources, the Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issuer to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower rated and unrated securities of comparable quality has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Derivatives.    The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•        as a hedge against adverse changes in the market prices of securities, interest rate or currency exchange rates;

•        as a substitute for purchasing or selling securities;

•        to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•        to manage the Fund’s portfolio characteristics.

The Fund may also enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock.

NEXT GENERATION Fund

The Brookfield Next Generation Infrastructure Fund (the “Fund,” or the “Next Generation Fund”) seeks total return through growth of capital and current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective.

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”). Under normal market conditions, at least 40% of the Fund’s net assets, plus borrowings for investment purposes, may be invested in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, and the Fund may maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may also invest, as a principal strategy, up to 25% of its net assets in infrastructure companies organized as MLPs.

As the infrastructure investment landscape rapidly evolves due to structural growth trends from the deglobalization, decarbonization, and digitalization of the world economy, traditional and industrial service infrastructure companies are becoming leaders in implementing innovations to create the next generation of essential services. The Fund’s focus on this next generation opportunity across the infrastructure investment landscape consists of innovative infrastructure companies meeting the dynamic needs created by these global trends. The business activities of these infrastructure companies are detailed below.

For purposes of the 80% Policy, an infrastructure company is any company that makes or derives at least 50% of its recurring revenues, cash flows, or Regulated Asset Base (defined below) from, and has committed at least 50% of its future capital expenditures to, infrastructure business activities, including any, or a combination of, the following business activities:

•        Power production, including renewables (e.g., wind, solar, hydroelectric), low-to-zero carbon energy production (e.g., nuclear, biomass, and other forms of clean energy), and reliable baseload (e.g., gas);

•        Electric & gas transmission and distribution networks;

•        “Circular economy” products and systems (i.e., products and systems designed to minimize waste and enable greater recycling and reuse of materials), including, water utilities systems, waste systems, and other energy recapture and recycling systems (e.g., methane capture for renewable natural gas);

•        Sustainable solutions design and implementation, such as grid modernization, smart grid technology, energy efficiency, electricity storage (e.g., batteries, fuel cells, etc.), and/or equipment manufacturing for power production (both large-scale and behind-the-meter); and/or

•        Data infrastructure (e.g., communication towers, data centers).

“Regulated Asset Base” means the value of the asset base from which an infrastructure company, such as a utility company, is permitted to earn an allowed rate of return on its investment, as set by relevant regulatory authorities. The Regulated Asset Base may include the value of water, gas and electricity transmission and distribution lines, certain generation assets, gas mains, water treatment facilities and meters, as well as other assets. Where applicable, the Regulated Asset Base model sets a value on a company’s invested capital, which in turn determines the total revenues that such company is permitted to earn.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund may invest up to 25% of its net assets, plus borrowings for investment purposes, in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an “emerging market.” In selecting the Fund’s emerging market securities, the Adviser primarily looks to the emerging market countries that are included in the MSCI Emerging Markets Index (USD), which currently include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). In addition, the Fund may invest up to 15% of its net assets in securities deemed illiquid. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs. The allocation of capital across asset classes and strategies will vary upon market opportunity and other factors.

The Adviser believes that, due to their nature, infrastructure assets are critical to support sustainable economic development and are characterized by strong competitive positions with high barriers to entry, stable cash flows, inflation-correlated revenues or large asset bases. The Adviser also believes that the broad environment for investment in global renewables and sustainable infrastructure securities is favorable, and generally expects favorable trends in this sector to continue. These trends include growing interest in global renewables and sustainable infrastructure investments by institutional investors, increasing interest in and allocation to alternative investments and increasing demand for equities that produce income or have an asset-owning quality and for investments that can potentially deliver reasonable returns that have a low correlation to the broader equity markets. In addition, the combination of investors pursuing global infrastructure portfolios and the establishment of new renewables and sustainable infrastructure markets marks a significant structural change to the global infrastructure securities industry, and the Adviser expects to present attractive opportunities going forward.

The Fund makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. Under normal market conditions, the Fund will invest more than 25% of its total assets in the renewable and sustainable infrastructure industry. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Statement of Additional Information under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Fund’s shares represented at a meeting at which more than 50% of the Fund’s shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

The Fund’s principal investment strategies and main risks associated with investing in the Fund are described in the Summary section of this Prospectus. More detailed descriptions of certain of the Fund’s principal investments, main risks and additional risks are described below.

Emerging Markets.    The Fund may invest up to 25% of its net assets, plus borrowings for investment purposes, in publicly traded securities of infrastructure companies, whose primary operations or principal trading market are in an emerging market. In selecting the Fund’s emerging markets securities, the Adviser primarily looks to the emerging market countries that are included in the MSCI Emerging Markets Index (USD), which currently include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

Equity Securities.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The Fund may invest in common and preferred stocks.

Common Stock.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.

Master Limited Partnerships.    The Fund may invest up to 25% of its net assets in infrastructure companies organized as MLPs and their affiliates. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Covered Calls.    The Fund may write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund may write call options on equity securities in its portfolio (“covered calls”), in amounts up to 15% of the Fund’s net assets. At the time the call option is sold, the writer of the call option receives a premium from the buyer of such call option. Any premiums received by the Fund from writing options may result in short-term capital gains. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns. When the Fund sells a call option, it generates short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option and retains the risk of loss if the underlying security declines in value. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” A call option whose strike price is below the current price of the underlying stock is called “in-the-money.”

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on transactions in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing purchase transactions in particular options.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Illiquid Securities.    The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), securities traded pursuant to Rule 144A of the Securities Act, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Short Sales.    The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Except for short sales against the box, the Fund will not sell short more than 10% of the Fund’s net assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s net assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Defensive Investments.    When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

Additional Investment Strategies

Covered Calls and Other Option Transactions. All Funds—A Fund may write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. A Fund may write call options on equity securities in its portfolio (“covered calls”), in amounts up to 15% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). At the time the call option is sold, the writer of the call option receives a premium from the buyer of such call option. Any premiums received by a Fund from writing options may result in short-term capital gains. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that a Fund owns. When a Fund sells a call option, it generates short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option and retains the risk of loss if the underlying security declines in value. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” A call option whose strike price is below the current price of the underlying stock is called “in-the-money.”

If a Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on transactions in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although a Fund will generally write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing purchase transactions in particular options.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to a Fund’s writing of call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Convertible Securities. All Funds—A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock.

The Funds believe that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.

“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

In its selection of convertible securities for a Fund, the Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s overall investment objective.

A Fund may convert a convertible security that it holds:

•        when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•        to facilitate a sale of the position;

•        if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

•        whenever the Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that such convertible securities, which are acquired by the Fund consistent with the factors considered by the Adviser, as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

Emerging Markets. Next Generation Fund—The Fund may invest up to 25% of its net assets, plus borrowings for investment purposes, in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an emerging market. In selecting the Fund’s emerging markets securities, the Adviser primarily looks to the emerging market countries that are included in the MSCI Emerging Markets Index (USD), which currently include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

Short Sales. All Funds—A Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Except for short sales against the box, a Fund will not sell short more than 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, a Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s net assets (plus the amount of any borrowing for investment purposes), taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

A Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when a Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Funds. Additionally, a Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Funds do not immediately deliver the securities sold or receive the proceeds from the sale. A Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments. All Funds—A Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), securities traded pursuant to Rule 144A of the Securities Act, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If a Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, a Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. A Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

When-Issued, Delayed Delivery Securities and Forward Commitments. All Funds—A Fund may enter into forward commitments for the purchase or sale of securities, including on a “when-issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. All Funds—Repurchase agreements may be seen as loans by the Funds collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Funds would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Funds that is not subject to market fluctuations during the holding period. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates.

THE FUNDS MAY ALSO USE THE FOLLOWING INVESTMENT TECHNIQUE:

Defensive Investments.    When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment objective.

INVESTING IN THE FUNDS INVOLVES THE FOLLOWING PRINCIPAL AND NON-PRINCIPAL RISKS:

Adviser Investment Risk. All Funds—The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Funds’ shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable a Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to a Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Commodity-Related Investments Risk. Infrastructure Fund—The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Concentration Risk. All Funds—Because the Global Real Estate Fund, the Infrastructure Fund and the Next Generation Fund will each invest more than 25% of their net assets (plus the amount of any borrowing for investment purposes) in securities of issuers directly or indirectly engaged in the real estate industry, securities of issuers directly or indirectly engaged in the infrastructure industry, and securities of issuers directly or indirectly engaged in the renewable and sustainable infrastructure industry, respectively, the Funds may be subject to greater volatility with respect to their portfolio securities than a fund that does not concentrate its investments.

Construction and Development Risk. All Funds—Funds that invest in new or development stage real estate related or infrastructure projects, likely retain some risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, delays in procuring sites, strikes, disputes, environmental issues, force majeure, or failure by one or more of the infrastructure investment participants to perform in a timely manner their contractual, financial or other commitments. These delays in the projected completion of a project could result in delays in the commencement of cash flow and an increase in the capital needed to complete construction, which may have a material adverse effect on the Funds’ financial performance.

Credit Risk. Infrastructure Fund—The risk that the issuer or guarantor of a debt instrument is unable or unwilling to meet its financial obligations. The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during volatile markets, and the default of a single holding could cause significant NAV deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Derivatives Risk. All Funds—The Funds may gain exposure to commodities through related derivative instruments, such as futures, forwards, swaps, options on futures and structured notes. Many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include:

Counterparty Risk.    Because some of the derivative transactions in which a Fund may engage (for example, certain swaps) may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Funds are subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Funds intend to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund.

In the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. The Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Liquidity Risk.    Derivative instruments, including options and swaps, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets a Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which a Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

Financial Leverage Risk.    Trading in derivative instruments can result in large amounts of financial leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Funds and could cause the value of the Fund’s net assets to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments.

Over-the-Counter Trading Risk.    Derivative instruments, such as swap agreements, that may be purchased or sold by a Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument is generally greater than, and the ease with which a Fund can dispose of or enter into closing transactions with respect to an instrument is generally less than, the risk associated with an exchange traded instrument. In addition, greater disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

Tracking Risk.    The value of the derivatives that a Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent a Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

Regulation Risk.    Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund is required to establish a comprehensive derivatives risk management program, comply with a VaR based leverage limit, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. In sum, Rule 18f-4 places certain limits on our ability to use derivatives and/or enter into certain financial contracts.

Emerging Markets Risk. All Funds—The Funds invest in equity securities of emerging market companies as part of its principal investment strategy. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Funds’ investments and the availability to the Funds of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Funds’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Funds’ portfolios. For example, the Funds may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Funds to freeze their existing investments in companies located in certain countries, prohibiting the Funds from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Funds’ portfolios and potentially disrupt their operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.

Furthermore, the availability and reliability of information material to the Funds’ investment decisions, particularly financial information, from emerging market companies may be limited in comparison to the scope and reliability of financial information provided by U.S. companies. Notably, regulatory authorities in some of these markets currently do not provide the Public Company Accounting Oversight Board (“PCAOB”) with the ability to inspect public accounting firms, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators.

Environmental Risk. Next Generation Fund—Infrastructure assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for infrastructure assets.

In addition, the Fund’s investments can have a substantial environmental impact. As a result, community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset. Ordinary operation or occurrence of an accident with respect to infrastructure assets could cause major environmental damage, which could cause infrastructure companies significant financial distress to the particular asset, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage and fines or penalties for related violations of environmental laws or regulations. Infrastructure companies may not be able to recover these costs from insurance. In addition, the costs of remediation of, to the extent possible, the resulting environmental damage, and repairing relations with the affected community, could be significant.

Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest. Generally, the Fund will conduct environmental due diligence before making an investment to assess the status of environmental regulatory compliance. There can be no assurance, however, that such due diligence will reveal all environmental liabilities relating to an investment.

Equity Securities Risk. All Funds—Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

Exchange-Traded Fund Risk. Next Generation Fund—ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. If the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.

If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which they invest in addition to their direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Note Risk. Next Generation Fund—ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Risk. All Funds—The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Additional risk associated with fixed income securities includes:

Call Risk.    During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Extension Risk.    An issuer may exercise its right to pay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.

Credit Risk.    The possibility that an issuer will be unable to make timely payments of either principal or interest.

Event Risk.    Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

Foreign Currency Risk. All Funds—Although a Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when a Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. A Fund may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

Foreign (Non-U.S.) Securities Risk. All Funds—Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•        future foreign economic, financial, political and social developments;

•        different legal systems;

•        the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•        less governmental supervision;

•        regulation changes;

•        changes in currency exchange rates;

•        less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•        high and volatile rates of inflation;

•        fluctuating interest rates;

•        different accounting, auditing and financial record-keeping standards and requirements; and

•        dividend income a Fund receives from these foreign securities may not be eligible for the special tax treatment applicable to qualified income.

Investments in foreign securities, especially in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•        the possibility of expropriation of assets;

•        confiscatory taxation;

• difficulty in obtaining or enforcing a court judgment;

• economic, political or social instability; and

•        diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•        growth of gross domestic product;

•        rates of inflation;

•        capital reinvestment;

•        resources;

•        self-sufficiency; and

•        balance of payments position.

To the extent a Fund’s investments are concentrated in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less concentrated, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding taxes.

In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of any of the Funds between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of each Fund is uninvested and no return is earned thereon. The inability of any of the Funds to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to such Fund due to subsequent declines in value of the portfolio securities or, if such Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, any of the Funds could lose their entire investment in any such country. Each Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.

Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Funds’ investments in those countries.

Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Funds could be adversely affected by delays in or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Funds to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Funds to avoid federal income or excise tax.

General Risks of Investing in Infrastructure Companies. Infrastructure Fund—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

Regulatory Risk.    Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk.    This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk.    This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

Environmental Risk.    Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure companies may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the

United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest.

Throughput Risk.    The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

Project Risk.    To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund’s return from that investment.

Strategic Asset Risk.    Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Operation Risk.    The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer Risk.    Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Interest Rate Risk.    Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

Inflation Risk.    Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Developing Industries Risk.    Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Risks of Investing in Pipelines.    Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulation Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by the FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, the FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them.

The ability of interstate pipelines held in tax-pass-through entities such as MLPs to include an allowance for income taxes as a cost-of-service element in their regulated rates has been subject to extensive litigation before the FERC and the courts for a number of years. It is currently the FERC’s policy to permit pipelines to include in cost-of-service a tax allowance to reflect actual or potential income tax liability on their public utility income attributable to all partnership or limited liability company interests, if the ultimate owner of the interest has an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by the FERC on a case-by-case basis.

If the FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions or dividends to their equity holders.

Further, intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines’ financial condition, cash flows and ability to pay distributions or dividends.

Financing Risk.    From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Funds.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations or policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, real estate and other markets.

Geopolitical Risk. All Funds—Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, ongoing conflicts in Ukraine and the Middle East, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Funds and the performance of the Funds’ investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments.

Infrastructure Companies Risk. Next Generation Fund—Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in infrastructure companies. Infrastructure companies may be particularly affected by or subject to:

Regulatory Risk.    Infrastructure companies may be subject to substantial governmental regulation and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. For example, infrastructure companies engaged in businesses with monopolistic characteristics, such as electricity distribution, could face caps placed by regulators on allowable returns. Often these price determinations are final with limited or no right of appeal. Given the public interest aspect of the services that infrastructure assets provide, political oversight of the sector is likely to remain pervasive and unpredictable and, for political reasons, governments may attempt to take actions, which may negatively affect the operations, revenue, profitability or contractual relationships of portfolio investments, including through expropriation. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk.    This risk arises where a change could occur in the way a service or product is delivered, rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk.    This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Force Majeure Risk.    The use of infrastructure assets may be interrupted or otherwise affected by a variety of events outside the Fund’s control, including serious traffic accidents, natural disasters (such as earthquakes, flood, lightning, hurricanes and wind), man-made disasters, defective design and construction and other unforeseen circumstances. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of renewables and sustainable infrastructure companies could adversely impact the prices of the securities of such issuer. While the Fund will seek to make investments where insurance and other risk management products (to the extent available on commercially reasonable terms) are utilized to mitigate the potential loss resulting from catastrophic events and other risks customarily covered by insurance, this may not always be practicable or feasible. Moreover, it will not be possible to insure against all such risks, and such insurance proceeds as may be derived in a timely manner from covered risks may be inadequate to completely, or even partially, cover a loss of revenues, an increase in operating and maintenance expenses and/or are placement or rehabilitation.

Throughput Risk.    The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by such company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

Project Risk.    To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new or development-stage infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, site procurement delays, strikes, disputes, environmental issues, force majeure, or failure by one or more of the investment participants to perform in a timely manner their contractual, financial or other commitments. Each of these factors may adversely affect the Fund’s return from a particular investment.

Strategic Asset Risk.    Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Operation Risk.    The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages. In addition, the operations of the issuers of the Fund’s investments may rely on government permits, licenses, concessions, leases or contracts. For example, certain portfolio investments may need to use public ways or may operate under easements. Under the terms of agreements governing the use of public ways or easements, government authorities may retain the right to restrict the use of such public ways or easements or to require portfolio companies to remove, modify, replace or relocate their facilities at the company’s expense. If a government authority exercises these rights, an infrastructure company could incur significant costs, and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of the relevant portfolio investment. Government entities generally have significant influence over such companies in respect of the various contractual and regulatory relationships they may have, and these government entities may exercise their authority in a manner that causes delays in the operation of the business of the issuers of the Fund’s investments, obstacles to pursuit of such issuers’ strategy or increased administrative expenses, all of which could materially and adversely affect the business and operations of the Fund.

Customer Risk.    Infrastructure companies can have a narrow customer base. Should these customers or counter parties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Interest Rate Risk.    Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Furthermore, many infrastructure businesses rely on concessions to mitigate the inflation risk to cash flows through escalation provisions linked to the inflation rate (e.g., the toll set on a toll road). While these provisions may protect against certain risks, they do not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for infrastructure businesses and a reduction in the amount of cash available for distribution to investors. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

Inflation Risk.    Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In addition, the market value of portfolio investments may decline in times of higher inflation rates given that the most commonly used methodologies for valuing investments (e.g., discounted cash flow analysis) are sensitive to rising inflation and real interest rates. Finally, wage and price controls have been imposed at times in certain countries in an attempt to control inflation, which could significantly affect the operation of portfolio investments. Accordingly, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Developing Industries Risk.    Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund may invest may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Financing Risk.    From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Inflation Risk. All Funds—Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Funds’ shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Funds may invest, which may cause the value of the Funds’ investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

Interest Rate Risk. All Funds—Investments held by a Fund may decline in value because of changes in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. Fixed-income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The Funds may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

Investment Risk. All Funds—An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer Risk. All Funds—Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Each Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

“Junk” Bond Risk. All Funds—Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Leverage Risk. All Funds—A Fund’s use of derivatives may create leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. The use of leverage is considered to be a speculative investment practice and may result in substantial and potentially unanticipated losses to a Fund. Some derivatives, such as derivatives that provide for short exposure, have the potential for unlimited loss, regardless of the size of the initial investment. A Fund may manage some of its derivative exposure by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged to a greater extent than intended.

Liquidity Risk. All Funds—Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If a Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent a Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments. As a result of increased redemptions, a Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of a Fund. In addition, a reduction in dealer market-making capacity in the fixed income markets, that has occurred in recent years, has the potential to decrease liquidity.

Management Risk. All Funds—Each Fund has an actively managed portfolio. The Adviser’s investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. All Funds—Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Fund’s investments and operations. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

Recent Market, Economic and Social Developments Risk. All Funds—Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Funds, including by making valuation of some of the Funds’ securities uncertain and/or result in sudden and significant valuation increases or declines in the Funds’ holdings. If there is a significant decline in the value of the Funds’ portfolios, this may impact the asset coverage levels for the Funds’ outstanding leverage. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, the Hamas terrorist attacks, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Funds and their investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and each Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, each Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair each Fund’s ability to achieve its investment objective.

Registered Investment Companies/Exchange-Trade Funds. Next Generation Fund—The Fund may invest in registered investment companies and exchange-traded Funds (“ETFs”). Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies. Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-3 and 12d1-4 (subject to effectiveness of the rule) promulgated by the SEC under the 1940 Act.

Master Limited Partnership Risk. Infrastructure Fund and Next Generation Fund—As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, a Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. A Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by a Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in a Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

Because of a Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, a Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Funds or the MLP investments in which the Funds invests.

Mortgage-Related and Other Asset-Backed Securities Risk. Next Generation Fund—Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although ABS and CMBS generally experience less prepayment than residential MBS, MBS and ABS, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties and may in the future experience similar or more severe difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. A decline in or flattening of real estate values (as has been experienced in the past and may be experienced in the future) may exacerbate delinquencies and losses on mortgage loans (including subprime and second lien mortgage loans). In the past, a number of mortgage loan originators experienced serious financial difficulties or bankruptcies. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Portfolio Selection Risk. All Funds—The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Portfolio Turnover Risk. All Funds—Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. A Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

Preferred Securities Risk. All Funds—Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) a security at par earlier than scheduled, and a Fund may be forced to reinvest in lower yielding securities.

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk. Global Real Estate Fund—The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of the Fund’s policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•        declines in the value of real estate;

•        risks related to general and local economic conditions;

•        possible lack of availability of mortgage funds;

•        overbuilding;

•        extended vacancies of properties;

•        increased competition;

•        increases in property taxes and operating expenses;

•        changes in zoning laws;

•        losses due to costs resulting from the clean-up of environmental problems;

•        liability to third parties for damages resulting from environmental problems;

•        casualty or condemnation losses;

•        limitations on rents;

•        changes in neighborhood values and the appeal of properties to tenants; and

•        changes in interest rates.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing real estate regulations or policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the real estate markets. Additionally, actions taken may impact portions of the real estate market in disparate ways or may impact specific issuers in the real estate sector in differing ways. The Adviser cannot predict the effects of changing regulations or policies on the Fund’s portfolio, and the Fund may be affected by governmental action in ways that are not foreseeable. There is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Redemption Risk. All Funds—A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

REIT Risk. Global Real Estate Fund—In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk (see “Foreign (Non-U.S.) Securities Risk”).

In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Renewable and Sustainable Infrastructure Risk. Next Generation Fund and Infrastructure Fund—Renewable and sustainable infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that renewable and sustainable infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

Other factors that may affect the operations of renewable and sustainable infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets. Renewable and sustainable infrastructure companies may also be subject to higher risk of government regulation. In addition, the physical location, maintenance and operation of certain renewable and sustainable assets may pose health and safety risks to those involved during maintenance, replacement or decommissioning. As a result, renewable and sustainable infrastructure companies may be liable under environmental and health and safety legislation for any accidents.

Return of Capital Risk. All Funds—Each Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. Because distributions may be made from a return of capital and, to the extent that shareholders do not reinvest such distributions in additional Fund shares, a Fund’s quarterly cash distributions will reduce the amount of assets available for investment in the Fund. It is possible for a Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its quarterly distributions to shareholders.

Moreover, even if a Fund’s assets grow over time, it is possible that such growth will be insufficient to enable a Fund to maintain the amount of scheduled cash distributions without returning capital to shareholders. Therefore, such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in a Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in a Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.

Small- and Mid-Capitalization Risk. All Funds—Each Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, a Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Stapled Securities Risk. Infrastructure Fund—A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Stock Purchase Rights Risk. Infrastructure Fund—The Infrastructure Fund may, from time to time, invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specified period of time. An investment in stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities, and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

The ADVISER

Brookfield Public Securities Group LLC

Brookfield Public Securities Group LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Funds. Founded in 1989, the Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC (“BAM ULC”), an unlimited liability company formed under the laws of British Columbia, Canada. BAM ULC is a wholly owned subsidiary of Brookfield Asset Management Ltd. (“BAM Ltd.”), a publicly traded company (NYSE: BAM; TSX: BAM). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM Ltd. BAM Ltd. is a leading global alternative asset manager focused on infrastructure, power and transition, private equity, real estate and credit, with assets under management over $1 trillion as of December 31, 2025. In addition to Brookfield Investment Funds (the “Trust”), the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors and closed-end funds. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser also provides advisory services to several other registered investment companies. As of March 31, 2026, the Adviser had approximately $66.6 billion in assets under management. The Adviser’s principal offices are located at 225 Liberty Street, New York, New York 10281.

As compensation for the advisory services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at an annual rate set forth in the table below.

Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Global Real Estate Fund	0.75%
Infrastructure Fund	0.85%
Next Generation Fund	0.85%

As a result of the Adviser’s fee waiver and expense reimbursement arrangements with the Funds, the Adviser was effectively paid for the fiscal year ended December 31, 2025, the amounts set forth in the table below.

Fund	Advisory Fee-Net of Fee Waiver and Expense Reimbursement as of December 31, 2025 (as a percentage of average daily net assets)
Global Real Estate Fund	0.52%
Infrastructure Fund	0.66%
Next Generation Fund	(0.10)%

Pursuant to the Funds’ administration agreements, the Adviser provides administrative services reasonably necessary for the Funds’ operations, other than those services that the Adviser provides to the Funds pursuant to the investment advisory agreements. The Adviser does not receive any compensation for its administration services pursuant to the Funds’ administration agreements.

The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of each Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at the levels set forth in the Fees and Expenses Table of the Fund until at least April 30, 2027, and this fee waiver and expense reimbursement arrangement may not be terminated by any Fund or the Adviser before such time. Thereafter, these arrangements may only be terminated or amended to increase the expense cap as of April 30th of each calendar year (April 29th in a leap year), provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

In addition, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Funds for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayments are taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

A discussion regarding the basis for the Board’s approval of the investment advisory agreements for the Funds is available in the Funds’ Form N-CSR for the semi-annual period ended June 30, 2025.

See “Management” in the SAI for further information about the Funds’ investment advisory arrangements.

THE PORTFOLIO MANAGERS

Andrew Alexander — Managing Director and Portfolio Manager.    Andrew Alexander has 16 years of industry experience and is a Managing Director and Portfolio Manager on the Public Securities Group’s Infrastructure Securities team. He is responsible for covering Energy Infrastructure as well as infrastructure securities focusing on the Water and Transportation sectors in Europe and Australia/New Zealand. Prior to joining the firm in 2008, Mr. Alexander was with SNL Financial where he specialized in the Energy sector, which encompassed power, natural gas and coal, and he launched a full analysis of Master Limited Partnerships. Mr. Alexander earned a Masters in Corporate Finance degree from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree from the University of Virginia.

Brandon Benjamin — Director and Portfolio Manager.    Brandon Benjamin has 18 years of industry experience and is a Director and Portfolio Manager on the Public Securities Group’s Real Estate Equities team. Mr. Benjamin assists in the construction, execution and daily oversight of several portfolio strategies. He focuses on U.S. Retail and Japan. Prior to joining the firm in 2019, Mr. Benjamin was a Global Real Estate Senior Investment Analyst at American Century Investments where he covered U.S. Residential and Self Storage REITs, homebuilders, and commercial real estate brokers, as well as Japan. Prior to American Century Investments, he held positions at Harrison Street Securities, National Association of Real Estate Investment Trusts (NAREIT) and Cambridge Associates. Mr. Benjamin is a member of NAREIT. He earned a Juris Doctor degree from Indiana University Maurer School of Law, a Master of Business Administration degree from Indiana University Kelley School of Business, and a Bachelor of Arts degree in Economics and Business from Lafayette College.

Joseph Idaszak — Director and Portfolio Manager.    Joseph Idaszak has 13 years of industry experience and is a Director and Portfolio Manager on the Public Securities Group’s Infrastructure Equities team. He is a Portfolio Manager for the Next Generation Infrastructure Equities strategies, as well as the Investment Strategist with the firm's clients in the Infrastructure Equities Platform. In his role as Portfolio Manager for the Next Generation Infrastructure Equitites strategies, Mr. Idaszak oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2016, Mr. Idaszak was an Investment Associate at a long/short real assets hedge fund where he was responsible for Renewables, Utilities and Energy Infrastructure investment research and an analyst at Goldman, Sachs & Co. in the investment banking division, focusing on Renewables, Clean Technology, Industrials, and Health Care. Mr. Idaszak earned a Bachelor of Business Administration degree from the University of Notre Dame.

Iñigo Mijangos — Director and Portfolio Manager.    Iñigo Mijangos has 22 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team. He is a Portfolio Manager for the Next Generation Infrastructure Equities strategies and covers Utilities and Renewables across Europe and North America for the broader Infrastructure Equities team. In his role as Portfolio Manager for the Next Generation Infrastructure Equities strategies, Mr. Mijangos oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2018, Mr. Mijangos worked at Santander UK as a Portfolio Manager and Research Analyst, where he co-managed a European equity absolute return long/short strategy. Prior to Santander, he worked as a Research Analyst for T. Rowe Price and Kepler Cheuvreux. He started his career as a Senior Financial Auditor at Arthur Anderson. Mr. Mijangos earned a Degree in Economics from Universidad San Pablo CEU.

Tom Miller, CFA — Managing Director and Portfolio Manager.    Tom Miller is a Managing Director and Portfolio Manager on the Public Securities Group’s Infrastructure Securities team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining Brookfield in 2013, Mr. Miller worked at FactSet Research Systems working with institutional investment managers to incorporate portfolio analytics and risk management tools into their respective investment processes. Mr. Miller holds the Chartered Financial Analyst designation and earned a Bachelor of Science degree from Indiana University.

Julian Perlmutter — Director and Portfolio Manager.    Julian Perlmutter has 22 years of industry experience and is Director and Portfolio Manager on the Public Securities Group’s Real Estate Equities team. Mr. Perlmutter assists in construction, execution and daily oversight of several portfolio strategies. He focuses on the U.S. Self Storage and Data Center sectors, as well as Hong Kong and Australia. Prior to joining the firm in 2012, Mr. Perlmutter was a Vice President at Cohen & Steers Capital Management Inc. based in New York and then in Hong Kong covering Asian securities. Mr. Perlmutter also worked as an analyst at Morningstar Inc. focusing on the U.S. Hotel and Apartment REIT sectors. He holds the Chartered Financial Analyst designation and earned a Bachelor of Business Administration degree from Loyola University in Chicago.

Richard Sweigard — Director and Portfolio Manager.    Richard Sweigard has 24 years of industry experience and is a Director and Portfolio Manager on the Public Securities Group’s Real Estate Equities team. Mr. Sweigard assists in construction, execution and daily oversight of several portfolio strategies. In addition, he focuses on the U.S. Office and continental Europe. Prior to joining the firm in 2005, he was an analyst at KeyBanc Capital Markets, a division of McDonald Investments. Mr. Sweigard earned a Bachelor of Business Administration degree from the University of Wisconsin - Madison.

Messrs. Benjamin, Perlmutter, and Sweigard are jointly and primarily responsible for the day-to-day management of the Global Real Estate Fund.

Messrs. Anguiano and Miller are jointly and primarily responsible for the day-to-day management of the Infrastructure Fund.

Messrs. Mijangos and Idaszak are jointly and primarily responsible for the day-to-day management of the Next Generation Fund.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Funds.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor” or “Quasar”), is located at 190 Middle Street, Suite 301, Portland, Maine 04101 and is the distributor for the shares of the Funds. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Funds are offered on a continuous basis.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser and its affiliates, out of their own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Funds owned by their clients are held of record on the books of the Funds in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

SHAREHOLDER INFORMATION

DESCRIPTION OF SHARE CLASSES

	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.
Convertible to Another Class?	No.

Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.

No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares or Class I Shares.	Lower annual expenses than Class A Shares and Class C Shares.

Three classes of the Funds’ shares are offered in this Prospectus — Class A Shares, Class C Shares and Class I Shares. Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Distributor or from a financial intermediary with whom the Distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Funds and/or their Distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. A Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

For information on a Fund’s expenses and investment minimums for each class of shares, please see the section of this Prospectus entitled “Summary.” The table above summarizes the differences among the classes of shares.

•        A “front-end sales load,” or sales charge, is a fee charged at the time of purchase of shares.

•        A “contingent deferred sales charge” (“CDSC”) is a fee charged at the time of redemption.

• A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares

•   are eligible to purchase shares through certain “wrap” programs or similar programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement purchasing Class I Shares

In selecting a class of shares of a Fund in which to invest, you should consider:

•        the length of time you plan to hold the shares;

•        the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•        whether you qualify for a reduction or waiver of the Class A sales charge;

•        whether you qualify to purchase Class I Shares through certain wrap, retirement or other programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement; and

•        whether you qualify to purchase Class I Shares (direct institutional purchases of $1 million or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A and Class C Shares and describes information or records you may need to provide to the respective Fund or your broker in order to be eligible for sales charge reductions and waivers. The availability of the sales charge reductions and waivers discussed below may depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information with respect to specific intermediaries that offer individualized sales charge waiver and/or reduction categories is disclosed in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.

Information about sales charges and sales charge reductions and waivers to the various classes of each Fund’s Shares is also available free of charge and in a clear and prominent format on our website at https://privatewealth.brookfield.com/.

Shareholder Account Information — Initial Sales Charges (Class A Shares Only)

Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix A to this Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of a Fund at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price(1)	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more(2)	None	None	None

(1)Includes front-end sales load.

(2)   No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments each Fund will impose a CDSC of 1.00% on certain redemptions made within eighteen months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

Breakpoints or Volume Discounts — (Class A Shares Only)

Each Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of a Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.

The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of $1,000,000 or more. This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.

Additional information can also be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to this Prospectus.

Sales Charge Reductions and Waivers — (Class A Shares Only)

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider. Additional information can also be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.

Volume Discounts/Rights of Accumulation.    You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or its affiliates that were previously purchased, shares of other classes of the respective Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates. In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with shares previously purchased and still owned with those of your immediate family (spouse and children under 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. If the new purchase is made directly through the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”), only shares held directly at the Transfer Agent may apply toward the rights of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation. Each Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation. In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”

Letter of Intent.    By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the respective Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•        all of your accounts at the Fund or a broker;

•        any Fund account of yours at another broker; and

•        Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible For Sales Charge Waivers.    Class A Shares of each Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Funds and/or their distributor; and (4) financial intermediaries who have entered into an agreement with the Funds and/or their distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Such entities that have an agreement with the Funds and/or the Distributor are identified, and such waivers are described, in Appendix A.

In addition, shareholders who redeemed Class A shares of a Fund that were originally subject to a front-end sales load may buy back Class A shares of the Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares (the “Reinstatement Privilege”). The amount eligible to be repurchased under the Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Fund’s current NAV. To exercise the Reinstatement Privilege, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this Funds’ Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this Funds’ Prospectus should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

Shareholder Account Information — (Class C Shares Only)

The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund. These payments to brokers are financed solely by the Adviser. The Adviser will subsequently be reimbursed for the payments it has financed. As described more fully below under the section of this Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Funds have adopted for Class C Shares under Rule 12b-1. Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares. During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase. Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.

Class C Shares Conversion Feature.    Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.

Contingent Deferred Sales Charges — (Class A and Class C Shares Only)

You will pay a CDSC when you redeem:

•        Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•        Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. Your CDSC will be based on the original cost of the shares being redeemed.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. Certain financial intermediaries may have procedures which differ from those of the Funds with regards to calculation of the holding period of shares acquired through an exchange. Investors should refer to their intermediary’s policies.

We will waive the CDSC payable upon redemptions of shares for:

•        redemptions and distributions from retirement plans made after the death or disability of a shareholder;

•        minimum required distributions made from an IRA or other retirement plan account after you reach age 701/2;

•        involuntary redemptions made by the Funds (for information regarding the circumstances when involuntary redemptions may occur, please see the section of this Prospectus entitled “Other Information about Redemptions,” under the section entitled “Redemption of Fund Shares”);

•        a distribution from a tax-deferred retirement plan after your retirement; and

•        returns of excess contributions to retirement plans following the shareholder’s death or disability.

Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption (the “CDSC Reimbursement). The CDSC Reimbursement will be made in the form of additional Class C shares of the Fund based on the Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months. To receive the CDSC Reimbursement, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.

Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.

Rule 12b-1 Plans — (Class A and Class C Shares Only)

The Funds have adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of each Fund (each, a “Plan”). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Class A Plan authorizes payments by each Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Pricing of Fund Shares

The net asset value of each Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily. Due to the fact that different expenses are charged to the Class A, Class C and Class I shares, the NAV of the three classes of the Funds will vary.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Fund’s outside pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

The Board of the Trust has adopted procedures for the valuation of the Funds’ securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser established a valuation committee (the “Valuation Committee”) comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Trading in Foreign Securities.    In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

Purchase of Fund Shares

You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Funds to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of a Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859. Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of a Fund. Orders may also be rejected from persons believed by a Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

To buy shares of a Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the respective Fund’s investment objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to your true identity. Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. A Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Important Information about the Liquidations of the Global Real Estate Fund and the Next Generation Fund.    On March 5, 2026, the Board approved a proposal to close the Global Real Estate Fund and the Next Generation Fund to new and subsequent investments and thereafter to liquidate such Funds (the “Liquidations”). Accordingly, effective March 6, 2026, the Global Real Estate Fund and the Next Generation Fund no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about June 30, 2026 (the “Liquidation Date”), all of the assets of the Global Real Estate Fund and the Next Generation Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Global Real Estate Fund and the Next Generation Fund will then be terminated as series of the Trust. At any time prior to the Liquidation Date, shareholders of the Global Real Estate Fund and the Next Generation Fund may redeem their Fund shares and receive the net asset value thereof, pursuant to the procedures set forth under “Redemption of Fund Shares” in this Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of other mutual funds in the Trust. In preparation for the Liquidations, the Global Real Estate Fund and the Next Generation Fund may deviate from their investment objectives and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidations.

Lost Shareholder.    It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Purchasing Shares by Mail.    Please complete the account application and mail it with your check, payable to the [Name of Fund], to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 219252
Kansas City, MO 64121

You may not send an account application via overnight delivery to a United States Postal Service post office box. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105

Purchasing Shares by Telephone.    If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire.    If you are making your initial investment in a Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC: Brookfield Investment Funds
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan.    Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-244-4859 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Retirement Accounts.    The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-244-4859 for information on:

•        Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

• Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker.    You may buy and sell shares of each Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. A Fund or the Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Purchases In — Kind.    You may, subject to the approval of a Fund, purchase shares of that Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in-kind for a Fund, please contact the Transfer Agent at 1-855-244-4859. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute a Fund’s net asset value.

Redemption of Fund Shares

You may sell (redeem) your Fund shares on any day the applicable Fund and the NYSE are open for business, either directly to the Funds or through your financial intermediary.

In Writing.    You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 219252 Kansas City, MO 64121	Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone.    If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time; however, the maximum amount that can be redeemed by telephone for Class A or C Shares is $50,000. There is no telephone redemption maximum for Class I Shares. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for a complete redemption of your shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-244-4859 for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Funds and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

Payment of Redemption Proceeds.    Payment of your redemption proceeds is usually made within two to three days, but not later than seven days after the receipt of your written request in good order. If you purchased your shares using a check, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment has cleared, whichever occurs first.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Under normal circumstances, the Funds expect to meet redemption requests by using cash or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit it has established with a lender, and/or transferring portfolio securities in-kind to you in lieu of cash.

Systematic Withdrawal Plan.    As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-244-4859.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-855-244-4859.

Redemption “In-Kind”.    Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that a Fund would do so except during unusual market conditions. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event on which you may incur a gain or loss.

Signature Guarantees.    Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

• When ownership is being changed on your account;

• When redemption proceeds are payable or sent to any person, address or bank account not on record;

• Written requests to wire redemption proceeds (if not previously authorized on the account);

• If a change of address was received by the Transfer Agent within the last 15 calendar days; and

• For all redemptions of Class A or C Shares in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, a Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.

Other Information about Redemptions.    A Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action.

Exchange of Shares

You can exchange shares of each Fund you hold for shares in an identically registered account of the same class of any other Fund in the Trust, based on their relative NAVs. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.

In effecting an exchange:

•        you must meet the minimum investment requirements for such Fund whose shares you wish to purchase through exchange;

•        you will realize a taxable gain or loss; and

•        you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.

•        Exchange By Telephone.    You may give exchange instructions by telephone by calling 1-855-244-4859.

•        Exchange By Mail.    You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105

Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.

A Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change to the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

Conversion of Shares Between Classes

Shareholders participating in or moving into certain advisory fee-based programs or similar programs (“Programs”) sponsored by certain financial intermediaries with whom a Fund and/or its distributor have entered into an agreement, or accounts held through a registered investment adviser, may exchange their existing Class A or Class C Shares for Class I Shares of the same Fund. Any account with an existing CDSC liability (Class C Shares held for less than 12 months) will assess the CDSC before converting to Class I Shares. In addition, shareholders may exchange Class I Shares of a Fund held through a Program for Class A Shares of the same Fund without paying an initial sales charge if the shareholder is leaving or has left the Program and provided that the Class A Shares received in the exchange will be held at the financial intermediary that sponsored the Program. Shareholders should note that the Class A Shares of the Funds are subject to 12b-1 fees and have higher annual operating expenses than the Class I Shares of the Funds. An exchange of shares for shares of a different class in a Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares. A conversion of shares between classes is exempt from the Funds’ short-term trading policies described in this Prospectus.

Fund Mailings

Statements and reports that the Funds send to you include the following:

•        Confirmation statements (after every transaction that affects your account balance or your account registration);

•        Annual and Semi-Annual shareholder reports (every six months); and

•        Quarterly account statements.

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-244-4859 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This householding policy does not apply to account statements.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. Additionally, each Fund currently intends to make quarterly distributions at a variable rate. This policy may be changed by the Board at any time. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law.

Each Fund generally expects to distribute to shareholders substantially all of its income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its variable rate holdings or distributions from other funds its holds). In addition, pursuant to its quarterly distribution policy, each Fund may make distributions that are treated as a return of capital. There is no guarantee that a Fund will realize net investment income or capital gains in any given year, or that a Fund’s distribution rates will reflect in any period a Fund’s net investment income. Each Fund will provide information with each quarterly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, each Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Distributions (other than any return of capital) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the distribution check in your account, at the respective Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any dividend or capital gain distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Funds. Each Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Funds take steps to reduce the frequency and effect of these activities in each Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, each Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices.    Each Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, a Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the 1940 Act, the Distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that each Fund can enforce its market timing policies.

Fair Value Pricing.    Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has designated the Adviser as valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Securities for which market prices are not readily available, cannot be reasonably determined in accordance with applicable procedures, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that a Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, a Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

TAX CONSEQUENCES

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law for qualification as a regulated investment company and satisfies certain other requirements that are described in the SAI.

Each Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income or, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. Dividends and capital gains distributions (but not any returns of capital) from the Fund generally are subject to the 3.8% tax on net investment income for shareholders in the higher income tax brackets. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Return of capital distributions generally are not taxable to shareholders until their cost basis has been reduced to zero. Not all dividends paid by a Fund may qualify for this reduced tax rate. If a shareholder’s cost basis is at zero, then return of capital distributions will be treated as capital gains. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20% and is dependent on the sources of income earned by each Fund. Funds that invest primarily in REITs and investments that produce interest income generate little, if any, income that is eligible for the preferential federal tax rates applicable to qualified dividends. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received during the prior December. A Fund may make taxable distributions even during periods in which the Fund’s share price has declined.

By law, the Fund must withhold as federal backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction, which will be a capital gain or loss if you hold your Fund shares as capital assets. You are responsible for any tax liabilities generated by your transaction.

Tax consequences are not the primary consideration of the Funds in implementing its investment strategy. Additional information concerning the taxation of each Fund and its shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ N-CSR, which is available upon request.

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

	Per Share Operating Performance:
	Net Asset Value, beginning of year	Net investment income (1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distributions	Total Distributions Paid(*)	Net Asset Value, End of Year
Class A
December 31, 2025	$11.10	0.22	0.96	1.18	(0.25)	—	—	(0.25)	$12.03
December 31, 2024	$11.28	0.23	(0.14)	0.09	(0.27)	—	—	(0.27)	$11.10
December 31, 2023	$10.74	0.23	0.50	0.73	(0.19)	—	—	(0.19)	$11.28
December 31, 2022	$14.05	0.20	(3.31)	(3.11)	(0.19)	—	(0.01)	(0.20)	$10.74
December 31, 2021	$11.63	0.11	2.59	2.70	(0.28)	—	—	(0.28)	$14.05
Class C
December 31, 2025	$11.02	0.13	0.96	1.09	(0.14)	—	—	(0.14)	$11.97
December 31, 2024	$11.19	0.13	(0.12)	0.01	(0.18)	—	—	(0.18)	$11.02
December 31, 2023	$10.68	0.15	0.49	0.64	(0.13)	—	—	(0.13)	$11.19
December 31, 2022	$13.98	0.10	(3.28)	(3.18)	(0.11)	—	(0.01)	(0.12)	$10.68
December 31, 2021	$11.57	0.01	2.58	2.59	(0.18)	—	—	(0.18)	$13.98
Class I (Note 1)
December 31, 2025	$11.13	0.25	0.97	1.22	(0.31)	—	—	(0.31)	$12.04
December 31, 2024	$11.31	0.24	(0.12)	0.12	(0.30)	—	—	(0.30)	$11.13
December 31, 2023	$10.77	0.27	0.48	0.75	(0.21)	—	—	(0.21)	$11.31
December 31, 2022	$14.08	0.23	(3.32)	(3.09)	(0.21)	—	(0.01)	(0.22)	$10.77
December 31, 2021	$11.65	0.15	2.60	2.75	(0.32)	—	—	(0.32)	$14.08

(*)               Distributions determined in accordance with federal income tax regulations.

(1)               Per share amounts presented are based on average shares outstanding throughout the year indicated.

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return (2)(†)	Net Assets, End of Year (000)	Gross Operating Expenses(3)	Net Expenses, Including Fee Waivers and Reimbursement/ Recoupment(3)	Net Investment Income(3)	Net Investment Income, Excluding the Effect of Fee Waivers and Reimbursement/ Recoupment(3)	Portfolio Turnover Rate(2)
Class A
December 31, 2025	10.72%	$4,159	1.62%	1.20%	1.91%	1.49%	130%
December 31, 2024	0.86%	$4,180	1.52%	1.20%	2.05%	1.73%	166%
December 31, 2023	6.97%	$4,953	1.39%	1.20%	2.18%	1.99%	91%
December 31, 2022	(22.21)%	$7,215	1.32%	1.20%	1.60%	1.48%	99%
December 31, 2021	23.42%	$14,140	1.27%	1.20%	0.84%	0.77%	65%
Class C
December 31, 2025	9.95%	$193	2.25%	1.95%	1.15%	0.85%	130%
December 31, 2024	0.07%	$596	2.36%	1.95%	1.23%	0.82%	166%
December 31, 2023	6.11%	$1,241	2.13%	1.95%	1.43%	1.25%	91%
December 31, 2022	(22.78)%	$2,182	2.05%	1.95%	0.81%	0.71%	99%
December 31, 2021	22.53%	$5,024	2.01%	1.95%	0.09%	0.03%	65%
Class I (Note 1)
December 31, 2025	11.09%	$112,992	1.18%	0.95%	2.13%	1.90%	130%
December 31, 2024	1.11%	$149,077	1.08%	0.95%	2.15%	2.02%	166%
December 31, 2023	7.15%	$354,674	0.96%	0.95%	2.47%	2.46%	91%
December 31, 2022	(22.00)%	$428,733	0.95%	0.95%	1.90%	1.90%	99%
December 31, 2021	23.76%	$660,595	0.94%	0.95%	1.09%	1.10%	65%

(†)               Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(2)               Not annualized for periods less than one year.

(3)Annualized for periods less than one year.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

	Per Share Operating Performance:
	Net Asset Value, Beginning of Year	Net Investment Income (1)	Net Realized and Change in Unrealized Gain (Loss) on Investment Transactions	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distributions	Total Distributions Paid(*)	Net Asset Value, End of Year
Class A
December 31, 2025	$13.35	0.25	1.45	1.70	(0.20)	(3.25)	—	(3.45)	$11.60
December 31, 2024	$12.49	0.22	0.86	1.08	(0.22)	—	—	(0.22)	$13.35
December 31, 2023	$12.33	0.17	0.19	0.36	(0.18)	(0.02)	—	(0.20)	$12.49
December 31, 2022	$13.97	0.15	(0.92)	(0.77)	(0.14)	(0.73)	—	(0.87)	$12.33
December 31, 2021	$12.60	0.11	1.86	1.97	(0.35)	(0.25)	—	(0.60)	$13.97
Class C
December 31, 2025	$13.16	0.14	1.44	1.58	(0.10)	(3.25)	—	(3.35)	$11.39
December 31, 2024	$12.32	0.12	0.85	0.97	(0.13)	—	—	(0.13)	$13.16
December 31, 2023	$12.15	0.07	0.20	0.27	(0.08)	(0.02)	—	(0.10)	$12.32
December 31, 2022	$13.78	0.04	(0.90)	(0.86)	(0.04)	(0.73)	—	(0.77)	$12.15
December 31, 2021	$12.43	0.01	1.84	1.85	(0.25)	(0.25)	—	(0.50)	$13.78
Class I (Note 1)
December 31, 2025	$13.38	0.26	1.47	1.73	(0.26)	(3.25)	—	(3.51)	$11.60
December 31, 2024	$12.52	0.26	0.85	1.11	(0.25)	—	—	(0.25)	$13.38
December 31, 2023	$12.35	0.21	0.19	0.40	(0.21)	(0.02)	—	(0.23)	$12.52
December 31, 2022	$13.99	0.18	(0.91)	(0.73)	(0.18)	(0.73)	—	(0.91)	$12.35
December 31, 2021	$12.62	0.18	1.83	2.01	(0.39)	(0.25)	—	(0.64)	$13.99

(*)               Distributions determined in accordance with federal income tax regulations.

(1)Per share amounts presented are based on average shares outstanding throughout the year indicated.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return(2)(†)	Net Assets, End of Year (000)	Gross Operating Expenses(3)	Net Expenses, Including Fee Waivers and Reimbursement/ Recoupment(3)	Net Investment Income(3)	Net Investment Income (Loss), Excluding the Effect of Fee Waivers and Reimbursement/ Recoupment(3)	Portfolio Turnover Rate(2)
Class A
December 31, 2025	12.81%	$4,021	1.58%	1.25%	1.78%	1.45%	83%
December 31, 2024	8.76%	$5,036	1.43%	1.25%	1.71%	1.53%	78%
December 31, 2023	2.99%	$6,047	1.43%	1.25%	1.41%	1.23%	52%
December 31, 2022	(5.61)%	$7,267	1.41%	1.25%	1.13%	0.97%	74%
December 31, 2021	15.90%	$7,698	1.37%	1.28%	0.85%	0.76%	62%
Class C
December 31, 2025	11.95%	$721	2.23%	2.00%	1.02%	0.79%	83%
December 31, 2024	7.92%	$801	2.10%	2.00%	0.93%	0.83%	78%
December 31, 2023	2.25%	$955	2.28%	2.00%	0.58%	0.30%	52%
December 31, 2022	(6.35)%	$1,736	2.20%	2.00%	0.29%	0.09%	74%
December 31, 2021	15.06%	$3,462	2.11%	2.03%	0.07%	(0.01)%	62%
Class I (Note 1)
December 31, 2025	13.04%	$109,592	1.19%	1.00%	1.83%	1.64%	83%
December 31, 2024	9.01%	$353,841	1.09%	1.00%	1.98%	1.89%	78%
December 31, 2023	3.33%	$243,742	1.09%	1.00%	1.72%	1.63%	52%
December 31, 2022	(5.36)%	$224,185	1.06%	1.00%	1.30%	1.24%	74%
December 31, 2021	16.14%	$451,114	1.05%	1.01%	1.37%	1.33%	62%

(†)               Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(2)               Not annualized for periods less than one year.

(3)               Annualized for periods less than one year.

BROOKFIELD NEXT GENERATION INFRASTRUCTURE FUND

	Per Share Operating Performance:
	Net Asset Value, Beginning of Year	Net Investment Income (1)	Net Realized and Change in Unrealized Gain (Loss) on Investment Transactions	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distributions	Total Distributions Paid(*)	Net Asset Value, End of Year
Class I
December 31, 2025	$8.89	0.17	2.51	2.68	(0.20)	(2.04)	—	(2.24)	$9.33
December 31, 2024	$9.14	0.14	(0.25)	(0.11)	(0.14)	—	—	(0.14)	$8.89
December 31, 2023	$9.50	0.14	(0.36)	(0.22)	(0.14)	—	—	(0.14)	$9.14
December 31, 2022(4)	$10.00	0.13	(0.51)	(0.38)	(0.12)	—	—	(0.12)	$9.50

(*)               Distributions determined in accordance with federal income tax regulations.

(1)               Per share amounts presented are based on average shares outstanding throughout the year indicated.

(4)               For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

BROOKFIELD NEXT GENERATION INFRASTRUCTURE FUND

		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return (2)(†)	Net Assets, End of Year (000)	Gross Operating Expenses(3)	Net Expenses, Including Fee Waivers and Reimbursement/ Recoupment(3)	Net Investment Income(3)	Net Investment Income (Loss), Excluding the Effect of Fee Waivers and Reimbursement/ Recoupment(3)	Portfolio Turnover Rate(2)
Class I
December 31, 2025	30.27%	$24,634	1.95%	1.00%	1.70%	0.75%	82%
December 31, 2024	(1.28)%	$54,041	1.39%	1.00%	1.54%	1.15%	69%
December 31, 2023	(2.25)%	$35,433	2.32%	1.00%	1.53%	0.21%	61%
December 31, 2022(4)	(3.79)%	$17,503	5.00%	1.00%	1.46%	(2.54)%	62%

(†)               Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(2)               Not annualized for periods less than one year.

(3)               Annualized for periods less than one year.

(4)               For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

Investment Adviser and Administrator

Brookfield Public Securities Group LLC
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP
200 Park Avenue
New York, New York 10166

Custodian

U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Fl
Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Fl
Milwaukee, Wisconsin 53202

Distributor

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

JOINT NOTICE OF PRIVACY POLICY

Brookfield Public Securities Group LLC

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

What information do we collect?

We collect the following Personal Information about you:

• Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

• Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

• Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

• Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

• Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

• Other organizations, with your consent or as directed by you; and

• Other organizations, as permitted or required by law (e.g., for fraud protection).

PN-1

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

How do we protect client information?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

Contact Information

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

PN-2

APPENDIX A

Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Funds. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Funds if the Funds offer such reductions or waivers. Please see the section entitled “Description of Share Classes” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Funds. An intermediary’s administration and implementation of its particular policies with respect to any variations, reductions and/or waivers is neither supervised nor verified by the Funds, the Adviser or the Distributor. The information provided below was provided to the Funds by the applicable intermediary and has not been independently verified by the Funds, the Adviser or the Distributor.

The information in this Appendix is a part of, and incorporated into, the Prospectus for the Funds, and must be delivered with the Prospectus.

******************

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Front-end Sales Charge Waivers on Class A Shares available at Ameriprise Financial

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

• Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares purchased through a Merrill investment advisory program.

• Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.

• Shares purchased through the Merrill Edge Self-Directed platform.

• Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.

• Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.

• Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).

• Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers and trustees).

• Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

• Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3)).

• Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.

• Shares sold due to return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.

• Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

•        On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

• On or about May 1, 2026, Merrill will no longer accept new LOIs. For more details on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

• Shares purchased through a Morgan Stanley self-directed brokerage account.

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley’s share class conversion program.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Raymond James Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the prospectus.

• Return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

• Breakpoints as described in this Prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC

If you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Charge* Waivers on Class A Shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Classes A and C Shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the Fund’s prospectus.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

•        Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

• Breakpoints as described in this Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan.

• Shares purchased through a OPCO affiliated investment advisory program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

• Employees and registered representatives of OPCO or its affiliates and their family members.

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at OPCO

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

• Return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder the qualified age based on applicable IRS regulations as described in the prospectus.

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation and Letters of Intent

• Breakpoints as described in this Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co.

Shareholders purchasing Fund shares through an Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.

• Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

• Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

• A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Classes A and C Shares available at Baird

• Shares sold due to death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

• Shares bought due to returns of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus.

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

• Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

• Breakpoints as described in the Fund’s Prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing Fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or SAI. In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the Fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

• Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the Fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

• Shares purchased through a rollover from another 529 plan.

• Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts.

Wells Fargo Advisors Clients purchasing Class A shares of the Fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts.

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Next Generation Infrastructure Fund

Class A, C and I Shares

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS AND FORM N-CSR:

The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) and Form N-CSR contain additional information on the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

APPENDIX A TO THIS PROSPECTUS:

Appendix A to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” is a separate document that is incorporated by reference into (or legally considered part of) this Prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this Prospectus and the related SAI.

The SAI, the Shareholder Reports and other information such as Fund financial statements are available free of charge on the Funds’ website at https://brookfield.onlineprospectus.net/Brookfield/funds/. You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-855-244-4859 or by writing to:

Brookfield Investment Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 219252

Kansas City, MO 64121

https://brookfield.onlineprospectus.net/Brookfield/funds/

Reports and other information (including the SAI) about the Funds are available:

• Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

• For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROSPECTUS
April 30, 2026
	20	26

	OAKTREE EMERGING MARKETS EQUITY FUND

Class A – OEQAX |	Class C – OEQCX |	Class I – OEQIX
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

SUMMARY

OAKTREE EMERGING MARKETS EQUITY FUND

Investment Objective

The Oaktree Emerging Markets Equity Fund (the “Fund,” or the “Emerging Markets Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 24 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.33%	0.27%	0.27%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.50%	2.19%	1.19%
Less Fee Waiver and/or Expense Reimbursement(5)	(0.28)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.22%	1.97%	0.97%

(1)               No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)               A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)              “Other Expenses” for Class C Shares are based on estimated amounts for the current fiscal year.

(4)              Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other registered investment companies. The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund do not correlate to the Ratios to Average Net Assets-Gross Operating Expenses and Net Expenses, Including Fee Waivers and Reimbursement in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(5)              Oaktree Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser” or “Oaktree”), has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.20% for Class A Shares, 1.95% for Class C Shares, and 0.95% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2027, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year (April 29th in a leap year), provided that in the case

1

of a termination by the Adviser, the Adviser will provide the Board of Trustees (the “Board”) with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense cap in place at the time such amounts were waived, and (2) the Fund’s current expense cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$593	$900	$1,229	$2,158
Class C Shares	$300	$664	$1,155	$2,507
Class I Shares	$99	$356	$633	$1,424

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$200	$664	$1,155	$2,507

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies (the “80% Policy”). The Fund invests in the securities of companies that the Adviser believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital, which may include securities of small- or mid-capitalization companies. The Fund may also invest in securities of companies denominated in U.S. dollars or foreign currencies, such as the Euro.

The Adviser considers emerging market companies to be those companies that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. In constructing the Fund’s portfolio, the Adviser primarily looks to the emerging market countries that comprise the MSCI Emerging Markets Index as the investable universe from which emerging market companies may be included in the Fund’s portfolio and are located in, or economically tied to, such emerging market countries or that maintain securities that principally trade on exchanges located in such emerging market countries. In limited circumstances, the Fund may also invest in other countries with similar characteristics to those included in the MSCI Emerging Markets Index. As of March 31, 2026, the MSCI Emerging Markets Index includes the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

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The Adviser believes that the long-term investment opportunities in emerging markets are favorable compared to those available in more developed markets and that the opportunity for bottom-up managers with experience in undervalued situations will be significant due in part to the high rate of change in, and the volatility of, the emerging markets. While there are numerous risks in the emerging markets that are not equally prevalent in more developed markets, the Adviser’s goal is to manage the risks and seek to earn a more-than commensurate return for bearing such risks.

The Adviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Adviser normally looks for:

•        Sound management

•        Quality business model

•        Positive cash flow generation

•        Strong market position

•        Industry growth potential

•        Sustainable advantages

•        Stock trading at a significant discount to intrinsic value

In constructing the overall portfolio of investments for the Fund, the Adviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Adviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels. Furthermore, the Adviser considers a company’s sustainable competitive advantages, such as strong market position, industry growth potential, or positive cash flow generation across diversified geographies and industries. As described more fully below, the Adviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.

The Adviser may sell or reduce the Fund’s investment in a portfolio security if the Adviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Adviser strives to deliver superior investment results with risk under control while conducting its business with the highest integrity. The Adviser believes that Environmental, Social and Governance (“ESG”) considerations can directly and materially impact investment outcomes. As long-term investors, the Adviser believes a consistent focus on ESG throughout the investment lifecycle allows it to avoid undue risk and better identify valuable opportunities. In fact, the Adviser believes integrating ESG analysis into its investment process helps ensure that it is aligned with its clients, their beneficiaries and society’s collective long-term interests. At the same time, ESG fits squarely with the Adviser’s commitment to excellence in bottom-up investment analysis.

This approach is well-aligned with the Adviser’s investment philosophy, which guides the management of all investment strategies. The primacy of risk control is a key tenet of the Adviser’s investment philosophy. The Adviser’s investment processes are concentrated on gauging risk and avoiding the downside. Its ESG policy dovetails nicely with this goal, as it focuses on ESG integration and engagement is geared toward highlighting ESG-related risks that may materially impact investment outcomes.

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Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

Geopolitical Risk.    Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, ongoing conflicts in Ukraine and the Middle East, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Market Risk.    Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

China Risk.    The Fund may invest significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a

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major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent events have intensified concerns of increased tariffs and restrictions on trade between China and the U.S., as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, the Chinese government is involved in a longstanding dispute with Taiwan and has threatened invasion. If the political climate between China and the U.S. does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or worsen, then economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may decline. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Financial Sector Risk.    While the Fund does not concentrate or focus its investments in the financial sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the financial sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business.

Materials Sector Risk.    While the Fund does not concentrate or focus its investments in the materials sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the materials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Asia Risk.    A significant portion of the Fund’s investments may be in Asia at any given time. Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by countries with which they trade.

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Adviser Investment Risk.    The Adviser and its affiliates (each, an “Adviser Investor”) may, from time to time, own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Emerging Markets Risk.    Securities of companies in emerging markets or companies with significant exposure to emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information from these companies in emerging markets, may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.

Foreign (Non-U.S.) Securities Risk.    Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Foreign Currency Risk.    The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Equity Securities Risk.    Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Value Style Risk.    Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer Risk.    Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk.    The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Selection Risk.    The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Preferred Securities Risk.    There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

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Small- and Mid-Capitalization Risk.    The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2025, and by showing how the Fund’s average annual total returns for one-year and since inception compare with those of a broad measure of market performance. The Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance is available at https://privatewealth.brookfield.com/fund/oaktree-emerging-markets-equity-fund or by calling 1-855-244-4859.

(1)

The returns shown in the bar chart are for the Class I Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses, such as sales loads that are not reflected in the bar chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 18.26% (quarter ended September 30, 2025) and the lowest return for a calendar quarter was -11.80% (quarter ended June 30, 2022).
Average Annual Total Returns for the periods ended December 31, 2025, with maximum sales charge, if applicable
	One Year	Since Inception (1)
Class I Shares
Return Before Taxes	46.02%	3.10%
Return After Taxes on Distributions	45.40%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	27.78%	2.43%
Class A Shares
Return Before Taxes	38.75%	10.34%
MSCI Emerging Markets Net Total Return (USD) Index (2)	33.57%	2.87%
(1) (2)

Reflects the performance information from the inception date of the Class I Shares (June 3, 2021), and the Class A Shares (May 16, 2022).

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,195 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management

Investment Adviser:    Oaktree Fund Advisors, LLC

Portfolio Managers:    Frank J. Carroll, Managing Director and Portfolio Manager, and Janet L. Wang, Managing Director and Co-Portfolio Manager, each of Oaktree Fund Advisors, LLC, have served as Portfolio Managers of the Fund since its inception. The Portfolio Managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.

Purchase and Sale of Fund Shares

Class: A (OEQAX), C (OEQCX), I (OEQIX)

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Oaktree Emerging Markets Equity Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 219252, Kansas City, MO 64121), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES, AND RELATED RISKS

The Oaktree Emerging Markets Equity Fund seeks long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective.

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies (the “80% Policy”). The Fund invests in the securities of companies that the Fund’s adviser, Oaktree Fund Advisors, LLC (the “Adviser” or “Oaktree”), believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital, which may include securities of small- or mid-capitalization companies. The Fund may also invest in securities of companies denominated in U.S. dollars or foreign currencies, such as the Euro.

As described more fully below, Oaktree seeks to achieve attractive, risk-adjusted returns by investing in companies that are fundamentally undervalued and have catalysts to close their valuation gap. Oaktree’s investment process is driven by bottom-up stock selection and in-house research. The investment team researches industries, builds in-house models and values companies by searching for valuation anomalies and opportunities. This research is augmented with extensive travel to meet company management. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management. Oaktree’s investment process results in a diversified portfolio and limits exposure by country and industry in order to avoid concentrated positions that could expose the portfolio to heightened risk. The Fund will hold companies across all market capitalizations; less liquid companies will only be included if the Adviser concludes that there is significant upside potential.

The Adviser considers emerging market companies to be those companies that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. In constructing the Fund’s portfolio, the Adviser primarily looks to the emerging market countries that comprise the MSCI Emerging Markets Index as the investable universe from which emerging market companies may be included in the Fund’s portfolio and are located in, or economically tied to, such emerging market countries or that maintain securities that principally trade on exchanges located in such emerging market countries. In limited circumstances, the Fund may also invest in other countries with similar characteristics to those included in the MSCI Emerging Markets Index. As of March 31, 2026, the MSCI Emerging Markets Index includes the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Adviser believes that the long-term investment opportunities in emerging markets are favorable compared to those available in more developed markets and that the opportunity for bottom-up managers with experience in undervalued situations will be significant due in part to the high rate of change in, and the volatility of, the emerging markets. While there are numerous risks in the emerging markets that are not equally prevalent in more developed markets, the Adviser’s goal is to manage the risks and seeks to earn a more-than-commensurate return for bearing such risks.

The Adviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Adviser normally looks for:

•  Sound management

•  Quality business model

•  Positive cash flow generation

•  Strong market position

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•  Industry growth potential

•  Sustainable advantages

•  Stock trading at a significant discount to intrinsic value

In constructing the overall portfolio of investments for the Fund, the Adviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Adviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels. Furthermore, the Adviser considers a company’s sustainable competitive advantages, such as strong market position, industry growth potential, or positive cash flow generation across diversified geographies and industries. As described more fully below, the Adviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.

The Adviser may sell or reduce the Fund’s investment in a portfolio security if the Adviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Adviser strives to deliver superior investment results with risk under control while conducting its business with the highest integrity. The Adviser believes that Environmental, Social and Governance (“ESG”) considerations can directly and materially impact investment outcomes. As long-term investors, the Adviser believes a consistent focus on ESG throughout the investment lifecycle allows it to avoid undue risk and better identify valuable opportunities. In fact, the Adviser believes integrating ESG analysis into its investment process helps ensure that it is aligned with its clients, their beneficiaries and society’s collective long-term interests. At the same time, ESG fits squarely with the Adviser’s commitment to excellence in bottom-up investment analysis.

This approach is well-aligned with the Adviser’s investment philosophy, which guides the management of all investment strategies. The primacy of risk control is a key tenet of the Adviser’s investment philosophy. The Adviser’s investment processes are concentrated on gauging risk and avoiding the downside. Its ESG policy dovetails nicely with this goal, as it focuses on ESG integration and engagement is geared toward highlighting ESG-related risks that may materially impact investment outcomes.

The Adviser’s ESG policy applies to every investment strategy at the firm. To provide more specificity and adapt the Adviser’s policy to the nuances of each investment strategy, each strategy is required to have an ESG Integration Plan that describes the team’s implementation of Oaktree’s ESG policy.

The Fund’s principal investment strategies and principal risks associated with investing in the Fund are described in the Summary section of this Prospectus. More detailed descriptions of certain of the Fund’s principal investments, principal risks and additional risks are described below.

Emerging Markets.    The Fund defines emerging market companies as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. The Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country.

Foreign (Non-U.S.) Securities.    The Fund invests primarily in equity securities of foreign market and emerging market companies as part of its principal investment strategy. The Adviser is responsible for determining whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case

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of non-governmental issuers, the Adviser may consider an issuer to be a foreign or emerging market issuer if: (i) the company has been classified by MSCI, FTSE, or S&P indices as a foreign or emerging market issuer; (ii) the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries; (iii) a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries; (iv) the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; or (v) the Adviser otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer. Oaktree may weigh those factors differently when making a classification decision. Certain companies that are organized under the laws of a foreign or emerging market country may nevertheless be classified as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.

Equity Securities.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The Fund may invest in common and preferred stocks.

Common Stock.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.

Preferred Stock.    Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.

ESG Integration.    Oaktree’s incorporation of environmental, social and/or governance (“ESG”) considerations in its investment process may cause it to make different investments for the Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so or sell securities when it might be otherwise disadvantageous for it to do so. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.

The Adviser is dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for the Fund may differ from processes employed for other funds.

The Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Temporary Defensive Positioning.    If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Adviser could result in the longer term impairment of the Fund’s assets with respect to all or a portion of the Fund’s portfolio, the Adviser may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Adviser’s assessment, such condition or circumstance has abated. In the case of a perceived impairment with respect to all or a portion of the Fund’s portfolio, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or

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instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. In addition, during temporary defensive periods, the Fund may invest up to 30% of its net asset value in various strategic transactions to hedge the portfolio or individual securities in the portfolio and mitigate risks, including the purchase and sale of put and call options, exchange-traded notes, exchange-traded funds and total return swaps.

Taking a temporary defensive position is inconsistent with the Fund’s principal investment strategies. As a result, the Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also, higher levels of portfolio turnover may accompany such periods and may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

INVESTING IN THE FUND INVOLVES THE FOLLOWING PRINCIPAL AND NON-PRINCIPAL RISKS:

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Geopolitical Risk.    Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, ongoing conflicts in Ukraine and the Middle East, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Market Risk.    Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

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China Risk.    The Fund may invest significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent events have intensified concerns of increased tariffs and restrictions on trade between China and the U.S., as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, the Chinese government is involved in a longstanding dispute with Taiwan and has threatened invasion. If the political climate between China and the U.S. does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or worsen, then economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may decline. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Recent Market, Economic and Social Development Risks.    Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage. In addition, local, regional or global events such as war, including the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, the spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

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Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Materials Sector Risk.    While the Fund does not concentrate or focus its investments in the materials sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the materials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Financial Sector Risk.    While the Fund does not concentrate or focus its investments in the financial sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the financial sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Asia Risk.    A significant portion of the Fund’s investments may be in Asia at any given time. Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by countries with which they trade.

Adviser Investment Risk.    The Adviser and its affiliates (each, an “Adviser Investor”) may, from time to time, own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

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Emerging Markets Risk.    The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.

Furthermore, the availability and reliability of information material to the Fund’s investment decisions, particularly financial information, from emerging market companies may be limited in comparison to the scope and reliability of financial information provided by U.S. companies. Notably, regulatory authorities in some of these markets currently do not provide the Public Company Accounting Oversight Board (“PCAOB”) with the ability to inspect public accounting firms, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators.

Foreign (Non-U.S.) Securities Risk.    Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries maybe slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

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Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.

Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

Foreign Currency Risk.    The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Equity Securities Risk.    Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Value Style Risk.    Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

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Issuer Risk.    Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk.    The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Selection Risk.    The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Portfolio Turnover Risk.    Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

Preferred Securities Risk.    Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) a security at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Liquidity Risk.    Some securities, including options and swaps, held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Small- and Mid-Capitalization Risk.    The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUND

THE ADVISER

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”), serves as the investment adviser to the Fund. The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC (formerly, Oaktree Capital Group, LLC) (collectively with OCM and the Adviser, “Oaktree”). Oaktree was formed in April 1995 and is a leading global investment management firm headquartered in Los Angeles, California, with more than 1,400 employees throughout offices in 26 cities worldwide. As of December 31, 2025, Oaktree had approximately $223 billion in assets under management. Oaktree’s senior executives and investment professionals have focused on less efficient markets and alternative investments for nearly 40 years. Oaktree emphasizes an opportunistic, value-oriented approach to investments in distressed debt, corporate debt (including mezzanine finance, direct lending, high yield debt and senior loans), control investing, convertible securities, real estate, listed equities and multi-strategy solutions.

Oaktree’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings.

As a result of consistent application of Oaktree’s philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s clients are 64 of the 100 largest U.S. pension plans, more than 550 corporations around the world, 40 of the 50 state retirement plans in the United States, over 300 endowments and foundations globally, and 17 sovereign wealth funds.

The firm’s expertise in investing across the capital structure has allowed Oaktree to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of our strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) we believe have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control.

Oaktree’s asset management business is indirectly controlled by Oaktree Capital Holdings, LLC. As of December 31, 2025, approximately 74% of the Oaktree business is indirectly owned by Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), and Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX; BAM) (collectively “Brookfield”), and the remaining approximately 26% was owned by current and former Oaktree executives and employees (including certain related persons and trusts/investment entities). Brookfield’s ownership interest in Oaktree’s business is held through Brookfield Oaktree’s Holdings, LLC, Oaktree Capital Holdings, LLC and related entities. In October 2025, Oaktree and Brookfield announced that they agreed on a proposed transaction whereby Brookfield will acquire the approximately 26% interest in Oaktree that it does not already own such that, upon completion of the proposed transaction, Brookfield will own 100% of Oaktree. The transaction is expected to close in the second quarter of 2026.

Brookfield Asset Management Ltd. is a leading global alternative asset manager focused on infrastructure, power and transition, private equity, real estate, and credit, with over $1 trillion of assets under management as of December 31, 2025. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. As of December 31, 2025, the Adviser had approximately $11.6 billion under management.

As compensation for the advisory services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at an annual rate set forth in the table below.

Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Oaktree Emerging Markets Equity Fund	0.90%

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Pursuant to the Fund’s administration agreement, Brookfield Public Securities Group LLC (“PSG”), an indirect wholly-owned subsidiary of BAM ULC, provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the investment advisory agreement. PSG will not receive any compensation for its administration services pursuant to the Fund’s administration agreement.

The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at the levels set forth in the Fee and Expense Table of the Fund for a period of no less than one year and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Fund’s Form N-CSR for the semi-annual period dated June 30, 2025.

See “Management” in the SAI for further information about the Fund’s investment advisory arrangements.

THE PORTFOLIO MANAGERS

Frank Carroll — Managing Director and Portfolio Manager.    Mr. Carroll is a managing director and has served as the co-portfolio manager of Oaktree’s Emerging Markets Equity strategy since its inception in 2011. Previously, Mr. Carroll was co-portfolio manager of Oaktree’s Long/Short Emerging Markets Absolute Return strategy from 2005 to 2018 and, prior thereto, served as head trader for the strategy since he joined Oaktree in 1999. Mr. Carroll co-founded Oaktree’s ESG Governance Committee and is a longtime member of Oaktree’s Diversity and Inclusion Council. Prior to joining Oaktree in 1999, Mr. Carroll was the Head of Trading for Columbus Advisors. Before that, he was the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust. Mr. Carroll started his career as an emerging markets trader for Salomon Brothers in 1989. He received a B.A. degree in History from Fairfield University. Mr. Carroll is past-Chairman of the Board of Trustees at Fairfield University, as well as a former Trustee at Brunswick School in Greenwich, Connecticut. Mr. Carroll is currently an EMBA student at Tsinghua University. He is based in Hong Kong.

Janet Wang — Managing Director and Co-Portfolio Manager.    Ms. Wang is a Managing Director and a Co-Portfolio Manager for Oaktree’s Emerging Markets Equity strategy. She has covered a range of sectors at Oaktree including energy, cement, chemicals, consumer and utilities. Ms. Wang also contributed to the development of the Emerging Markets Equity team’s Environmental, Social and Governance (ESG) process and is a longtime member of Oaktree’s Diversity and Inclusion (D&I) Awareness team, having co-led the group from 2017 to 2019. Before joining Oaktree in 2002, Ms. Wang worked for ABN Amro Asia as a research assistant, covering the building materials and airline sectors. Prior thereto, she worked for Evergreen Funds in the Institutional Services department where she served as an institutional services representative. Ms. Wang holds a B.S. degree in finance and marketing from Boston College and an M.B.A. with a concentration in finance from Columbia Business School. She is fluent in Mandarin.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

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PRIOR PERFORMANCE OF ACCOUNTS SIMILAR TO THE FUND

(The composite performance information shown is not of the Fund, but similar accounts managed by affiliates of the Adviser)

The following table presents the past performance of the Oaktree Emerging Markets Equity (MSCI) Composite (the “Oaktree Composite”), which represents historical performance data of accounts managed by the Adviser’s affiliates. The Oaktree Composite is comprised of all private investment accounts under fully discretionary management by Oaktree Capital Management, L.P. and Oaktree Capital Management (UK) LLP (collectively, “Oaktree Capital”), each an affiliate of the Adviser, that have investment objectives, policies, and strategies substantially similar to those of the Fund. Returns include the reinvestment of income and are time-weighted (i.e., the method used to eliminate the distorting effects on growth rates created by cash inflows and outflows) rates of return net of commissions, transaction costs, and foreign withholding taxes on interest, dividends, and capital gains. Reclaimable foreign withholding taxes are accrued. Returns are presented in U.S. dollars. Oaktree Capital has prepared and presented the historical performance shown for the Oaktree Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Oaktree Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Oaktree Composite net of expenses, the Adviser applied the estimated net Fund operating expenses payable by the A, C and I Classes of shares of the Fund for the fiscal year ended December 31, 2025, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” line item of the Fund’s fee table in the Summary section of this Prospectus. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Adviser in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.

The historical performance of the Oaktree Composite is not that of the Oaktree Emerging Markets Equity Fund and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Oaktree Composite. While the accounts comprising the Oaktree Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the Oaktree Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code. If these limitations, requirements, and restrictions were applicable to the accounts in the Oaktree Composite, they may have had an adverse effect on the performance results of the Oaktree Composite. However, the Adviser does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

OAKTREE EMERGING MARKETS EQUITY (MSCI) COMPOSITE(1)

	Average Annual Total Returns for the periods ended December 31, 2025
Composite	1 Year	3 Years	5 Years	Since Inception
Composite net of all Class A operating expenses	44.80%	14.53%	4.37%	3.96%
Composite net of all Class C operating expenses	43.75%	13.68%	3.59%	3.19%
Composite net of all Class I operating expenses	45.15%	14.81%	4.63%	4.22%
Composite gross of all operating expenses	46.49%	15.96%	5.72%	5.35%
MSCI Emerging Markets (ND) Index(2)	33.57%	16.40%	4.20%	3.89%

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	For the Periods Ended December 31
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Composite net of all Class A operating expenses	13.57%	32.93%	-12.24%	25.05%	15.01%	-3.27%	-14.78%	5.07%	-1.26%	44.80%
Composite net of all Class C operating expenses	12.73%	31.96%	-12.90%	24.13%	14.15%	-3.99%	-15.43%	4.29%	-2.00%	43.75%
Composite net of all Class I operating expenses	13.85%	33.26%	-12.02%	25.36%	15.29%	-3.03%	-14.56%	5.34%	-1.01%	45.15%
Composite gross of all operating expenses	15.10%	34.70%	-11.03%	26.72%	16.56%	-1.95%	-13.60%	6.50%	-0.05%	46.49%
MSCI Emerging Markets (ND) Index(2)	11.19%	37.28%	-14.57%	18.42%	18.31%	-2.54%	-20.09%	9.83%	7.50%	33.57%

(1)        This is not the performance of Oaktree Emerging Markets Equity Fund. As of December 31, 2025, the Oaktree Composite was comprised of 8 accounts totaling approximately $3.1 billion. The inception date of Oaktree Composite was July 1, 2011.

(2)The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investments.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor” or “Quasar”), is located at 190 Middle Street, Suite 301, Portland, Maine 04101 and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are offered on a continuous basis.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser and its affiliates, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

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SHAREHOLDER INFORMATION

DESCRIPTION OF SHARE CLASSES

	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.
Convertible to Another Class?	No.

Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.

No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares, Class I Shares.	Lower annual expenses than Class A Shares and Class C Shares.

Three classes of the Fund’s shares are offered in this Prospectus — Class A Shares, Class C Shares and Class I Shares. Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s Distributor or from a financial intermediary with whom the Fund’s Distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

For information on the Fund’s expenses and investment minimums for each class of shares, please see the section of this Prospectus entitled “Summary.” The table above summarizes the differences among the classes of shares.

•        A “front-end sales load,” or sales charge, is a fee charged at the time of purchase of shares.

•        A “contingent deferred sales charge” (“CDSC”) is a fee charged at the time of redemption.

• A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

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If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares

•   are eligible to purchase shares through certain “wrap” programs or similar programs sponsored by certain financial intermediaries with whom the Fund and/or their distributor have entered into an agreement purchasing Class I Shares

In selecting a class of shares of the Fund in which to invest, you should consider:

•        the length of time you plan to hold the shares;

•        the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•        whether you qualify for a reduction or waiver of the Class A sales charge;

•        whether you qualify to purchase Class I Shares through certain wrap, retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement; and

•        whether you qualify to purchase Class I Shares (direct institutional purchases of $1 million or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A and Class C Shares and describe information or records you may need to provide to the respective Fund or your broker in order to be eligible for sales charge reductions and waivers. The availability of the sales charge reductions and waivers discussed below may depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information with respect to specific intermediaries that offer individualized sales charge waiver and/or reduction categories is disclosed in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s Shares is also available free of charge and in a clear and prominent format on our website at https://privatewealth.brookfield.com.

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SHAREHOLDER ACCOUNT INFORMATION — INITIAL SALES CHARGES (CLASS A SHARES ONLY)

Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix A to this Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of the Fund at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price (1)	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more(2)	None	None	None

(1)Includes front-end sales load.

(2)No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within eighteen months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS — (CLASS A SHARES ONLY)

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.

The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of $1,000,000 or more. This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.

SALES CHARGE REDUCTIONS AND WAIVERS — (CLASS A SHARES ONLY)

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

Volume Discounts/Rights of Accumulation.    You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or

24

its affiliates that were previously purchased, shares of other classes of the Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates. In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with shares previously purchased and still owned with those of your immediate family (spouse and children under 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. If the new purchase is made directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”), only shares held directly at the Transfer Agent may apply toward the rights of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation. The Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation. In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”

Letter of Intent.    By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

• all of your accounts at the Fund or a broker;

• any Fund account of yours at another broker; and

• Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible For Sales Charge Waivers.    Class A Shares of the Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Fund and/or its distributor; and (4) financial intermediaries who have entered into an agreement with the Fund and/or its distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Such entities that have an agreement with the Fund and/or the Distributor are identified, and such waivers are described, in Appendix A.

In addition, shareholders who redeemed Class A shares of the Fund that were originally subject to a front-end sales load may buy back Class A shares of the Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares (the “Reinstatement Privilege”). The amount eligible to be repurchased under the Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Fund’s current NAV. To exercise the Reinstatement Privilege, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.

25

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this Prospectus should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

SHAREHOLDER ACCOUNT INFORMATION — (CLASS C SHARES ONLY)

The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund. These payments to brokers are financed solely by the Adviser. The Adviser will subsequently be reimbursed for the payments it has financed. As described more fully below under the section of this Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Fund has adopted for Class C Shares under Rule 12b-1. Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares. During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase. Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.

Class C Shares Conversion Feature.    Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.

CONTINGENT DEFERRED SALES CHARGES — (CLASS A AND CLASS C SHARES ONLY)

You will pay a CDSC when you redeem:

• Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

• Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. Your CDSC will be based on the original cost of the shares being redeemed.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. Certain financial intermediaries may have procedures which differ from those of the Fund with regard to calculation of the holding period of shares acquired through an exchange. Investors should refer to their intermediary’s policies.

We will waive the CDSC payable upon redemptions of shares for:

• redemptions and distributions from retirement plans made after the death or disability of a shareholder;

• minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1∕2;

• involuntary redemptions made by the Fund (for information regarding the circumstances when involuntary redemptions may occur, please see the section of this Prospectus entitled “Other Information about Redemptions,” under the section entitled “Redemption of Fund Shares”);

• a distribution from a tax-deferred retirement plan after your retirement; and

• returns of excess contributions to retirement plans following the shareholder’s death or disability.

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Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption (the “CDSC Reimbursement”). The CDSC Reimbursement will be made in the form of additional Class C shares of the Fund based on the Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months. To receive the CDSC Reimbursement, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.

Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

RULE 12B-1 PLANS — (CLASS A AND CLASS C SHARES ONLY)

The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Fund (each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

PRICING OF FUND SHARES

The net asset value of the Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Fund’s outside pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Under these procedures, the Adviser oversees the day to day responsibilities for valuation determinations. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio.

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The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Trading in Foreign Securities.    In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

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PURCHASE OF FUND SHARES

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Lost Shareholder.    It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

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Purchasing Shares by Mail.    Please complete the account application and mail it with your check, payable to the [Name of Fund], to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 219252
Kansas City, MO 64121

You may not send an account application via overnight delivery to a United States Postal Service post office box. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U. S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105

Purchasing Shares by Telephone.    If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire.    If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC: Brookfield Investment Funds
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or federal Reserve wire system or from incomplete wiring instructions.

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Automatic Investment Plan.    Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-244-4859 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Retirement Accounts.    The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-244-4859 for information on:

•        Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

•        Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker.    You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Fund or the Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Purchases In-Kind.    You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in-kind for the Fund, please contact the Transfer Agent at 1-855-244-4859. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s NAV.

REDEMPTION OF FUND SHARES

You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.

In Writing.    You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 219252 Kansas City, MO 64121	Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC 801 Pennsylvania Avenue, Suite 219252 Kansas City, MO 64105

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NOTE:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone.    If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time; however, the maximum amount that can be redeemed by telephone for Class A or C Shares is $50,000. There is no telephone redemption maximum for Class I Shares. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for a complete redemption of your shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-244-4859 for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

Payment of Redemption Proceeds.    Payment of your redemption proceeds is usually made within two to three days, but not later than seven days after the receipt of your written request in good order. If you purchased your shares using a check, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment has cleared, whichever occurs first.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit it has established with a lender, and/or transferring portfolio securities in-kind to you in lieu of cash.

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Systematic Withdrawal Plan.    As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-244-4859.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-855-244-4859.

Redemption “In-Kind”.    The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event on which you may incur a gain or loss.

Signature Guarantees.    Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•        When ownership is being changed on your account;

•        When redemption proceeds are payable or sent to any person, address or bank account not on record;

•        Written requests to wire redemption proceeds (if not previously authorized on the account);

•        If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•        For all redemptions of Class A or C Shares in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.

Other Information about Redemptions.    The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

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EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares in an identically registered account of the same class of any other Fund in the Trust, based on their relative NAVs. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.

In effecting an exchange:

•        you must meet the minimum investment requirements for the Fund whose shares you wish to purchase through exchange;

•        you will realize a taxable gain or loss; and

•        you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.

•        Exchange By Telephone.    You may give exchange instructions by telephone by calling 1-855-244-4859.

•        Exchange By Mail.    You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105

Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change to the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

CONVERSION OF SHARES BETWEEN CLASSES

Shareholders participating in or moving into certain advisory fee-based programs or similar programs (“Programs”) sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, or accounts held through a registered investment adviser, may exchange their existing Class A or Class C Shares for Class I Shares of the Fund. Any account with an existing CDSC liability (Class C Shares held for less than 12 months) will assess the CDSC before converting to Class I Shares. In addition, shareholders may exchange Class I Shares held through a Program for Class A Shares without paying an initial sales charge if the shareholder is leaving or has left the Program and provided that the Class A Shares received in the exchange will be held at the financial intermediary that sponsored the Program. Shareholders should note that the Class A Shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class I Shares of the Fund. An exchange of shares for shares of a different class in the Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares. A conversion of shares between classes is exempt from the Fund’s short-term trading policies described in this Prospectus.

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FUND MAILINGS

Statements and reports that the Fund sends to you include the following:

•        Confirmation statements (after every transaction that affects your account balance or your account registration);

•        Annual and Semi-Annual shareholder reports (every six months); and

•        Quarterly account statements.

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-244-4859 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This householding policy does not apply to account statements.

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DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. This policy may be changed by the Board at any time. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law.

The Fund generally expects to distribute to shareholders substantially all of its income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its holdings or distributions from other funds its holds). In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. There is no guarantee that the Fund will realize net investment income or capital gains in any given year, or that the Fund’s distribution rates will reflect in any period the Fund’s net investment income. The Fund will provide information with each distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Distributions (other than any return of capital) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the respective Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

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TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices.    The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 under the 1940 Act, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing.    The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Securities for which market prices are not readily available, cannot be reasonably determined in accordance with applicable procedures, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

37

TAX CONSEQUENCES

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law for qualification as a regulated investment company and satisfies certain other requirements that are described in the SAI.

The Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income or, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. Dividends and capital gains distributions (but not any returns of capital) from the Fund generally are subject to the 3.8% federal tax on net investment income for shareholders in the higher income tax brackets. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Return of capital distributions generally are not taxable to shareholders and instead reduce a shareholder’s cost basis in the Fund shares until such shareholder’s cost basis in Fund shares has been reduced to zero. Not all dividends paid by the Fund may qualify for this reduced tax rate. If a shareholder’s cost basis in Fund shares is at zero, then return of capital distributions will be treated as capital gains. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20% and is dependent on the sources of income earned by the Fund. Funds that invest primarily in REITs and investments that produce interest income generate little, if any, income that is eligible for the preferential federal tax rates applicable to qualified dividends. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received during the prior December. The Fund may make taxable distributions even during periods in which the Fund’s share price has declined.

By law, the Fund must withhold as federal backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction, which will be a capital gain or loss if you hold your Fund shares as capital assets. You are responsible for any tax liabilities generated by your transaction.

Tax consequences are not the primary consideration of the Fund in implementing its investment strategy. The Fund does not expect to seek any rulings from the Internal Revenue Service or opinions of counsel with respect to taxes. Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Fund.

38

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables are intended to help you understand the financial performance of the Class A and Class I Shares of the Fund for the periods indicated. No financial information is available for Class C Shares of the Fund because such Class did not commence operations as of the fiscal year ended December 31, 2025. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available upon request.

	Per Share Operating Performance:
	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Change in Unrealized Gain (Loss) on Investment Transactions	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distributions	Total Distributions Paid(*)	Net Asset Value, End of Year
Class A
December 31, 2025	$7.23	0.10	3.20	3.30	(0.18)	—	—	(0.18)	$10.35
December 31, 2024	$7.60	0.13	(0.33)	(0.20)	(0.17)	—	—	(0.17)	$7.23
December 31, 2023	$7.46	0.22	0.12	0.34	(0.20)	—	—	(0.20)	$7.60
December 31, 2022(4)	$7.55	0.10	(0.01)	0.09	(0.18)	—	—	(0.18)	$7.46
Class I
December 31, 2025	$7.20	0.13	3.18	3.31	(0.20)	—	—	(0.20)	$10.31
December 31, 2024	$7.57	0.15	(0.33)	(0.18)	(0.19)	—	—	(0.19)	$7.20
December 31, 2023	$7.43	0.25	0.11	0.36	(0.22)	—	—	(0.22)	$7.57
December 31, 2022	$8.76	0.31	(1.44)	(1.13)	(0.20)	—	—	(0.20)	$7.43
December 31, 2021(5)	$10.00	0.14	(1.32)	(1.18)	(0.05)	(0.01)	—	(0.06)	$8.76

(*)        Distributions determined in accordance with federal income tax regulations.

(†)        Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)        Per share amounts presented are based on average shares outstanding throughout the year indicated.

(2)        Not annualized for periods less than one year.

(3)        Annualized for periods less than one year.

(4)        For the Period May 16, 2022 (Commencement of Operations) through December 31, 2022.

(5)        For the Period June 3, 2021 (Commencement of Operations) through December 31, 2021.
39

		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return(2)(†)	Net Assets, End of Year (000)	Gross Operating Expenses(3)	Net Expenses, Including Fee Waivers and Reimbursement/ Recoupment(3)	Net Investment Income(3)	Net Investment Income (Loss), Excluding the Effect of Fee Waivers and Reimbursement/ Recoupment(3)	Portfolio Turnover Rate(2)
Class A
December 31, 2025	45.66%	$5,857	1.48%	1.20%	1.16%	0.88%	100%
December 31, 2024	(2.68)%	$2,130	1.47%	1.21%	1.68%	1.42%	124%
December 31, 2023	4.67%	$1,640	1.44%	1.35%	2.84%	2.75%	46%
December 31, 2022(4)	1.16%	$1,198	1.67%	1.35%	2.15%	1.83%	45%
Class I
December 31, 2025	46.02%	$295,894	1.17%	0.95%	1.44%	1.22%	100%
December 31, 2024	(2.37)%	$222,085	1.20%	0.96%	2.01%	1.77%	124%
December 31, 2023	4.94%	$248,873	1.19%	1.10%	3.32%	3.23%	46%
December 31, 2022	(12.86)%	$122,792	1.63%	1.10%	4.22%	3.69%	45%
December 31, 2021(5)	(11.78)%	$20,553	6.31%	1.10%	2.73%	(2.48)%	49%

(*)        Distributions determined in accordance with federal income tax regulations.

(†)        Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)        Per share amounts presented are based on average shares outstanding throughout the year indicated.

(2)        Not annualized for periods less than one year.

(3)        Annualized for periods less than one year.

(4)        For the Period May 16, 2022 (Commencement of Operations) through December 31, 2022.

(5)        For the Period June 3, 2021 (Commencement of Operations) through December 31, 2021.

40

Investment Adviser
Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166

Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Fl
Milwaukee, Wisconsin 53202

Administrator
Brookfield Public Securities Group LLC
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281

Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Fl
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

41

JOINT NOTICE OF PRIVACY POLICY

OAKTREE

PRIVACY NOTICE FOR SEPARATELY MANAGED ACCOUNT CLIENTS, INVESTORS IN OAKTREE’S INVESTMENT FUNDS AND PERSONS CONNECTED WITH INVESTMENTS OF OAKTREE FUNDS

Oaktree Capital Management, L.P., its corporate affiliates, and the investment funds under their management (the “Funds”) (collectively referred to herein as “Oaktree,” “we” or “our”) are providing this privacy notice (“Notice”) to you to satisfy disclosure and transparency requirements required under data protection and privacy regulations adopted by regulatory authorities in the jurisdictions in which Oaktree conducts business, including Regulation S-P, which implements the requirements of the Gramm-Leach Bliley Act with respect to financial institutions subject to the jurisdiction of the Securities and Exchange Commission, and (ii) Regulation (EU) 2016/679 (the General Data Protection Regulation) as it applies in the European Union and the United Kingdom. These regulations require that Oaktree (as a data controller) ensure that our clients, investors, and their proxies understand how we collect and process personal information about them and to whom we disclose and/or transfer such information. If you provide personal information to us about any person other than yourself, you must ensure that they understand how their information will be used, and that you have obtained their consent to, or are otherwise authorized to, provide their personal information to us.

COLLECTION OF PERSONAL INFORMATION

In connection with making available investment products and services to current and prospective clients and investors, as well as to fulfill regulatory requirements, we collect personal information directly from you as a managed account client or fund investor and/or the beneficial owners of your interests in the Funds (“beneficial owners”). In connection with investments made by our Funds (including portfolio companies, loan portfolios, properties and investments in other companies and businesses), we, or our appointed service providers, may collect personal information from you directly and from other third parties (for example from our business or operating partners, servicers, and other agents). Depending on the nature of your relationship with Oaktree, the personal information we collect and may have collected over the past twelve (12) months may include, but is not limited to, identifiers (such as name, address, email address and other contact details, date of birth and place of birth), characteristics of protected classifications under applicable law (such as nationality(ies)), employment information, details from passports or other government issued documents (including identifying numbers, country and date of issuance, and expiration date), social security number (where permitted), or other tax or national identification numbers (some of which may constitute sensitive person information in some jurisdictions), and commercial information (such as nature and extent of the interest in the Funds, account name, account number, financial institution, wire transfer instructions and other financial status (including source of funds), investor profile, and suitability information (including AML/KYC information) as required to determine eligibility to invest). We may also collect personal information, such as identifiers (name, address, email address and other contact details, date of birth and place of birth), commercial information (nature and extent of the interest in the Funds), social security number (where permitted) or other tax or national identification number of your individual representatives, proxies, underlying investors and/or beneficial owners, and control persons, where applicable (some of which may constitute sensitive personal information in some jurisdictions). You should also be aware that telephone conversations and electronic messages (e.g., SMS/MMS/iMessage text messages, WhatsApp, and WeCom) with certain Oaktree staff members may be recorded.

In addition to above, if you are connected to the underlying investments of the Funds, the employment information we collect may include professional information, such as salary, the nature of your profession or business and other remuneration details. Further, we may collect the amounts outstanding under a loan (or other financial instruments), and the previous performance of such loan as well as related documentation and correspondence, information relating to your financial circumstances such as your income, assets and liabilities, and sensitive information such as criminal records.

We, or our appointed service providers, may also collect certain Internet or other similar network activity information about you through the use of technology, such as cookies and tags, which compile information about your usage of data sites containing information and documents about the Funds (such as when you entered the site and which documents you have viewed and printed) and your interaction with marketing communication, electronic messages and emails we (or others on our behalf) send (for example, which links in an email you have clicked). For details on the information we collect via technology and cookies used on our website, see the section below entitled “Use of Technology and Cookies.” If you are connected to the underlying investments of the Funds, we, or our appointed service providers, may also collect personal information, such as identifiers (name, address, email address and other contact details) of your individual representatives, where applicable (for instance, we may process information about your family, guarantors or sponsors in respect of personal guarantees or your tenant) through use of similar/same technology.

If you are resident in the People’s Republic of China, some of this information constitutes sensitive personal information under Chinese data protection law (namely, national identification numbers and other identifying numbers, commercial information, salary and certain Internet or other similar network activity information about you through the use of technology, such as cookies and tags, which compile information about your usage of data sites) and, in this context, you understand and are aware that sensitive personal information is personal information that, if disclosed or used illegally, could easily lead to the infringement of a natural person’s human dignity or the endangerment of the safety of his or her person or property.

We do not knowingly process any personal information about anyone under the age of 18.

In addition to collecting personal information directly from you or your beneficial owners, we collect personal information from other sources, as detailed further above and below.

SOURCES OF PERSONAL INFORMATION

If you are a current or prospective client or investor, we collect personal information directly from you through the following: (i) limited partnership subscription agreements and group trust participation agreements; (ii) information from your transactions and interactions with us, including through electronic communication, for which secure third party providers may have access to the content of such communication, and/or custodian banks and administrators; and (iii) forms or other documents prepared in the course of establishing and maintaining a relationship with us.

Third parties from whom we collect personal information about you include: (i) companies who maintain anti-money laundering and terrorism sanction screening and know your customer databases; (ii) publicly available sources of know your customer information, including those made available through the Internet and public registers; and (iii) third-parties acting on your behalf such as consultants, accountants, custodians, legal advisors proxies and other service providers or agents.

If you are a proxy on behalf of a client or investor, we may collect your personal information from (i) the current or prospective client or investor you act on behalf of, and (ii) third party institutions, such as banks, to verify certain information you have provided.

If you are an individual connected with the underlying investments of the Funds, we, or our appointed service providers, may collect personal information directly from you and through the following: (i) vendors or other relevant parties connected with our investments during the acquisition process (including vendors of relevant assets, properties, investments, loan portfolios or other instruments during the acquisition process); (ii) our affiliates, agents and delegates (including special service providers and sub-service providers) and operating partners (including asset or property managers); (iii) professional advisers or third party financiers; and (iv) third parties acting on your behalf such as consultants, accountants, financial intermediaries, legal advisors and other agents.

We may also create new personal information through analysis, review, and interpretation of information we already hold.

USES OF PERSONAL INFORMATION

If you are a current or prospective client or investor, your personal information and/or information on your beneficial owners may be processed, where lawful and relevant under applicable law, on any of the following grounds: (i) in order to comply with our legal and regulatory obligations; (ii) because we need the information for reasons of substantial public interest; (iii) to protect your or someone else’s vital interests; (iv) in order to perform our contract with you, or to take steps prior to entering into such contract; (v) because we have obtained your consent; and/or (vi) because we have a legitimate business interest in processing it, including for any of the following purposes (as applicable):

•        maintaining the register of limited partners and participants in the Funds, including accurate and up-to-date information on beneficial owners of interests in the Funds;

•        processing subscriptions, redemptions and transfers of interests in the Funds;

•        processing distributions of income or capital from the Funds;

•        complying with applicable anti-money laundering, anti-corruption and bribery, terrorism financing rules, sanctions, and the prevention and detection of crime or other applicable laws or regulations of jurisdictions in which Oaktree conducts business;

•        filing information with legal or regulatory authorities in various jurisdictions;

•        handling and resolving complaints or dealing with other client and investor inquiries;

•        marketing investment management services as well as interests in the Funds and future Funds;

•        exchanging mail correspondence or documentation which may involve providing your contact details to couriers and service providers in charge of the delivery service;

•        contacting you to set up meetings and/or phone calls between you and your Oaktree business contact(s);

•        providing appropriate management of the client and investor relationship and developing new investment products and services; or

•        organizing, operating, and investing separately managed accounts and Funds including carrying out all customary operational, risk management, and supervisory functions.

If you are a resident of California, we process sensitive personal information for the following purposes:

•        processing distributions of income or capital from the Funds;

•        complying with applicable anti-money laundering, anti-corruption and bribery, terrorism financing rules, sanctions, and the prevention and detection of crime or other applicable laws or regulations of jurisdictions in which Oaktree conducts business; or

•        filing information with legal or regulatory authorities in various jurisdictions.

Where required by applicable law, we will obtain your prior consent before using your personal information for direct marketing purposes and if you do not consent, we will not use your personal information for these purposes.

If you are a proxy on behalf of a client or investor, your personal information (which may include information which constitutes sensitive personal information in some jurisdictions) will be processed to enable you to act on behalf of the clients or investors you represent, including inputting information regarding such clients or investors on our systems. This processing is necessary: (a) for the performance of contract as detailed under (iv), and (b) based on our legitimate business interest in processing it as detailed under (vi) in the preceding paragraph.

If you are an individual connected with the underlying investments of the Funds, your personal information may be processed: (i) in order to comply with our legal and regulatory obligations; (ii) because we need the information in order to comply with our obligations under contract; and/or (iii) because we have a legitimate business interest in processing it, including for the following purposes (where relevant):

•        managing our business;

• managing and administering our investment in your company and/or business and/or asset and/or any loan we have made to you in this respect (including your ability to repay the loan and to determine the appropriate strategy) and any related guarantee(s) or security including the collection of the debt owed by you;

• managing the properties owned or investments made by our Funds under management; and

•        establishing the value of our assets and investments.

Where we are permitted to rely on legitimate business interests as the ground for processing your personal information or information on your beneficial owners, we will carry out an assessment to determine any conflicts between our interests and any rights in relation to the protection of your personal information that you may have, to the extent required by applicable laws.

USE OF TECHNOLOGY AND COOKIES

Where permitted, and in accordance with applicable law(s), we collect certain information about you through the use of cookies. Cookies are pieces of information, or files, placed on your device’s disk that provide information including how and when pages on our website are accessed by users. To find out more about cookies please visit www.allaboutcookies.org.

In addition, we use cookies that are essential in order to enable you to move around our website and use its features. Without these necessary cookies, services you have asked for, such as remembering your login details, cannot be provided.

DISCLOSURE OF PERSONAL INFORMATION

We do not disclose any personal information about prospective, current or former clients, investors (or their respective proxies), and persons connected with underlying investments of the Funds to any third parties except: (i) to our affiliates and non-affiliated third parties that provide services to Oaktree and the Funds, as permitted by applicable law or regulation; and (ii) where required or authorized by law (e.g., filing information with regulatory authorities in various jurisdictions). We disclose and in the past twelve (12) months we may have disclosed personal information collected about you with affiliates and non-affiliated third parties such as:

•        third parties acting on your behalf such as consultants, accountants, custodians, legal advisors and other service providers or agents;

•        co-general partners of the Funds who provide investment management advice;

•        custodian banks, prime brokers, administrators and other service providers who provide services to Oaktree or the Funds in order to fulfill the operations of its investment management services, operational, risk management and other supervisory functions and other services;

•        lenders who provide loans to the Funds to facilitate the making of investments;

•        counterparties to investment transactions engaged in by the Funds;

•        consultants engaged to enhance and maintain portfolio management, accounting, and client relationship management systems, and to create and process client and investor reporting;

•        vendors engaged to assist in the due diligence, validation and reporting in connection with tax and other regulatory reporting forms;

•        third party service providers engaged to assist in know your customer and identity verification and anti-money laundering and terrorism screening;

•        vendors engaged to assist in arranging Oaktree conferences, facilitating the distribution of legal documents and other Fund-related materials and marketing communications;

• combined marketing efforts, which could include sending marketing communications on our behalf, sending their own marketing communications and facilitating joint marketing activities;

• advisors who provide audit, financial, tax and legal advice to Oaktree, the Funds and other third-party experts (such as notaries);

•        courier services or other package delivery services;

•        governmental bodies, public registers and regulatory and tax authorities in various jurisdictions to comply with reporting and notification requirements;

•        other parties to a merger, acquisition, reorganization, funding/investment round or similar transaction or proceeding involving Oaktree, or steps in contemplation of such activities;

•        our consultants, agents, delegates (including special service providers and sub-service providers), operating partners, property or asset managers; and

•        third-party financiers connected with a particular investment or property, other parties to a merger, acquisition, reorganization, funding/investment round or similar transaction or proceeding involving Oaktree, or steps in contemplation of such activities.

If you are a resident of California, we disclose and in the past twelve (12) months may have disclosed sensitive personal information with:

•        third party service providers engaged to assist in know your customer and identity verification and anti-money laundering and terrorism screening; and

•        governmental bodies, public registers as well as regulatory and tax authorities in various jurisdictions to comply with reporting and notification requirements.

Where permitted, Oaktree may also disclose your personal information, including sensitive and special category personal information, to other parties pursuant to your express consent, to fulfill your instructions, to comply with applicable laws and regulations or to fulfil other applicable legal or contractual requirements. If you are a proxy, we will also disclose your personal information to the client or investor you represent.

We do not collect, use, or disclose personal information, including sensitive and special category personal information, for purposes other than those specified in this Notice. Further, we only use and disclose sensitive and special category personal information for purposes permitted by applicable law, or otherwise with your consent. Oaktree does not, has not in the past twelve (12) months and will not, “sell” or “share” (as these terms are defined in the California Consumer Privacy Act, as amended by the California Privacy Rights Act, and all implementing regulations thereto (“CCPA”)), personal information collected about you.

SECURITY OF PERSONAL INFORMATION

We limit access to personal information about you to those employees, agents and other parties who need to know the information to enable Oaktree to provide relevant investment products or services to you, as well as to satisfy regulatory and/or legal obligations. We maintain physical, electronic, and procedural safeguards that comply with applicable statutory and legislative requirements to adequately secure your personal information. Additionally, in the event of a personal data breach, we will comply with our applicable notification obligations under relevant data protection law, as appropriate.

TRANSFER OF PERSONAL INFORMATION

Your personal information may be transferred to or disclosed to entities in countries where data protection laws might not exist or be of a lower standard than in Europe, the United Kingdom, the Cayman Islands, or your home country (if different). This includes the transfer of personal information among Oaktree affiliated entities. As at the date of this Notice, Oaktree has affiliates within the United Kingdom and the EEA as well as affiliates in the United States, Dubai, Hong Kong, China, Japan, Singapore, South Korea, India, Australia and Switzerland. We may also disclose your personal information with third parties located in the same jurisdictions as the Oaktree entities and jurisdictions in which our Funds are domiciled (such as the Cayman Islands) as well as other jurisdictions, and information may be stored and processed manually and electronically through global systems and tools for the purposes outlined in this Notice. For example, we may disclose your personal information to our legal advisers and lenders. For information on your rights, including the right to object to the processing/transfer of your personal information, please see “Your Rights” section below.

When transferring personal information outside the EEA, the UK or the Cayman Islands, we seek to comply with the EU General Data Protection Regulation and the UK General Data Protection Regulation by using the appropriate Standard Contractual Clauses or by adopting other means to ensure that adequate safeguards are applied (including, where relevant, transfers to a recipient with an appropriate arrangements in compliance with obligations in the Cayman Islands). We also seek to comply with any other data transfer requirements that apply in other countries where we operate, which may include requesting your consent to such transfers.

If you would like more information on how we comply with transfer requirements, contact the relevant regional client services email address detailed on Annex 1. If you are an individual connected with underlying investments of the Funds, please contact Oaktree’s Data Privacy Team at DataPrivacyTeam@oaktreecapital.com.

RETENTION OF PERSONAL INFORMATION

We will retain your personal information only for as long as you maintain your account or as long as we consider necessary in connection with the purposes set out in this Notice, unless applicable law or regulations require or permit a longer retention period, as described further in our document retention policies. In addition, we may retain your personal information for the duration of any period necessary to establish, exercise or defend any legal rights.

Where we store telephone conversations and electronic messages, we do so in line with Oaktree’s policy governing records retention to which the firm is subject and as necessary to comply with legal requirements.

If you would like to find out more information on how long your data is retained, please contact us using the contact details set out further below.

YOUR RIGHTS

The rights described in this paragraph are applicable to you only if you reside in a jurisdiction where the provisions of such rights are required by the data protection and privacy laws and regulations of the governing regulatory authority. As such, where required by applicable law or regulation, you may ask the relevant Oaktree entity for information about our collection, use, and disclosure of your personal information (specifically the pieces of personal information collected, categories of personal information collected, categories of sources from whom the personal information is collected, the purpose for collecting the personal information, and the categories of third parties with whom we have disclosed the personal information), to correct it, to delete it, or to transfer it to you or another organization. You may also have rights to restrict the processing of your personal information, object to some processing and, where we have asked for your consent to process your personal information, to withdraw this consent, but if you do so, it will not affect the lawfulness of any of our processing of your personal information before you withdrew your consent. You may also have the right to lodge a complaint with your data protection supervisory authority. You have rights to object to direct marketing at any time, which you may do by using any opt-out function given in our emails to you, by emailing the relevant regional client services contacts given below or by getting in touch with your usual local Oaktree contact. You may also have the right under applicable laws to be free from discrimination for exercising any or some of the rights above, as well as the right to nominate another person to act on your behalf in exercising your data rights in the event of your death or incapacity. You may also have the right to obtain a copy of this Notice in another language.

You should also be aware that these rights may be limited (for example, where we are required by law to collect and process your personal information, or where we are permitted by law to deny your request to delete certain information we hold about you). For example, please note that certain personal information we hold about you is subject to mandatory recordkeeping requirements under applicable U.S. securities laws and regulations, including rules promulgated by the Securities and Exchange Commission. Where such requirements apply, we may be unable to fulfill a request for erasure or deletion of personal information for the duration of the applicable retention period, notwithstanding your rights under applicable data protection law. We will inform you if this limitation applies to your request and/or unable to fulfill a request you make regarding the rights associated with our processing of your personal information because your rights are limited, we will inform you of the reasons why when responding.

Where we need to collect personal information by law, in order to process your instructions or to perform a contract and you do not provide such information when requested, we may not be able to carry out your instructions and/or enter into, perform and/or continue with the contract. In particular, where we must collect and process personal information in order to comply with applicable law or enter into and perform services under an agreement with you, if you or your beneficial owners do not provide the personal information, we may not be able to enter into the agreement or provide services as contemplated by any agreement we have in place and you or your beneficial owners may be exposed to criminal sanctions where the personal information is required to satisfy a Fund’s filing obligation with a regulatory authority. In other cases, the provision of data may be optional.

Should you have any questions or requests in relation to your rights, refer to the relevant regional client services email address detailed in Annex 1. Where relevant, you may exercise your data rights by using our webform made available via www.oaktreecapital.com, or by calling us using a toll-free number 1-877-481-0949. If you are an individual connected with underlying investments of the Funds, please contact Oaktree’s Data Privacy Team at DataPrivacyTeam@oaktreecapital.com or by calling us using a toll-free number 1-877-481-0949. We will attempt to handle all requests at the earliest opportunity. We may need to collect information from you to verify your identity, such as your email address, government issued ID or date of birth, before providing a substantive response to the request. You may designate, in writing or through a power of attorney document, an authorized agent to make requests on your behalf to exercise your rights. Before accepting such a request from an agent, we will require that the agent provide proof you have authorized them to act on your behalf, and we may need you to verify your identity directly with us. In addition, you have the right under certain data protection laws to complain to competent data protection authorities.

UPDATES TO THIS PRIVACY NOTICE

This notice may be updated periodically to reflect changes in law, or in our data protection and privacy practices. We will distribute any material updates to you and indicate below the date of the most recent update to this Notice.

For more information on who is considered the data controller in connection with the collection of your personal information or if you have any other queries relating to this Notice, contact us using the relevant regional client services email address detailed on Annex 1 or contact your local client services representative directly. If you are an individual connected with underlying investments of the Funds, please contact Oaktree’s Data Privacy Team at DataPrivacyTeam@oaktreecapital.com.

Dated: April 2026

Annex 1: Oaktree Entities*

Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Tel: +1 213 830-6300	OCM Investments, LLC 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Tel: +1 213 830-6300	Oaktree Fund Advisors, LLC 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Tel: +1 213 830-6300	Oaktree Capital Management (UK) LLP Verde, 10 Bressenden Place London, SW1E 5DH, United Kingdom Tel: +44 20 7201-4600
Oaktree Capital Management (Europe) LLP Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201-4600	Oaktree Capital Management (International) Limited Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201-4600	LFE European Asset Management S.à.r.l. 31 Avenue Monterey L-2163 Luxembourg Grand Duchy of Luxembourg Tel: +352 26 6325 47 24	Oaktree Luxembourg CoopSA 26A, boulevard Royal, 7th Floor L-2449 Luxembourg Grand Duchy of Luxembourg Tel: +352 26 6325 47 24
Oaktree Capital Management (Dubai) Limited Office 29-02, Level 29 ICD Brookfield Place, Dubai International Financial Centre Dubai, United Arab Emirates Tel: +971 481-89600	OCM Netherlands Opportunities Cooperatief U.A. and OCM Netherlands Global Opportunities Cooperatief U.A Barbara Strozzilaan 201, 1083 HN Amsterdam, The Netherlands Tel: +3120 579-2128	Oaktree Capital Ireland Limited 2nd Floor 27 Merrion Square Dublin 2, Ireland Tel: +353 1 662-1301	LFE European Asset Management Switzerland GmbH Signature Bahnhofplatz Bahnhofplatz 8001 Zurich Tel: +352 26 6325 47 24
LFE European Asset Management S.à r.l., French Branch 29-31 Rue de Courcelles 75008 Paris, France Tel: +33 7 89 01 86 98	Oaktree GMBH An der Welle 3 60322 Frankfurt Am Main, Germany Tel: +49 69 244 339-3000	LFE European Asset Management S.àr.l., German Branch Frankfurter Welle, An der Welle 3, 9th Floor 60322 Frankfurt Am Main, Germany Tel: +49 69 244 339-3000	LFE European Asset Management S.a.r.l, Sverige Filial Ostermalmstorg 1 Stockholm 114 42, Sweden Tel: +44 20 7201-4600
LFE European Asset Management, S.à r.l., Sucursal enEspaña Calle Serrano, 21, 2A, 28001 Madrid, Spain Tel: +352 26 63 25 47 24	Mendaza Hispania, S.L. Calle Serrano, 21, 2A, 28001 Madrid, Spain Tel: +44 20 7201-4600	Oaktree Capital (Seoul) Limited Suite 2207, 20/F Glass Tower 534 Teheran-ro, Gangnam-gu Seoul 06181, Republic of Korea Tel: +82 22 191-8000	Oaktree Capital (Hong Kong) Limited Suite 6101, 61/Floor Two International Finance Centre 8 Finance Street, Central, Hong Kong Tel: +852 3655-6800
Oaktree (Beijing) Investment Management Co., Ltd. Room 36, Level 28 China World Office 1 No. 1 Jianguomenwai Ave. Chaoyang District Beijing 100004, China Tel: +86 10 6535-0208

Oaktree Overseas Investment Fund Management (Shanghai) Co., Ltd.
Suite 3670, Level 36
Shanghai International Finance Centre,
Tower 2
No 8 Century Avenue
Pudong, Shanghai 200120, China
Tel: +86 21 6062-7390

		OCM India Services Private Limited 103B, 10th Floor, 3 North Avenue Maker Maxity Bandra Kurla Complex, Bandra East Mumbai 400 051, India Tel: +91 22 6917-5600	Oaktree Japan, Inc. Marunouchi Building, 13th Floor 2-4-1 Marunouchi, Chiyoda-ku Tokyo 100-6313, Japan Tel: +81 50 5785-7420
Oaktree Capital (Australia) Pty Limited Level 44, Suite 44.03 Governor Phillip Tower 1 Farrer Place Sydney, NSW 2000 Australia Tel: +612 8552-0170	Oaktree Capital Management Pte. Ltd. 138 Market Street #32-04 CapitaGreen Singapore 048946 Tel: +65 6305-6550	OCM India GCC Private Limited Level 15, Tower 30, RMZNexity Inorbit Mall Road, HITEC City Hyderabad, Telangana 500081, India Tel: +91 40 6925 0000	OCM India IFSC Private Limited Unit No C116 Plot T1 and T4, Road 13, Block 11, GIFTSEZ Gandhinagar, Gujarat 382355, India Tel: +91 91041 87457
Quercia Capital S.R.L. Roma (RM) Via Antonio Bertoloni 29 Cap 00197 Italy Tel: +44 20 7201-4600

*   For information related to the regulated status of Oaktree offices, please refer to www.oaktreecapital.com/contact-us.

Oaktree Client Services Contacts:

Americas	Europe and Middle East	Asia Pacific
csus@oaktreecapital.com	cslondon@oaktreecapital.com	csasia@oaktreecapital.com

BROOKFIELD

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

What information do we collect?

We collect the following Personal Information about you:

•        Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•        Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•        Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•        Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•        Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•        Other organizations, with your consent or as directed by you; and

•        Other organizations, as permitted or required by law (e.g., for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

APPENDIX A

SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Description of Share Classes” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund.

The information in this Appendix is a part of, and incorporated into, the Prospectus for the Fund, and must be delivered with the Prospectus.

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FINANCIAL INTERMEDIARIES

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing Fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or SAI. In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the Fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•        Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•        Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the Fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•        Shares purchased through a rollover from another 529 plan.

• Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

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Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

•        Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts.

Wells Fargo Advisors Clients purchasing Class A shares of the Fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•        Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•        Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

•        Gift of shares will not be considered when determining breakpoint discounts.

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BROOKFIELD INVESTMENT FUNDS

Oaktree Emerging Markets Equity Fund
Class A, C and I Shares

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS AND FORM N-CSR:

The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) and Form N-CSR contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

APPENDIX A TO THIS PROSPECTUS:

Appendix A to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” is a separate document that is incorporated by reference into (or legally considered part of) this Prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this Prospectus and the related Statement of Additional Information.

The SAI, the Shareholder Reports and other information such as Fund financial statements are available free of charge on the Fund’s website at https://brookfield.onlineprospectus.net/Brookfield/funds/. You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-244-4859 or by writing to:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 219252
Kansas City, MO 64121
https://brookfield.onlineprospectus.net/Brookfield/funds/

Reports and other information (including the SAI) about the Fund are available:

• Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

• For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Class A — (BLRAX)
Class C — (BLRCX)
Class I — (BLRYX)

Brookfield Global Listed Infrastructure Fund

Class A — (BGLAX)
Class C — (BGLCX)
Class I — (BGLYX)

Brookfield Next Generation Infrastructure Fund
(formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund)

Class A — (GRSAX)
Class C — (GRSCX)
Class I — (GRSIX)

Statement of Additional Information
April 30, 2026

Brookfield Investment Funds (the “Trust”) currently consists of five separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield Next Generation Infrastructure Fund (the “Next Generation Fund”), Center Coast Brookfield Midstream Focus Fund and Oaktree Emerging Markets Equity Fund (each, a “Fund,” and collectively, the “Funds”). This Statement of Additional Information (the “SAI”) relates only to the Global Real Estate Fund, the Infrastructure Fund and the Next Generation Fund.

This SAI, which is not a prospectus, provides information about each of the Funds. The SAI should be read in conjunction with the Funds’ Prospectus for Class A Shares, Class C Shares and Class I Shares dated April 30, 2026. In addition, the Funds’ financial statements are incorporated herein by reference to the Funds’ Form N-CSR for the fiscal year ended December 31, 2025. Copies of the Funds’ Prospectus and financial statements may be obtained, without charge, on the Funds’ website at https://brookfield.onlineprospectus.net/Brookfield/funds, by writing to the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO 64105, or by calling 1-855-244-4859.

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GENERAL INFORMATION

The Trust is an open-end management investment company organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Global Real Estate Fund, the Infrastructure Fund and the Next Generation Fund each seek total return through growth of capital and current income. There can be no assurance that each Fund will achieve its investment objective. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”), without shareholder approval. The Global Real Estate Fund, the Infrastructure Fund, and the Next Generation Fund are diversified as that term is defined in the 1940 Act.

Effective September 30, 2025, the Next Generation Fund changed its name from Brookfield Global Renewables & Sustainable Infrastructure Fund to Brookfield Next Generation Infrastructure Fund.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize, and certain risks associated with such investments and strategies.

Common Stocks (All Funds)

The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Funds.

A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry. The value of a particular common stock held by the Funds may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Funds may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure and is therefore inherently more risky than preferred stock or debt instruments of such issuers.

Convertible Securities (All Funds)

Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price

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of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Equity Securities and Related Investments (All Funds)

Investments in Equity Securities.    Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Warrants and Stock Purchase Rights.    A Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes).

Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares.    Each Fund may invest in preferred shares. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

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Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Foreign (Non-U.S.) Securities (All Funds)

General.    Each Fund may invest in securities of foreign (non-U.S.) companies, or sponsored and unsponsored depositary receipts for such securities.

Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets.    Each Fund may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which a Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the

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extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Depositary Receipts.    The Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Custodian Services and Related Investment Costs.    Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement

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problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Withholding and Other Taxes.    The Funds will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Funds’ investments in such countries. These taxes will reduce the return achieved by the Funds. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

Inflation/Deflation Risk (All Funds)

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund. Inflation can operate to effectively reduce investors’ real investment returns. This is particularly true of fixed-income assets, as the fixed return yields of such assets become increasingly less valuable to the investor as inflation rises. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund’s portfolio.

Derivatives Transactions Subject to Rule 18f-4 Under the 1940 Act (All Funds)

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts.

Rule 18f-4 under the 1940 Act governs the Funds’ use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Funds to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Funds, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Funds are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Funds elect to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Funds are relying on the Limited Derivatives User Exception (as defined below), the Funds must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Funds to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk

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(“VaR”)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if each Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and each Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

The Funds intend to limit their engagement in Derivatives Transactions such that they will qualify for the Limited Derivatives User Exception for purposes of Rule 18f-4. As a result, the Funds will be subject to substantially fewer substantive regulatory requirements under Rule 18f-4 than would be the case if they did not so qualify. However, there is no guarantee that the Funds will meet or continue to meet such qualifications, and, as a result, there is a risk that the Funds may become subject to more onerous requirements under Rule 18f-4 than currently intended.

Swaps.    Each Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

In the event that a Fund is a credit default swap seller, the full notional amount of the credit default swap(s) will be segregated by the Fund to cover the outstanding positions.

Because a Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their positions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on a Fund that utilizes these instruments.

Futures Contracts.    Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

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Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described below under “Foreign Currency Contracts and Currency Hedging Transactions.”

At the time a Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit market value of the futures contract will be designated as segregated at that Fund’s custodian. When writing a futures contract, a Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of the transactions if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.

Options on Securities and Stock Indexes.    Each Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

A Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the investment adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

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A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.

Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.

Interest Rate Futures Contracts and Options Thereon.    A Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

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The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Foreign Currency Contracts and Currency Hedging Transactions.    In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward contracts to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when a Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” Because in connection with a Fund’s foreign currency forward transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment under the forward contract will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. Certain types of forward contracts are now regulated as swaps by the Commodity Futures Trading Commission (“CFTC”). The regulation of such forward contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a Fund that utilizes these instruments. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

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A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of forward contracts and foreign currency futures will usually depend on the investment adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Securities Index Futures Contracts and Options Thereon.    Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Risks of Options, Futures and Forward Contracts.    Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the investment adviser’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors and unanticipated changes may cause poorer overall performance for a Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, a Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.

A Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of a Fund’s futures contracts and options thereon may equal or exceed 100% of that Fund’s total assets. No Fund, however, has a current intention of entering into futures transactions other than for traditional hedging purposes.

Exclusion from Definition of Commodity Pool Operator.    Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), Brookfield Public Securities Group LLC (the “Adviser”) has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund. Each Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, each Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). These limitations may have a negative impact on the ability of the Adviser to manage each Fund and on each Fund’s performance.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps (All Funds)

Title VII of the Dodd-Frank Act, enacted in July 2010, the “Derivatives Title,” includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by a Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the Securities and Exchange Commission (“SEC”) (collectively, “swaps”).

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The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact a Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change a Fund’s trading of Covered Swaps. With respect to mandatory central clearing, a Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for a Fund. In either scenario, the Adviser and/or a Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Additionally, the Regulators have finalized regulations with a phased implementation that may require swap dealers to collect from the Fund’s initial margin and variation margin for uncleared derivatives transactions in certain circumstances. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers certain new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible. The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate. Swap dealers and major swap participants are subject to a panoply of new regulations, including among others, capital and margin requirements and business conduct standards. Additionally, it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions. This means that the Fund could face increased transaction costs when entering into swaps with a swap dealer.

These requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize. There can be no assurance that these developments will not adversely affect the business and investment activities of the Adviser and a Fund.

Short-Term Investments (All Funds)

For temporary defensive or cash management purposes, each Fund may invest in short-term investments including, but not limited to: (a) commercial paper and other short- term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency.

Risks Associated with Long Term Objective — Not a Complete Investment Program (All Funds)

The Funds are intended for investors seeking a high level of total return, with an emphasis on income. The Funds are not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Funds should not be considered a complete investment program. Each shareholder should take into account the Funds’ investment objective as well as the shareholder’s other investments when considering an investment in the Funds.

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Infrastructure Companies Risk (Next Generation Fund)

Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in infrastructure companies. Infrastructure companies maybe particularly affected by or subject to:

Regulatory Risk.    Infrastructure companies may be subject to substantial governmental regulation and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. For example, infrastructure companies engaged in businesses with monopolistic characteristics, such as electricity distribution, could face caps placed by regulators on allowable returns. Often these price determinations are final with limited or no right of appeal. Given the public interest aspect of the services that infrastructure assets provide, political oversight of the sector is likely to remain pervasive and unpredictable and, for political reasons, governments may attempt to take actions, which may negatively affect the operations, revenue, profitability or contractual relationships of portfolio investments, including through expropriation. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk.    This risk arises where a change could occur in the way a service or product is delivered, rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk.    This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Force Majeure Risk.    The use of infrastructure assets may be interrupted or otherwise affected by a variety of events outside the Fund’s control, including serious traffic accidents, natural disasters (such as earthquakes, flood, lightning, hurricanes and wind), man-made disasters, defective design and construction and other unforeseen circumstances. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of renewables and sustainable infrastructure companies could adversely impact the prices of the securities of such issuer. While the Fund will seek to make investments where insurance and other risk management products (to the extent available on commercially reasonable terms) are utilized to mitigate the potential loss resulting from catastrophic events and other risks customarily covered by insurance, this may not always be practicable or feasible. Moreover, it will not be possible to insure against all such risks, and such insurance proceeds as may be derived in a timely manner from covered risks may be inadequate to completely, or even partially, cover a loss of revenues, an increase in operating and maintenance expenses and/or are placement or rehabilitation.

Throughput Risk.    The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by such company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

Project Risk.    To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new or development-stage infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, site

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procurement delays, strikes, disputes, environmental issues, force majeure, or failure by one or more of the investment participants to perform in a timely manner their contractual, financial or other commitments. Each of these factors may adversely affect the Fund’s return from a particular investment.

Strategic Asset Risk.    Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Operation Risk.    The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages. In addition, the operations of the issuers of the Fund’s investments may rely on government permits, licenses, concessions, leases or contracts. For example, certain portfolio investments may need to use public ways or may operate under easements. Under the terms of agreements governing the use of public ways or easements, government authorities may retain the right to restrict the use of such public ways or easements or to require portfolio companies to remove, modify, replace or relocate their facilities at the company’s expense. If a government authority exercises these rights, an infrastructure company could incur significant costs, and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of the relevant portfolio investment. Government entities generally have significant influence over such companies in respect of the various contractual and regulatory relationships they may have, and these government entities may exercise their authority in a manner that causes delays in the operation of the business of the issuers of the Fund’s investments, obstacles to pursuit of such issuers’ strategy or increased administrative expenses, all of which could materially and adversely affect the business and operations of the Fund.

Customer Risk.    Infrastructure companies can have a narrow customer base. Should these customers or counter parties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Interest Rate Risk.    Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Furthermore, many infrastructure businesses rely on concessions to mitigate the inflation risk to cash flows through escalation provisions linked to the inflation rate (e.g., the toll set on a toll road). While these provisions may protect against certain risks, they do not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for infrastructure businesses and a reduction in the amount of cash available for distribution to investors. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

Inflation Risk.    Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In addition, the market value of portfolio investments may decline in times of higher inflation rates given that the most commonly used methodologies for valuing investments (e.g., discounted cash flow analysis) are sensitive

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to rising inflation and real interest rates. Finally, wage and price controls have been imposed at times in certain countries in an attempt to control inflation, which could significantly affect the operation of portfolio investments. Accordingly, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Developing Industries Risk.    Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund may invest may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Financing Risk.    From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Debt Securities and Related Investments (All Funds)

Debt Securities Rating Information.    The Funds may each invest in debt securities of any rating, including below investment grade debt securities or comparable unrated securities, but may not invest in securities in default. All Funds may invest in convertible debt securities rated “D” or better, or comparable unrated securities as determined by the Adviser. Investment grade debt securities are those rated “BBB” or higher by S&P Global Ratings (“S&P”) or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. See “Appendix A” for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the

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condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of a Fund’s portfolio securities, the Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. Government Securities.    U.S. government securities in which the Funds invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Funds accrue income on these investments for tax and accounting purposes,

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which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Subordinated Securities.    The Funds may each also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured Securities.    The Funds may each invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating Rate Loans.    A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate is a reference rate that is intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. There has been a recent transition to other reference rates, including the Secured Overnight Financing Rate (“SOFR”).

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Funds may each invest in loans in different ways. A Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans It can be advantageous to a Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that a Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When a Fund invests in an assignment of, or a participation interest in, a loan, a Fund may pay a fee or forgo a portion of the interest payment. Consequently, a Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. A Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

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Assignments An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. A Fund may acquire participation interests from the financial institution or from another investor. A Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Other Information About Floating Rate Loans Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets.

Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

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A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless a Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. A Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

A Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. A Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from a Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by a Fund.

Inverse Floating Rate Securities.    The Funds may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Event-linked Bonds.    The Funds may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near,

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the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is “BB” by S&P or the equivalent rating for another NRSROs. However, there are event-linked bonds rated higher or lower than “BB.”

The Fund’s investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond’s credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked Swaps.    The Funds may each obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Debt Obligations of Non-U.S. Governments.    The Funds may each invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds A Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations.

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A Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank Obligations (All Funds)

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (All Funds)

Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates Of Deposit (All Funds)

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Funds may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes (All Funds)

A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the

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remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of that Fund’s net assets.

A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Investments in Other Investment Companies (All Funds)

Each Fund may invest in shares of other investment companies, such as mutual funds, exchange-traded funds (“ETFs”) and closed-end funds registered under the 1940 Act, provided the investment is consistent with the Fund’s investment strategies, policies and restrictions. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. The statutory limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of a Fund’s total assets in securities of other investment companies in the aggregate. However, the Funds may rely on Rule 12d1-4 under the 1940 Act to invest in other investment companies beyond the statutory limitations, subject to certain conditions.

If a Fund invests in shares of other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the expenses of the underlying investment companies to the extent such expenses are not waived or reimbursed. Fund shareholders will also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies.

ETFs are investment companies that seek to track the performance of a specific index or implement actively managed investment strategies. Index ETFs may fail to accurately track the performance of the indices they are designed to track, as ETFs have expenses and may need to hold a portion of their assets in cash (unlike the indices), and for various reasons, index ETFs may not invest in all of the securities in the indices in the same proportion as the indices. Unlike index ETFs, actively managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. The Funds will incur transaction costs when buying and selling ETF shares. In addition, because ETFs, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Each Fund may invest in investment companies that are advised by the Adviser or an affiliated investment adviser (“affiliated funds”). Investing in affiliated funds presents conflicts of interest. The Adviser has an incentive to invest a Fund’s assets in an affiliated fund because the Adviser or an affiliated adviser receives advisory fees from the affiliated fund. The Adviser or an affiliated adviser may also derive indirect benefits, such as increased assets under management, as a result of a Fund investing in an affiliated fund, which benefits would not be present if the Fund instead invested in

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an unaffiliated fund. In addition, the Adviser has an incentive to consider the effect on an affiliated fund in determining whether, and under what circumstances, to purchase or sell shares of the affiliated fund. The Adviser seeks to mitigate such conflicts by waiving and/or reimbursing its advisory fee with respect to the amount of the Fund’s net assets invested in affiliated funds.

Exchange-Traded Notes (All Funds)

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Interest Rate Risk (All Funds)

Investments held by a Fund may decline in value because of changes in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. Fixed income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Recent and potential future changes in government policy that may affect interest rates and current conditions may result in a rise in interest rates which may result in a decline in the value of investments held by the Fund. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet redemption obligations.

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Limited Partnerships (All Funds)

The Funds may obtain interests in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships (All Funds)

The Funds may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general

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partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Real Estate Investment Trusts (All Funds)

The Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Stock Index (the “S&P 500”).

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Mortgage-Backed Securities (All Funds)

The Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

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The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Funds purchase subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed Mortgage Pass-Through Securities.    Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the Adviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”).    CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

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Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities.

Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities (“SMBS”).    SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued SMBS, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

A Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities (“MBS”), provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other Risk Factors Associated with Mortgage-Backed Securities.    Investing in MBS involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, MBS, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Illiquid Securities and Rule 144A Securities (All Funds)

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should

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the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

The Funds have adopted non-fundamental policies with respect to investments in illiquid securities (see Investment Restriction No. 12 below). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Securities issued under Section 4(a)(2) of the Securities Act are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(a)(2) of the Securities Act will generally be treated as illiquid and subject to each Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by a Fund does not exceed 15% of the Fund’s average daily net assets.

The Funds have implemented a liquidity risk management program (the “Liquidity Program”) and related procedures to identify illiquid investments pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). As background, the Liquidity Rule requires open-end funds, such as the Funds, to establish a liquidity risk management program and make certain disclosures regarding fund liquidity. In accordance with the Liquidity Rule, the Board approved the Adviser as the administrator of the Liquidity Program.

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Structured Notes (Next Generation Fund)

The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

Commodity Index-Linked Notes (Next Generation Fund)

A commodity index-linked note is a type of structured note that is a derivative instrument. The prices of commodity-linked derivative instruments such as commodity index-linked notes may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There can be no assurance, however, that derivative instruments will perform in that manner in the future, and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities.

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During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than have financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, a fund’s investments in commodity index-linked notes may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on a fund’s investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds.

Hybrid Instruments (Next Generation Fund)

A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each, a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Short Sales (All Funds)

The Funds may make short sales of securities, including short sales “against the box.” A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when, at the time of the sale, a Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

The Funds expect to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

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For short sales, the market value of the securities sold short of any one issuer will not exceed either 10% of the Funds’ net assets (plus the amount of any borrowing for investment purposes) or 5% of such issuer’s voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its assets or the Funds’ aggregate short sales of a particular class of securities exceeds 5% of the outstanding securities of that class. A Fund may make short sales against the box without respect to such limitations.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Funds may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Funds, because the Funds may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Funds’ obligations to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Funds will also be required to deposit similar collateral with the Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

To secure its obligations to deliver the securities sold short, each Fund will deposit in escrow in a separate account with the Custodian an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Funds may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Funds, because the Funds may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Funds must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the Rule.

Repurchase Agreements (All Funds)

Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Funds to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds’ custodian will have custody of securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Funds may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

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Reverse Repurchase Agreements (All Funds)

The Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to a Fund. The Funds will establish a segregated account with the Trust’s custodian bank in which a Fund will maintain cash or cash equivalents or other portfolio securities equal in value to a Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Borrowing (All Funds)

Though the Funds do not currently intend to borrow money, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33 1∕3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Funds’ assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of a Fund’s agreement with its lender, the NAV per share of the Funds will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Funds did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending (All Funds)

Although the Funds have no present intention to do so, each Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with a Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.

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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Usage Charges (Infrastructure Fund and Next Generation Fund)

Some investments may derive substantial revenues from collecting usage charges from public and/or private users (such as rates charged for usage of toll roads, bridges, tunnels and water utilities). Patronage forecasts are inherently uncertain. There is no guarantee that forecast patronage levels for an investment will be achieved.

When-Issued or Delayed-Delivery Securities (All Funds)

New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time a Fund enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund’s net assets (plus the amount of any borrowing for investment purposes) would be so committed.

Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund’s custodian bank.

Zero Coupon and Payment In Kind Securities (All Funds)

A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Government Intervention in Financial Markets (All Funds)

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the fund industry in general. Such regulations, could, among other things, restrict the Funds’ ability to engage in transactions, impact flows into the Funds, and/or increase overall expenses of the Funds.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remains highly uncertain. Uncertainty surrounding future changes may adversely affect the Funds’ operating environments and therefore their investment performance.

In addition, the tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Act”) made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. Several of the provisions of the Act are scheduled to expire in 2026 if not changed or extended by federal legislation. The effect of these, and the many other changes made in the Act are subject to developing guidance and their full effect may be highly uncertain, both in terms of their direct effect on the taxation of an investment in a Fund’s shares and their indirect effect on the value of the Fund’s assets, the Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Funds. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Funds, or Fund shareholders.

Certain of the Funds’ investments may provide exposure to coupon rates that are based on the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets.

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The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect each Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted.

The Funds may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Funds and their ability to achieve their investment objectives.

Special Risks Related to Cyber Security (All Funds)

Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of each Fund or its service providers may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate each Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. Each Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which each Fund invests, which may cause each Fund’s investment in such issuers to lose value. There can be no assurance that each Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Environmental Risk (All Funds)

Assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.

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INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies. Investment restrictions 9 through 13 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Restrictions

(1)         No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

(2)         No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

(3)         Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

(4)         No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that: (a) the Global Real Estate Fund will invest in securities of issuers directly or indirectly engaged in the real estate industry, as defined in the Prospectus; and (b) the Infrastructure Fund will invest in the securities of issuers directly or indirectly engaged in the infrastructure industry, as defined in the Prospectus.

(5)         No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

(6)         No Fund may purchase or sell real estate, or direct or indirect interests in real estate, except as otherwise permitted by applicable law.

(7)         No Fund may purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

(8)         No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Non-Fundamental Restrictions

(9)         No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

(10)       No Fund may invest in companies for the purpose of exercising control or management.

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(11)       No Fund may purchase warrants if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes). For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

(12)       No Fund may invest, in the aggregate, more than 15% of its net assets in illiquid securities. For purposes of this restriction, these securities include securities which are restricted from public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity.

(13)       Each of the Funds invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings. For purposes of investment restriction No. 4 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. When determining compliance with its own concentration policy, to the extent that a Fund may invest in any affiliated and/or unaffiliated investment companies, the Fund will consider the investments of such underlying investment companies to the extent practicable. The Trust’s use of these classification systems is not a fundamental policy of any Fund and therefore, can be changed without shareholder approval.

PORTFOLIO HOLDINGS INFORMATION

A Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Funds’ website. A Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

(1)         Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR.

(2)         Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the SEC on Form N-PORT.

Non-Public Portfolio Holdings

Disclosure of a Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Funds’ policies and procedures, the disclosure of non- public portfolio holdings may be considered permissible and within a Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing a Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings. In addition, neither a Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of a Fund’s non-public portfolio holdings.

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Service Providers.  A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the funds or the independent trustees, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Funds, a duty of confidentiality and a duty not to use the information for trading. In addition, information may be disclosed to the Funds’ pricing services, ICE Data Services and Bloomberg L.P., and the Funds’ financial printers, Toppan Merrill and Donnelley Financial Solutions.

Rating And Ranking Organizations.  Any Fund officer may provide a Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Funds currently have ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other Recipients.  Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer will report such disclosures to the Funds’ Board at the next scheduled board meeting.

Media.  Non-public portfolio holdings may not be disclosed to members of the media.

Waivers Of Restrictions.  The Funds’ policy may not be waived, or exceptions made, without the consent of the Funds’ Chief Compliance Officer. All waivers and exceptions will be disclosed to the Funds’ Board no later than its next regularly scheduled quarterly meeting.

Conflicts Of Interest.  If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Funds’ shareholders and the interests of the Funds’ service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board Review.  As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

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TRUSTEES AND OFFICERS

The Trust’s Board is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Board also elects the Trust’s officers who conduct the daily business of the Funds. Information pertaining to the Trustees and executive officers of the Funds is set forth below.

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
INDEPENDENT TRUSTEES(5)
Edward A. Kuczmarski Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Born: 1949	Since 2011	9	Retired CPA and Partner in Crowe LLP.

Director/Trustee of the investment companies in the Fund Complex (2011 – Present). Previously served as an Independent Director on several other investment management companies as Independent Lead Director and Audit Committee Chair.

William H. Wright II Trustee, Chair of the Audit Committee, Member of the Governance Committee Born: 1960	Since 2020	9	Retired.

Director/Trustee of the investment companies in the Fund Complex (2020 – Present); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021 – Present); Trustee of Doris Duke Charitable Foundation (2017 – Present); Vestryman and Chairman of the Investment Committee of Trinity Church Wall Street (2022 – Present); Director of Mount Sinai Health System (1998 – Present); Director of New York City Ballet (2005 – Present); Trustee and Treasurer of Historic Hudson Valley (2000 – Present).

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Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
Stuart A. McFarland Trustee, Member of the Audit Committee, Member of the Governance Committee Born: 1947	Since 2013	9

Retired; Managing Partner of Federal City Capital Advisors (1997 – 2021). Previous Experience: President and Director, Tico Mortgage Insurance Co; President and CEO, Skyline Financial Services; US Bankruptcy Court Asset Manager; EVP and CFO, Fannie Mae; EVP and GM, GE Capital Mortgage Services; CEO and President, National Permanent Federal Savings Bank.

Director/Trustee of the investment companies in the Fund Complex (2006 – Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002 – 2023); Director of New America High Income Fund (2013 – 2025); Director of New Senior Investment Group, Inc. (2014 – 2021); Previously served as the Lead Independent Director of Brandywine Funds.

Heather S. Goldman Trustee, Member of the Audit Committee, Chair of the Governance Committee Born: 1967	Since 2013	9	CFO of My Flex, Inc., an EQBR Holdings affiliate, developing and commercializing Web 3.0 blockchain technologies (2022 – 2023); Executive in Residence, Global Digital Finance (2025 – Present).	Director/Trustee of the investment companies in the Fund Complex (2013 – Present).
Betty A. Whelchel Trustee, Member of the Audit Committee, Member of the Governance Committee Born: 1956	Since 2024	9

Retired. Previous Experience: US Head of Public Policy and Regulatory Affairs, BNP Paribas (2016 – 2019); U.S. General Counsel CIB, BNP Paribas (2005 – 2016); Global General Counsel, Deutsche Asset Management (1999 – 2004).

				Director/Trustee of the investment companies in the Fund Complex (2024 – Present).

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Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
Susan Schauffert-Tam Trustee, Member of the Audit Committee, Member of the Governance Committee Born: 1968	Since 2024	9	Managing Director/Group Head, BMO Capital Markets (2007 – 2024).

Director/Trustee of the investment companies in the Fund Complex (2024 – Present); Independent Director of Forum Asset Management Real Estate Funds (September 2025 – Present); Board Chair and Director, CanIssue (2011 – 2020).

____________

(1)    Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

(2)    Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Amended and Restated Agreement and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)    The Fund Complex is comprised of the Brookfield Investment Funds (five series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc. and Oaktree Diversified Income Fund Inc.

(4)    This column generally includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)    Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
INTERESTED TRUSTEE/OFFICERS(5)
Brian F. Hurley Trustee and President Born: 1977	Trustee since 2024; President since 2014	9

President of the investment companies in the Fund Complex, except Brookfield Infrastructure Income Fund Inc. (2014 – Present); Secretary of Brookfield Infrastructure Income Fund Inc. (2023 – Present); General Counsel of Brookfield Public Securities Group LLC (“PSG”) (2017 – 2024); General Counsel of Brookfield Private Wealth, formerly, Brookfield Oaktree Wealth Solutions (“Wealth”) (2021 – Present); Managing Partner of Brookfield Asset Management Inc. (2016 – Present).

				Director/Trustee of the investment companies in the Fund Complex (2024 – Present).

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Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
Casey P. Tushaus Treasurer Born: 1982	Since 2021	N/A

Treasurer of the investment companies in the Fund Complex (2021 – Present); Treasurer of Brookfield Private Equity Fund LP (2025 – Present); Assistant Treasurer of the investment companies in the Fund Complex (2016 – 2021); Managing Director of Wealth (2026 – Present); Senior Vice President of Wealth (2025 – 2026); Director of PSG (2021 – 2024); Vice President of PSG (2014 – 2021).

N/A
Craig A. Ruckman Secretary Born: 1977	Since 2022	N/A

Secretary of the investment companies in the Fund Complex, except for Brookfield Infrastructure Income Fund Inc. (2022 – Present); Assistant Secretary of Brookfield Infrastructure Income Fund Inc. (2023 – Present); Assistant Secretary of Brookfield Private Equity Fund LP (2025 – Present); Managing Director of PSG (2022 – 2024); Managing Director of Wealth (2025 – Present); Director of Allianz Global Investors U.S. Holdings LLC (2016 – 2022); Chief Legal Officer of Allianz Global Investors Distributors LLC (2019 – 2022).

N/A
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since 2017	N/A

Chief Compliance Officer of the investment companies in the Fund Complex (2017 – Present); Chief Compliance Officer of Brookfield Private Equity Fund LP (2025 – Present); Senior Vice President of Wealth (2025 – Present); Director of PSG (2017 – 2024); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017 – 2023).

N/A
Mohamed S. Rasul Assistant Treasurer Born: 1981	Since 2016	N/A	Assistant Treasurer of the investment companies in the Fund Complex (2016 – Present); Vice President of PSG (2019 – 2024); Vice President of Wealth (2025 – Present).	N/A

____________

(1)    Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

(2)    Mr. Hurley will hold office as Trustee for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Hurley and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date Mr. Hurley resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

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(3)    As of the date of this SAI, the Fund Complex is comprised of the Brookfield Investment Funds (five series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc. and Oaktree Diversified Income Fund Inc.

(4)    This column generally includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)    Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Additional Information Concerning Our Board of Trustees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers. The Board has appointed senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has elected a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. Currently, six of the seven members of the Board, including the Chair of the Board, are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Governance Committee and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chair of the Board has an active role in the agenda setting process for Board meetings. The Audit Committee Chair also has an active role in the agenda setting process for the Audit Committee meetings. The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.

The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed.

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From time to time, the full Board meets with the Trust’s Chief Compliance Officer to discuss compliance risks relating to the Funds, the Adviser and the Trust’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Trust’s Treasurer and with the Trust’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Trust’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Trust’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and/or professional backgrounds that indicate they have the ability to critically review, evaluation and assess information provided to them. Certain of these business and/or professional experiences are set forth in detail in the table above. The Trustees have demonstrated a commitment to discharging their oversight responsibilities as Trustees of the Brookfield Fund Complex. The Board, with the assistance of the Governance Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Edward A. Kuczmarski — The Board has concluded that Mr. Kuczmarski should serve as a Trustee of the Trust because of his substantial business experience. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant and has also previously served on the board of directors/trustees for several other investment management companies. Mr. Kuczmarski serves as Chair of the Board of Trustees, and is a member of the Governance Committee and the Audit Committee. Mr. Kuczmarski also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. Kuczmarski’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Funds.

Heather S. Goldman —  The Board has concluded that Ms. Goldman should serve as a Trustee of the Trust because of her substantial business experience. Ms. Goldman is a capital markets financial services and tech executive, who has worked in a senior capacity across a diverse array of firms in the private equity, investment management, technology and commercial banking industries for over twenty years. She previously served as head of global marketing for PSG, and as such has extensive knowledge of PSG, its operations and personnel. Prior to working with PSG she acted as CEO and Chairman, co-founding and managing CapitalThinking, a financial services risk-management technology company in New York, New York for nearly five years. She is an Executive in Residence at Global Digital Finance. Ms. Goldman is a member of the Audit Committee and is Chair of the Governance Committee. Ms. Goldman also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Goldman’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Funds.

Stuart A. McFarland — The Board has concluded that Mr. McFarland should serve as a Trustee of the Trust because of his substantial business experience. Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private and public sectors, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland also served on the board of directors/trustees for various other investment management companies

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and was the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Governance Committee. Mr. McFarland also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. McFarland’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Funds.

William H. Wright II — The Board has concluded that Mr. Wright should serve as a Trustee of the Trust because of his substantial business experience. Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Mr. Wright has served on the boards of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright is Chair of the Audit Committee and is a member of the Governance Committee. Mr. Wright also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. Wright’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Funds.

Betty A. Whelchel — The Board has concluded that Ms. Whelchel should serve as a Trustee of the Trust because of her substantial business and legal experience. Ms. Whelchel has extensive experience in financial services law and regulation, international finance and public policy. She has held a number of senior management positions at international financial institutions, including serving as U.S. Head of Public Policy and Regulatory Affairs for BNP Paribas, U.S. General Counsel CIB for BNP Paribas, Global General Counsel for Deutsche Asset Management and U.S. Deputy General Counsel for Deutsche Bank AG. She started her career in the General Counsel’s office of the U.S. Treasury Department, and worked as a lawyer with Shearman & Sterling in its New York and Tokyo offices, specializing in bank finance, mergers and acquisitions and joint ventures. Throughout her career, Ms. Whelchel has been active in industry initiatives related to financial regulation and corporate governance, including the Committee on Capital Markets Regulation, the Executive Committee of the Institute of International Bankers Board of Trustees, and the Association of the Bar of the City of New York’s Special Task Force on the Lawyer’s Role in Corporate Governance. Ms. Whelchel was the recipient of the 2015 Legal 500 US Individual of the Year Award in Financial Services and the 2013 Burton Legend in the Law Award. Ms. Whelchel is a member of the Audit Committee and the Governance Committee. Ms. Whelchel also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Whelchel’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Funds.

Susan Schauffert-Tam — The Board has concluded that Ms. Schauffert-Tam should serve as a Trustee of the Trust because of her substantial business experience. Ms. Schauffert-Tam is a capital markets financial services executive, who worked in a senior capacity with a particular focus on infrastructure financing. She previously served as a Managing Director of BMO Capital Markets until her retirement in 2024, having joined the firm in 1999. During her career at BMO Capital Markets, Ms. Schauffert-Tam was responsible for debt origination, including structuring both public and private financing transactions. In addition, Ms. Schauffert-Tam previously served as head of debt syndication at BMO Capital Markets where she led the team responsible for bringing all corporate investment grade, high yield debt, asset-backed securities and project bonds to market across a variety of industries. Ms. Schauffert-Tam is a member of the Audit Committee and the Governance Committee. Ms. Schauffert-Tam also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Schauffert-Tam’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Funds.

Brian F. Hurley — Mr. Hurley is a Managing Partner at Brookfield and General Counsel for Brookfield Private Wealth LLC, where he oversees the legal and compliance functions and product development. Prior to joining Brookfield in 2010, Mr. Hurley was an attorney at Paul Hastings LLP and a member of the investment management practice group, where he focused his practice on representing investment advisers and various investment companies. Mr. Hurley earned a Juris Doctor degree from Columbia University and a Bachelor of Arts degree from the College of the Holy Cross.

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Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of Messrs. Wright, Kuczmarski and McFarland and Mses. Goldman, Schauffert-Tam and Whelchel. It does not include any interested Trustees. The Audit Committee meets regularly with respect to the various series of the Trust. The function of the Audit Committee, with respect to each Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting. During the fiscal year ended December 31, 2025, the Audit Committee met four times.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed, and did not meet during the fiscal year ended December 31, 2025.

The Governance Committee is comprised of Messrs. Wright, Kuczmarski and McFarland and Mses. Goldman, Schauffert-Tam and Whelchel. The Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary. The Declaration of Trust (as defined below) does not permit shareholders to nominate persons for election as Trustees. During the fiscal year ended December 31, 2025, the Governance Committee met three times.

Trustee Ownership of Fund Shares and Other Interests

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities Held in the Global Real Estate Fund(1)	Dollar Range of Equity Securities Held in the Infrastructure Fund(1)	Dollar Range of Equity Securities Held in the Next Generation Fund(1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex(1)(2)
INTERESTED TRUSTEE:
Brian F. Hurley	A	A	A	C
INDEPENDENT TRUSTEES:
Edward A. Kuczmarski	A	A	A	E
Stuart A. McFarland	A	A	A	E
Heather S. Goldman	A	A	A	C
William H. Wright II	A	A	A	A
Betty A. Whelchel	A	A	A	A
Susan Schauffert-Tam	A	A	A	A

____________

(1)    Key to Dollar Ranges — A. None B. $1 – $10,000 C. $10,001 – $50,000 D. $50,001 – $100,000 E. Over $100,000

(2)    The aggregate dollar range of equity securities owned by each Trustee of the Funds and of all funds overseen by each Trustee in each of Brookfield’s and Oaktree’s family of investment companies (the “Fund Complex”) as of December 31, 2025. As of the date of this SAI, the Fund Complex is comprised of the Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc., Oaktree Diversified Income Fund Inc. and Oaktree Asset-Backed Income Fund Inc.

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As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Trustee and Officer Compensation

No remuneration is paid by any of the Funds to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of such Fund.

For the fiscal year ended December 31, 2025, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex was $260,000. Effective January 1, 2026, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $270,500. The Independent Chair of the Trust receives an additional payment of $55,000 per year. The Chair of the Audit Committee receives an additional payment of $50,000 per year. The Chair of the Governance Committee receives an additional payment of $15,000 per year. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings. In addition, the Board has established a continuing education policy. In particular, Trustees are encouraged to attend at least two in-person educational enrichment programs or events at the expense of the Fund Complex on an annual basis. Also, the Fund Complex will reimburse the Trustees for their registration fees to attend an unlimited number of remote or virtual learning opportunities. The Trust does not have a pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

COMPENSATION TABLE

Name of Person and Position	Total Compensation from the Funds for the Fiscal Year Ended December 31, 2025	Aggregate Compensation from the Fund Complex for the Calendar Year Ended December 31, 2025(1)
Interested Trustee
Brian F. Hurley	N/A	N/A
Independent Trustees
Edward A. Kuczmarski	$29,460	$315,000
Stuart A. McFarland	$24,315	$260,000
Heather Goldman	$25,719	$275,000
William H. Wright II	$28,992	$310,000
Betty A. Whelchel	$24,315	$260,000
Susan Schauffert-Tam	$24,315	$260,000

____________

(1)    As of December 31, 2025, there were a total of nine (9) investment companies (and portfolios thereof) in the Fund Complex. The number includes the five series of the Trust (including the Funds), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., and Oaktree Diversified Income Fund Inc. Following the close of business on December 5, 2025, Oaktree Asset-Backed Income Private Placement Fund Inc. was reorganized into Oaktree Asset-Backed Income Fund Inc.

CODE OF ETHICS

The Trust, its Adviser and Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

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PROXY VOTING POLICIES

Proxy Voting Responsibility.    The Adviser has adopted policies and procedures for the voting of proxies relating to portfolio securities for the client accounts over which it has been delegated and/or granted proxy voting authority, including the Funds (the “Policies”). The Policies, which have been adopted by the Board on behalf of each Fund, enable the Fund to vote proxies in a manner consistent with the best interests of each Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all proxies in accordance with the Policies. The Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations and Investment teams.

The Proxy Voting Committee has engaged the services of a third-party proxy voting agent to act as agent to vote proxies, and oversees such third-party proxy voting agent’s compliance with the Policies, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (the “Guidelines”). Under the Policies, the Adviser has adopted the Guidelines as the basis for how proxy proposals are evaluated and voted upon.

Each Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for each Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, the Adviser, in consultation with the Proxy Voting Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

Case-By-Case Voting Matters.    Under the Guidelines, certain voting matters are determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the third-party proxy voting agent, or other sources. The Proxy Voting Committee may propose to deviate from the Guidelines or guidance or recommendations from the third-party proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, each Fund’s shareholders.

Conflicts of Interest.    Members of the Proxy Voting Committee will seek to resolve any conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the third-party proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of each Fund’s shareholders and the interests of the Adviser, and the conflict is known to the Proxy Voting Committee, the Committee may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct the Adviser to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Proxy Voting Records.    The Proxy Voting Committee will be responsible for documenting its basis for: (a) any determination to vote a particular proxy in a manner contrary to the Guidelines; (b) any determination to vote a particular proxy in a non-uniform manner; and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The third-party proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available: (i) without charge, upon request, by calling toll-free at 1-855-244-4859; and (ii) on the SEC’s website at http://www.sec.gov.

Board Reporting.    Each Fund’s Chief Compliance Officer will provide a summary report of proxy voting matters at each quarterly meeting of the Board, which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of March 31, 2026, the officers and Trustees, as a group, owned beneficially less than 1% of the shares (aggregating all classes) of each of the Funds.

As of March 31, 2026, the following persons were known to own of record or beneficially 25% or more of the outstanding shares of the indicated Funds:

Brookfield Global Listed Real Estate Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
SEI Private Trust Company	43.96%	SEI Investments Company	PA	Record
One Freedom Valley Drive
Oaks, PA 19456
Princeton Theological Seminary 64 Mercer St Princton, NJ 08540	26.95%	N/A	NJ	Beneficial

Brookfield Global Listed Infrastructure Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
The Northern Trust Company	36.43%	Northern Trust Corporation	IL	Record
PO Box 92956
Chicago, IL 60675

Brookfield Next Generation Infrastructure Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership
Chamberlain Blane 2023 I LLC 250 Vesey Street, 15th Floor New York, NY 10281	70.70%	Brookfield Wealth Solutions Ltd.	Bermuda	Beneficial

As of March 31, 2026, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated:

Brookfield Global Listed Real Estate Fund

Class A Shares

Name and Address	% of Shares	Nature of Ownership(1)
Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1965	63.19%	Record
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	10.80%	Record
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	7.14%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246	6.08%	Record

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Class C Shares

Name and Address	% of Shares	Nature of Ownership(1)
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	53.94%	Record
Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1965	36.27%	Record
LPL Financial 4707 Executive Dr San Diego, CA 92121	7.46%	Record

Class I Shares

Name and Address	% of Shares	Nature of Ownership(1)
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	45.67%	Record
Princeton Theological Seminary 64 Mercer St Princeton, NJ 08540	28.00%	Beneficial
US Bank N.A. 1555 N Rivercenter Dr. Ste. 302 Milwaukee, WI 53212	7.59%	Record

Brookfield Global Listed Infrastructure Fund

Class A Shares

Name and Address	% of Shares	Nature of Ownership(1)
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	27.78%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246	16.70%	Record
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	16.27%	Record
Ameriprise Financial Services LLC 707 2nd Ave S Minneapolis, MN 55402	9.97%	Record
LPL Financial 4707 Executive Dr San Diego, CA 92121	8.42%	Record
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	5.48%	Record

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Class C Shares

Name and Address	% of Shares	Nature of Ownership(1)
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	66.91%	Record
Ameriprise Financial Services LLC 707 2nd Ave S Minneapolis, MN 55402	21.14%	Record
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105	7.55%	Record

Class I Shares

Name and Address	% of Shares	Nature of Ownership(1)
The Northern Trust Company PO Box 92956 Chicago, IL 60675	37.82%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	24.18%	Record
US Bank N.A. 1555 N. Rivercenter Dr. Ste. 302 Milwaukee, WI 53212	9.16%	Record
Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105-1905	5.91%	Record
Brookfield Public Securities Group LLC 110 N Wacker Dr. Ste. 2700 Chicago, IL 60606	5.02%	Record

Brookfield Next Generation Infrastructure Fund

Class I

Name and Address	% of Shares	Nature of Ownership(1)
Chamberlain Blane 2023 I LLC 250 Vesey St. FL 15 New York, NY 10281	70.70%	Beneficial
Saxon & Co PO Box 94597 Cleveland, OH 44101	14.18%	Record

____________

(1)    “Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Brookfield Public Securities Group LLC (the “Adviser”) a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Funds. Founded in 1989, the Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC (“BAM ULC”), an unlimited liability company formed under the laws of British Columbia, Canada. BAM ULC is a wholly owned subsidiary of Brookfield Asset Management Ltd. (“BAM Ltd.”), a publicly traded company (NYSE: BAM; TSX: BAM). Brookfield Corporation, a publicly traded company (NYSE: BN, TSX: BN), holds a 73% interest in BAM Ltd. BAM Ltd is a leading global alternative asset manager focused on infrastructure, power and transition, private equity, real estate, and credit, with assets under management over $1 trillion as of December 31, 2025. In addition to Brookfield Investment Funds (the “Trust”), the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors and closed-end funds. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser also provides advisory services to several other registered investment companies. As of March 31, 2026, the Adviser had approximately $66.6 billion in assets under management. The business address of the Adviser and its officers and directors is Brookfield Place, 225 Liberty Street, New York, New York 10281.

The Adviser currently serves as the investment adviser to all the Funds pursuant to investment advisory agreements (the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds’ portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Advisory Agreements will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by (i) the vote of the Board or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the applicable Funds, the Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements are terminable at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “Advisory Fee”), computed daily and payable monthly, at annual rates set forth in the table below.

Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Global Real Estate Fund	0.75%
Infrastructure Fund	0.85%
Next Generation Fund	0.85%

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The tables below set forth the total advisory fees paid by each Fund to the Adviser for the three most recent fiscal periods ended December 31. Advisory fees waived by the Adviser were done pursuant to expense limitation agreements (see the “Expense Limitation Agreements” section below).

2025	Global Real Estate Fund	Infrastructure Fund	Next Generation Fund
Advisory Fees	$945,522	$1,588,104	$382,735
Advisory Fees Waived	$(298,927)	$(368,273)	$(426,213)
Net Advisory Fees Paid to Adviser	$646,595	$1,219,831	$—
2024	Global Real Estate Fund	Infrastructure Fund	Next Generation Fund
Advisory Fees	$1,745,026	$2,571,534	$415,925
Advisory Fees Waived	$(304,079)	$(267,086)	$(192,993)
Net Advisory Fees Paid to Adviser	$1,440,947	$2,304,448	$222,932
2023	Global Real Estate Fund	Infrastructure Fund	Next Generation Fund
Advisory Fees	$3,165,353	$2,074,783	$161,867
Advisory Fees Waived	$(64,648)	$(230,459)	$(250,752)
Net Advisory Fees Paid to Adviser	$3,100,705	$1,844,324	$—

Administration Agreements

Pursuant to administration agreements with the Funds (the “Administration Agreements”), the Adviser also performs various administrative services to the Funds, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Funds; supervise and monitor the preparation of all required filings necessary to maintain the Funds’ qualification and/or registration to sell shares in all states where the Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds’ other service providers; review and adjust as necessary the Funds’ daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by the Funds and the Adviser.

Pursuant to an amendment to the Administration Agreements, the Adviser does not receive any compensation for its administrative services from the Funds. The Funds are responsible for any fees due to the Sub-Administrator.

The table below sets forth the total sub-administration fees paid by each Fund to the Sub-Administrator for the fiscal years ended December 31, 2025, 2024 and 2023.

	2025	2024	2023
Global Real Estate Fund	$59,956	$93,059	$147,081
Infrastructure Fund	$88,680	$119,082	$90,217
Next Generation Fund	$35,454	$29,141	$18,361

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Expense Limitation Agreements

Though each Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of its fees payable to it by each Fund and/or to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limit set forth in the Annual Fund Operating Expenses tables of the Funds’ Prospectus. Any such waivers made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to recoup only for its fee waivers and expense payments made in the previous three fiscal years. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Claims Against Brookfield; Regulatory Investigations

Brookfield is a global asset manager with many investment strategies and offices and employees around the world. Given the broad spectrum of operations of Brookfield and its affiliates, claims (or threats of claims) and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings can and do occur in the ordinary course of its and its affiliates’ (including the Adviser’s) business. Such investigations, actions and proceedings may impact the Funds, including by virtue of reputational damage to Brookfield (including the Adviser) or otherwise. The unfavorable resolution of such items could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact Brookfield (including the Adviser). In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Funds in certain jurisdictions or in connection with certain types of activities. While Brookfield (including the Adviser) has implemented policies and procedures designed to protect against non-compliance with applicable rules and regulations, there is no guarantee that such policies and procedures will be adequate or will protect Brookfield in all instances.

For example, Brookfield faced anti-bribery and corruption investigations in North America related to a Brazilian subsidiary, and an action against the Brazilian subsidiary and three employees was commenced by a public prosecutor in Brazil in 2012. Based on the results of both internal and independent investigations by a major New York based law firm which has a specialty in this area, as well as the results of investigations concluded by North American regulatory authorities, Brookfield does not believe that the Brazilian subsidiary engaged in any wrongdoing. However, the final outcome of this or any other claims, governmental investigations, audits or inquiries cannot be predicted with certainty and any unfavorable resolution could negatively impact Brookfield (including the Adviser).

SERVICE PROVIDERS

Sub-Administrator, Transfer Agent and Fund Accountant

Pursuant to a fund sub-administration servicing agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS” or the “Sub-Administrator”), 615 East Michigan Street, 3rd Fl, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Funds. USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to a fund accounting and servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS, 615 East Michigan Street, 3rd Fl, Milwaukee, Wisconsin 53202, acts as the fund accountant (the “Fund Accountant”) for the Funds. USBFS provides certain accounting services to the Funds including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.

Effective September 1, 2025, pursuant to the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives an annual fee based upon the average net assets in the Fund Complex of: 0.035% on the first $2 billion, 0.015% on the next $4 billion and 0.01% on the remaining assets, subject to a minimum annual fee. Prior to September 1, 2025, USBFS received an annual fee based upon the average net assets in the Fund Complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, subject to a minimum annual fee. USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as transfer agent (the “Transfer Agent”) and dividend disbursing agent under a separate agreement.

The Funds are responsible for any fees due to the Sub-Administrator, the Fund Accountant and the Transfer Agent.

Custodian

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Sub-Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds. The Sub-Administrator, Fund Accountant, Transfer Agent and Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm to the Trust.

Legal Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as legal counsel to the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreements, the Adviser determines which securities are to be purchased and sold by the respective Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The Funds do not intend to use any affiliated broker-dealers.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as: the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreements, to be useful in varying degrees, but of indeterminable value.

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While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds. In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

For the three most recent fiscal years ended December 31, the amount of brokerage commissions paid by the Funds is set forth below.

	2025	2024	2023
Global Real Estate Fund	$335,796*	$884,122	$999,081
Infrastructure Fund	$420,383	$435,842	$300,402
Next Generation Fund	$89,811	$73,157	$60,343

____________

*       The amount of brokerage commissions paid by the Global Real Estate Fund decreased from 2024 to 2025 due to a decrease in the Fund’s purchases and sales activity.

The table below indicates the portion of each Fund’s brokerage commissions (from the table above) for the fiscal year ended December 31, 2025, that was directed to brokers who, in addition to providing trade execution, also supplied that Fund or the Adviser with research services.

Name of Fund	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
Global Real Estate Fund	$382,043,042	$203,070
Infrastructure Fund	$579,066,501	$227,293
Next Generation Fund	$114,031,808	$63,358

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37% for individuals) and could increase brokerage commission costs. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds and may result in a greater number of taxable transactions. The following table shows each Fund’s portfolio turnover rate for the three most recent fiscal years ended December 31:

	2025	2024	2023
Global Real Estate Fund	130%	166%	91%
Infrastructure Fund	83%	78%	52%
Next Generation Fund	82%	69%	61%

PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of December 31, 2025.

Andrew Alexander — Managing Director and Portfolio Manager.    Andrew Alexander has 16 years of industry experience and is a Managing Director and Portfolio Manager on the Public Securities Group’s Infrastructure Securities team. He is responsible for covering Energy Infrastructure as well as infrastructure securities focusing on the Water and Transportation sectors in Europe and Australia/New Zealand. Prior to joining the firm in 2008, Mr. Alexander was with SNL Financial where he specialized in the Energy sector, which encompassed power, natural gas and coal, and he launched a full analysis of Master Limited Partnerships. Mr. Alexander earned a Masters in Corporate Finance degree from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree from the University of Virginia.

Brandon Benjamin — Director and Portfolio Manager.    Mr. Benjamin has 18 years of industry experience and is Director and Portfolio Manager on the Public Securities Group’s Real Estate Equities team. Mr. Benjamin assists in construction, execution, and daily oversight of several portfolio strategies. He focuses on U.S. Retail and Japan. Prior to joining the firm in 2019, Mr. Benjamin was a Global Real Estate Senior Investment Analyst at American Century Investments where he covered U.S. Residential and Self Storage REITs, homebuilders, and commercial real estate brokers, as well as Japan. Prio to American Century Investments, he held positions at Harrison Street Securities, National Association of Real Estate Investment Trusts (NAREIT) and Cambridge Associates. Mr. Benjamin is a member of NAREIT. He earned a Juris Doctor degree from Indiana University Maurer School of Law, a Master of Business Administration degree from Indiana University Kelley School of Business, and a Bachelor of Arts degree in Economics & Business from Lafayette College. Mr. Benjamin has served as Portfolio Manager of the Global Real Estate Fund since June 2022.

Joseph Idaszak — Director and Portfolio Manager.    Mr. Idaszak has 13 years of industry experience and is a Director and Portfolio Manager on the Public Securities Group’s Infrastructure Equities team. He is a Portfolio Manager for the Next Generation Infrastructure Equities strategies, as well as the Investment Strategist with the firm’s clients in the Infrastructure Equities Platform. In his role as Portfolio Manager for the Next Generation Infrastructure strategies, Mr. Idaszak oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2016, Mr. Idaszak was an Investment Associate at a long/short real assets hedge fund where he was responsible for Renewables, Utilities and Energy Infrastructure investment research and an analyst at Goldman, Sachs & Co. in the investment banking division, focusing on Renewables, Clean Technology, Industrials and Healthcare. Mr. Idaszak earned a Bachelor of Business Administration degree from the University of Notre Dame.

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Iñigo Mijangos — Director and Portfolio Manager.    Mr. Mijangos has 22 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team. He is a Portfolio Manager for the Next Generation Infrastructure Equities strategies and covers Utilities and Renewables across Europe and North America, for the broader Infrastructure Equities team. In his role as Portfolio Manager for the Next Generation Infrastructure Equities strategies, Mr. Mijangos oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2018, Mr. Mijangos worked at Santander UK as a Portfolio Manager and Research Analyst, where he co-managed a European equity absolute return long/short strategy. Prior to Santander, he worked as a Research Analyst for T. Rowe Price and Kepler Cheuvreux. He started his career as a Senior Financial Auditor at Arthur Andersen. Mr. Mijangos earned a Degree in Economics from Universidad San Pablo CEU.

Tom Miller, CFA — Managing Director and Portfolio Manager.    Tom Miller is a Managing Director and Portfolio Manager on the Public Securities Group’s Infrastructure Securities team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2013, Mr. Miller worked at FactSet Research Systems working with institutional investment managers to incorporate portfolio analytics and risk management tools into their respective investment processes. Mr. Miller holds the Chartered Financial Analyst® designation and earned a Bachelor of Science degree from Indiana University.

Julian Perlmutter — Director and Portfolio Manager.    Mr. Perlmutter has 22 years of industry experience and is Director and Portfolio Manager on the Public Securities Group’s Real Estate Equities team. Mr. Perlmutter assists in construction, execution and daily oversight of several portfolio strategies. He focuses on the U.S. Self Storage and Data Center sectors, as well as Hong Kong and Australia. Prior to joining the firm in 2012, Mr. Perlmutter was a Vice President at Cohen & Steers Capital Management Inc. based in New York and then Hong Kong covering Asian securities. Mr. Perlmutter also worked as an analyst at Morningstar Inc. focusing on the U.S. Hotel and Apartment REIT sectors. He holds the Chartered Financial Analyst designation and earned a Bachelor of Business Administration degree from Loyola University in Chicago. Mr. Perlmutter has served as Portfolio Manager of the Global Real Estate Fund since June 2022.

Richard Sweigard — Director and Portfolio Manager.    Mr. Sweigard has 24 years of industry experience and is Director and Portfolio Manager on the Public Securities Group’s Real Estate Equities team. Mr. Sweigard assists in construction, execution and daily oversight of several portfolio strategies. In addition, he focuses on the U.S. Office and continental Europe. Prior to joining the firm in 2005, he was an analyst at KeyBanc Capital Markets, a division of McDonald Investments. Mr. Sweigard earned a Bachelor of Business Administration degree from the University of Wisconsin Madison. Mr. Sweigard has served as Portfolio Manager of the Global Real Estate Fund since June 2022.

Messrs. Benjamin, Perlmutter, and Sweigard are jointly and primarily responsible for the-day-to day management of the Global Real Estate Fund.

Messrs. Miller and Alexander are jointly and primarily responsible for the day-to-day investment decisions for the Infrastructure Fund.

Messrs. Mijangos and Idaszak are jointly and primarily responsible for the day-to-day management of the Next Generation Fund.

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories, as of December 31, 2025, unless otherwise indicated: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

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The following table provides information relating to other accounts managed by Mr. Alexander:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	5	16
Number of Accounts Managed with Performance-Based Fees	0	1	0
Assets Managed (assets in millions)	$40.5	$443.6	$2,590.5
Assets Managed with Performance-Based Fees (assets in millions)	$0	$59.3	$0

The following table provides information relating to other accounts managed by Mr. Benjamin:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	4	10
Number of Accounts Managed with Performance-Based Fees	0	0	1
Assets Managed (assets in millions)	$1.1	$53.9	$937.7
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$388.6

The following table provides information relating to other accounts managed by Mr. Idaszak:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	2	8
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$2.5	$26.6	$49.8
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$0

The following table provides information relating to other accounts managed by Mr. Mijangos:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	2	8
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$2.5	$26.6	$49.8
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$0

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The following table provides information relating to other accounts managed by Mr. Miller:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	2	6	370
Number of Accounts Managed with Performance-Based Fees	0	1	1
Assets Managed (assets in millions)	$1,054.0	$9,832.5	$2,862.9
Assets Managed with Performance-Based Fees (assets in millions)	$0	$59.3	$75.9

The following table provides information relating to other accounts managed by Mr. Perlmutter:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	4	10
Number of Accounts Managed with Performance-Based Fees	0	0	1
Assets Managed (assets in millions)	$1.1	$53.9	$937.7
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$388.6

The following table provides information relating to other accounts managed by Mr. Sweigard:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	4	10
Number of Accounts Managed with Performance-Based Fees	0	0	1
Assets Managed (assets in millions)	$1.1	$53.9	$937.7
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$388.6

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Adviser has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

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Allocation of Limited Time and Attention.    As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of a Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of his/her attention to the management of only a Fund.

Allocation of Limited Investment Opportunities.    As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to a Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers.    A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds or accounts that he/she supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of such Fund or the other accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

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Certain Business Relationships.    The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•        A base salary;

•        An annual cash bonus;

•        If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management ULC; and

•        If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

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Securities Owned in the Funds by the Portfolio Managers

The table below identifies the dollar value (in ranges) of investments beneficially held by the Portfolio Managers, if any, in the respective Funds as of December 31, 2025.

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned by Portfolio Managers(1)
Andrew Alexander	A
Brandon Benjamin	E
Joseph Idaszak	D
Iñigo Mijangos	E
Tom Miller	A
Julian Perlmutter	D
Richard Sweigard	E

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(1)    Key to Dollar Ranges: A) none; B) $1–$10,000; C) $10,001–$50,000; D) $50,001–$100,000; E) $100,001–$500,000; F) $500,001–$1,000,000; or G) over $1,000,000.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Funds’ shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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DISTRIBUTION PLANS

The Funds have adopted separate distribution and service plans (each, a “Plan,” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A and Class C Shares of each Fund. Payments may be made by the Funds under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Funds may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Funds. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Funds’ Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class A Shares and 1.00% of its average daily net assets of Class C Shares. In addition, pursuant to the Plans, the Adviser, its affiliates, or the Distributor and its affiliates may make payments from time to time from their own resources, which may include the investment advisory fee, administration fee, or the distribution fee received from each Fund, and past profits, for any of the foregoing purposes. Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to the Distribution Agreement, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Funds’ shares. The Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

For the three most recent fiscal years ended December 31, the Funds made payments under the Plans for Class A Shares and for Class C Shares to the Distributor as follows:

Name of the Fund	2025	2024	2023
Global Real Estate Fund	$14,688	$20,622	$31,157
Infrastructure Fund	$20,135	$22,218	$29,868
Next Generation Fund	N/A(1)	N/A(1)	N/A(1)

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(1)    Class A and Class C Shares had not commenced operations as of December 31, 2025.

The amounts paid by the Funds may include third party servicing fees paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Funds also make payments to the providers of various programs that make shares available to their customers, out of its assets other than

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Rule 12b-1 payments, in amounts not greater than savings of expenses the Funds would incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There are no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A and Class C Shares under the “Description of Share Classes” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds’ shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that, upon receipt of an order to purchase shares of the Funds, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee of the Funds had a direct or indirect financial interest in the operation of any Plan or related agreements.

The Rule 12b-1 Plan is intended to benefit the Funds by increasing their assets and thereby reducing the Funds’ expense ratio.

The following table shows the allocation of the Rule 12b-1 fees paid by each Fund during the fiscal year ended December 31, 2025:

	Global Real Estate Fund	Infrastructure Fund	Next Generation Fund
Advertising/Marketing	$0	$0	$0
Printing/Postage	$0	$0	$0
Payment to distributor	$0	$0	$0
Payment to dealers	$14,688	$20,135	$0
Compensation to sales personnel	$0	$0	$0
Other	$0	$0	$0
Total	$14,688	$20,135	$0

DETERMINATION OF SHARE PRICE

The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share is calculated separately for each share class of each Fund. The NAV of Class A and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class I Shares as a result of the higher service and distribution-related fees to which Class A and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes. The Annual Report to Shareholders dated December 31, 2025, provides how the Fund calculated its NAV per share as of December 31, 2025.

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined under procedures approved by the Board. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

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The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

An internal pricing hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Securities primarily traded in the NASDAQ Global Select Market, NASDAQ Global Market or NASDAQ Capital Market for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Select Market, NASDAQ Global Market or NASDAQ Capital Market shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

The Funds’ securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of a Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”), which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial Intermediaries may also impose other charges or restrictions different from those applicable to a direct investor in a Fund. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of a Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. The Funds, the Adviser, the Distributor, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.

Though shareholders do not pay an initial sales charge at the time of purchase of Class C Shares, the Distributor compensates selling Financial Intermediaries by paying 1.00% of the purchase price for Class C Shares. If Class C Shares are redeemed within approximately twelve months after purchase, shareholders are charged a contingent deferred sales charge (“CDSC”) of 1.00%. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. Proceeds from the CDSC and the 1.00% payments made by the Funds under the Plan, on behalf of the Class C Shares of each Fund, in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing of the 1.00% up-front commission to Financial Intermediaries who sell Class C Shares. Financial Intermediaries will generally become eligible to receive some or all of such payments one year after purchase. The combination of the CDSC and the ongoing Plan fee on Class C Shares facilitates the ability of a Fund to sell Class C Shares without a sales charge being deducted at the time of purchase. Imposition of the CDSC and the Plan fee on Class C Shares is limited by the FINRA asset-based sales charge rule.

The public offering price of Fund shares is the NAV per share plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

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The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment restrictions, policies and objectives and otherwise acceptable to the Adviser and the Board.

If accepted, the securities will be valued using the same criteria and methods as described in “Pricing of Fund Shares” in the Prospectus.

Important Information about the Liquidations of the Global Real Estate Fund and the Next Generation Fund.    On March 5, 2026, the Board approved a proposal to close the Global Real Estate Fund and the Next Generation Fund to new and subsequent investments and thereafter to liquidate such Funds (the “Liquidations”). Accordingly, effective March 6, 2026, the Global Real Estate Fund and the Next Generation Fund no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about June 30, 2026 (the “Liquidation Date”), all of the assets of the Global Real Estate Fund and the Next Generation Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Global Real Estate Fund and the Next Generation Fund will then be terminated as series of the Trust. At any time prior to the Liquidation Date, shareholders of the Global Real Estate Fund and the Next Generation Fund may redeem their Fund shares and receive the net asset value thereof, pursuant to the procedures set forth under “Redemption of Fund Shares” in the Funds’ Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of other mutual funds in the Trust. In preparation for the Liquidations, the Global Real Estate Fund and the Next Generation Fund may deviate from their investment objectives and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidations.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to your Fund or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out

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without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

Redemptions In-Kind

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A distribution in-kind is a taxable event for shareholders.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for thorough tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, gains from the sale or other disposition of stock or securities, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and sources of income) discussed below. By meeting these requirements, a Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, reported by a Fund as capital gain dividends) distributed to shareholders. There can be no assurance that the Fund will meet all of the requirements for such qualification each year. As of December 31, 2025, the Global Real Estate Fund’s capital loss carryforwards were $103,168,694, which can be used to offset future

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realized short-term capital gains, and $16,035,300, which can be used to offset future realized long-term capital gains. The capital loss carryforwards will not expire. The Infrastructure Fund and the Next Generation Fund did not have any capital loss carryforwards.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of that Fund’s total assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships.

If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary or qualified dividends to the extent of the Fund’s current or accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax at the Fund level. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of their capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in prior years.

Fund Distributions

Each Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. Additionally, each Fund currently intends to make quarterly distributions at a variable rate. In particular, the distribution payments will be fixed each quarter, after which the distribution rate may be adjusted on a quarterly basis following receipt of the quarterly distributions from a Fund’s underlying holdings. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law. Each Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, reported by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years, if any, will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

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A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Dividends of investment company taxable income paid by the Fund generally will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 46 days during the 91-day period beginning 45 days before a share in the Fund becomes ex-dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. In addition, pursuant to its quarterly distribution policy, each Fund may make distributions that are treated as a return of capital.

Distributions (other than any return of capital) are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Certain of the options, futures contracts, and forward foreign currency exchange contracts in which the Funds may invest are so-called “section 1256 contracts.” With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the nondeductible 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, the hedging transactions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging

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transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time generally would reflect the amount of the forthcoming distributions. Distributions by a Fund reduce the NAV of the Fund’s shares, and if a distribution reduces the NAV below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain, as described above even though, from an economic or investment standpoint, it may constitute a partial return of capital.

The Funds may invest in stocks of real estate investment trusts, or REITs. In order to qualify for the special tax treatment that effectively eliminates the corporate tax at the REIT level, REITs are required to distribute at least 90% of their net taxable income on an annual basis, earn certain percentages of their income from real estate assets, such as rent and interest on mortgages, and other generally passive income, and hold at least 75% of their assets in real estate and loans secured by mortgages on real estate. However, there are numerous situations in which a REIT may incur and pay some amount of federal, state, local or foreign taxes. A 4% nondeductible excise tax applies to certain undistributed REIT income. In addition, REITs are subject to requirements related to their organization, tax reporting, diversity of stock ownership and sales of assets. REITs frequently use taxable subsidiaries to conduct activities or earn income that might compromise their ability to qualify as a REIT. REIT dividends generally are not “qualified dividends” eligible for the maximum 20% federal tax rate. The REIT rules are complex. Certain cure provisions may apply if a REIT violates a requirement, but nonetheless the failure to maintain REIT status could result in corporate income tax at the REIT level, thus resulting in a significant adverse impact to REIT shareholders.

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets (based on a quarterly average) constitutes investment-type assets or if 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an “excess distribution”) received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

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Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. It is uncertain whether the Funds will be able to qualify to make this election in current or future years.

The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. income tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and may be credited to a taxpayer’s U.S. federal tax liability if the appropriate documentation is provided.

A Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, a Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from a Fund within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisers to ensure compliance with tax requirements.

Sale or Redemption of Shares

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum federal rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within a Fund to another share class within the same Fund generally is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.

Non-U.S. Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of Fund

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shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Funds. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

State and Local Tax Considerations

Although state tax rules generally follow the federal tax treatment of regulated investment companies, in some circumstances the Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

Distributions may be subject to state and local income taxes. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The Funds do not expect to seek any rulings from the Internal Revenue Service or opinions from tax counsel.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

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GENERAL INFORMATION

The Trust’s Amended and Restated Agreement and Declaration of Trust dated as of September 27, 2011 (the “Declaration of Trust”), permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in a series or any class thereof. Upon a series’ liquidation, all shareholders would share pro rata in the net assets of such series available for distribution to shareholders unless otherwise determined by the Trustees or otherwise provided by the Declaration of Trust.

With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers three classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares and “Class I” Shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. General liabilities of the Trust which are not readily identifiable as belonging to a specific series are allocated among any one or more series in a manner believed by the Trustees of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. On each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series and classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or other applicable law or is required by attributes applicable to any series or class, such requirements as to a separate vote by that series or class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series or class and the interests of each such series or class in the matter are identical, then the shares of all such affected series or classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (x) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (y) each dollar of NAV (number of shares owned times NAV per share of the Trust, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees established that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-Laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-Laws or as determined by the Trustees.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders also have, in certain circumstances, the right to remove one or more Trustees. Except as specifically provided in the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration supplemental thereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in the Declaration of Trust, (ii) on any amendment for which such vote is required by the 1940 Act and (iii) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by vote of the shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. Anything in the Declaration of Trust to the contrary notwithstanding, any amendment to Article VIII (Compensation, Limitation of Liability of Trustees) thereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment.

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The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-Laws and the Certificate of Trust as the Trustees deem necessary or desirable. The Trust or any series or class may be terminated by the Trustees by written notice to the series’ or class’ shareholders. Unless so terminated, the Trust will continue indefinitely.

The laws of the State of Delaware permit a fund to eliminate or alter the fiduciary duties of trustees, shareholders, or other persons, and replace them with the standards set forth in such a fund’s declaration of trust. Provisions eliminating or altering the fiduciary duties of a fund’s trustees, officers, member of any advisory board, investment adviser(s), depositor, or principal underwriter (“fiduciary covered persons”) are inconsistent with federal securities laws and the SEC’s views on such fiduciary covered persons’ fiduciary duties. Nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of Trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such fiduciary covered persons with respect to matters arising under the federal securities laws.

The Declaration of Trust also requires that direct or derivative actions by shareholders against the Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in any other court in the State of Delaware with subject matter jurisdiction (the “Exclusive Jurisdictions”), and that shareholders irrevocably consent to the jurisdiction of such courts and irrevocably waive any objection they may have to the laying of venue of any such actions in such courts. The Declaration of Trust further requires that the right to jury trial be waived in any such claim, suit, action or proceeding. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations (e.g., with respect to claims arising under the federal securities laws), the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

The Declaration of Trust provides that no person, other than a Trustee, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such series or class. The Declaration of Trust also requires that no shareholder may maintain a derivative action on behalf of the Trust with respect to a series or class unless holders of at least ten percent (10%) of the outstanding shares of such series or class join in the bringing of such action. The Declaration of Trust details the requirements that must be satisfied for a shareholder to bring a derivative action on behalf of the Trust with respect to a series or class, which include making a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. The Declaration of Trust details information and undertakings that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust provides that, unless a pre-suit demand is not required, the Trustees must be afforded a reasonable amount of time to consider a shareholder request and to investigate the basis of the claim. The Declaration of Trust further provides that the Trustees are entitled to retain counsel or other advisors in considering the merits of a shareholder request and may require an undertaking by the shareholders making a request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring the derivative action.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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FINANCIAL STATEMENTS

The financial statements of the Funds as of and for the period ended December 31, 2025, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing. The Funds’ financial statements are available upon request, and without charge, by calling 1-855-244-4859 or through the Funds’ website at https://brookfield.onlineprospectus.net/Brookfield/funds.

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APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S RATINGS

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Unrated:

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1     An application for rating was not received or accepted.

2     The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3     There is a lack of essential data pertaining to the issue or issuer.

4     The issue was privately placed, in which case the rating is not published in Moody’s Ratings’ publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:

Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P GLOBAL RATINGS (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

BROOKFIELD INVESTMENT FUNDS

Oaktree Emerging Markets Equity Fund

Class A — OEQAX
Class C — OEQCX
Class I — OEQIX

Statement of Additional Information

April 30, 2026

Brookfield Investment Funds (the “Trust”) currently consists of five separate investment series referred to as Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Next Generation Infrastructure Fund (formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund), Center Coast Brookfield Midstream Focus Fund, and Oaktree Emerging Markets Equity Fund (the “Emerging Markets Fund,” or the “Fund”). This Statement of Additional Information (the “SAI”) relates only to the Emerging Markets Fund.

This SAI, which is not a prospectus, provides information about the Fund. The SAI should be read in conjunction with the Fund’s Prospectus for Class A Shares, Class C Shares and Class I Shares dated April 30, 2026. In addition, the Fund’s financial statements are incorporated herein by reference to the Fund’s Form N-CSR for the fiscal year ended December 31, 2025. Copies of the Fund’s Prospectus and financial statements may be obtained, without charge, on the Fund’s website at https://brookfield.onlineprospectus.net/Brookfield/funds, by writing to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO 64105, or by calling 1-855-244-4859.

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GENERAL INFORMATION

The Trust is a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust operates a multi-class structure pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Emerging Markets Fund seeks long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”), without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective. The Fund is diversified as that term is defined in the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.

Common Stocks

The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.

A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure and is therefore inherently more risky than preferred stock or debt instruments of such issuers.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade

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increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Equity Securities and Related Investments

Investments in Equity Securities.    Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Warrants and Stock Purchase Rights.    The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants valued at the lower of cost or market may not exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes).

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market

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value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares.    The Fund may invest in preferred shares. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other noncompliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Information Technology Risk

While the Fund does not concentrate or focus its investments in the information technology sector, a sizable portion of its investments may be in the sector at any given time. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Additionally, cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Materials Sector Risk

While the Fund does not concentrate or focus its investments in the materials sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the materials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

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Financial Sector Risk

While the Fund does not concentrate or focus its investments in the financial sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the financial sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Foreign (Non-U.S.) Securities

General.    The Fund may invest in securities of foreign (non-U.S.) companies, or sponsored and unsponsored depositary receipts for such securities.

Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets.    The Fund may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling

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with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Asia Risk.    A significant portion of the Fund’s investments may be in Asia at any given time. Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by countries with which they trade. Many Asian economies may also be intertwined, so they may experience recessions at the same time or respond similarly to adverse events.

Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies.

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Companies in Asia may be subject to such risks as nationalization or other forms of government interference, and they can also be heavily reliant on only a few industries or commodities. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Also, securities of some companies in Asia can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

China Risk.    The Fund may invest significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent events have intensified concerns of increased tariffs and restrictions on trade between China and the U.S., as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. In addition, the Chinese government is involved in a longstanding dispute with Taiwan and has threatened invasion. If the political climate between China and the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or worsen, then economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may decline. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). The Fund may invest in China A-shares through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect (together, “Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the SSE, the SZSE and the China Securities Depository and Clearing Corporation Limited, with an aim to provide mutual stock market access between mainland China and Hong Kong. Trading through Stock Connect is subject to a number of restrictions and risks that could impair the Fund’s ability to invest in or sell China A-shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A-shares could result in unexpected tax liabilities for the Fund. Investing in China A-shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to the Fund.

Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms

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available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading through Stock Connect may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by the Fund.

The Fund may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the NYSE. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.

VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

Depositary Receipts.    The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Custodian Services and Related Investment Costs.    Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement

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problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and Other Taxes.    The Fund may be subject to taxes, including withholding taxes, that are or may be imposed by certain countries with respect to the Fund’s investments on income (possibly including, in some cases, capital gains) derived in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund’s portfolio.

Derivatives Transactions Subject to Rule 18f-4 Under the 1940 Act

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts.

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund are or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (“VaR”)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

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Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

The Fund intends to limit its engagement in Derivatives Transactions such that it will qualify for the Limited Derivatives User Exception for purposes of Rule 18f-4. As a result, the Fund will be subject to substantially fewer substantive regulatory requirements under Rule 18f-4 than would be the case if it did not so qualify. However, there is no guarantee that the Fund will meet or continue to meet such qualifications, and, as a result, there is a risk that the Fund may become subject to more onerous requirements under Rule 18f-4 than currently intended.

Swaps.    The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock.

Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

In the event that the Fund is a credit default swap seller, the full notional amount of the credit default swap(s) will be segregated by the Fund to cover the outstanding positions.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their positions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

Futures Contracts.    The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

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The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts as described below under “Foreign Currency Contracts and Currency Hedging Transactions.”

At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit market value of the futures contract will be designated as segregated at the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of the transactions if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

Options on Securities and Stock Indexes.    The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the investment adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

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The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

Call options may be purchased by the Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Securities Index Futures Contracts and Options Thereon.    Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Risks of Options, Futures and Forward Contracts.    Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the investment adviser’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, the Fund may not be able to close its position and in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.

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The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund, however, does not currently intend to enter into futures transactions other than for traditional hedging purposes.

Exclusion from Definition of Commodity Pool Operator.    Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), Oaktree Fund Advisors, LLC (the “Adviser,” or “Oaktree”) has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Adviser is therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). These limitations may have a negative impact on the ability of the Adviser to manage the Fund and on the Fund’s performance.

Foreign Currency Contracts and Currency Hedging Transactions.    In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency forward transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment under the forward contract will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. Certain types of forward contracts are now regulated as swaps by the Commodity Futures Trading Commission (“CFTC”). The regulation of such forward contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of forward contracts and foreign currency futures will usually depend on the investment adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

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Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.

Short-Term Investments

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollars. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Participatory Notes (“P-Notes”)

The Fund may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument.

P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.

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Risks Associated with Long Term Objective — Not a Complete Investment Program

The Fund is intended for investors seeking a high level of total return, with an emphasis on growth and income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Debt Securities and Related Investments

Debt Securities Rating Information.    The Fund may invest in debt securities of any rating, including below investment grade debt securities or comparable unrated securities, but may not invest in securities in default. The Fund may invest in convertible debt securities rated “D” or better, or comparable unrated securities as determined by the Adviser. Investment grade debt securities are those rated “BBB” or higher by S&P Global Ratings (“S&P”) or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. See “Appendix A” for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value (“NAV”) to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the

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Fund’s portfolio securities, the Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. Government Securities.    U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments.    The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on

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their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Bank Obligations

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of Deposit

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes

The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund’s net assets.

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The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Investments in Other Investment Companies

The Fund may invest in shares of other investment companies, such as mutual funds, exchange-traded funds (“ETFs”) and closed-end funds registered under the 1940 Act, provided the investment is consistent with the Fund’s investment strategies, policies and restrictions. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. The statutory limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of the Fund’s total assets in securities of other investment companies in the aggregate. However, the Fund may rely on Rule 12d1-4 under the 1940 Act to invest in other investment companies beyond the statutory limitations, subject to certain conditions.

If the Fund invests in shares of other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the expenses of the underlying investment companies to the extent such expenses are not waived or reimbursed. Fund shareholders will also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies.

ETFs are investment companies that seek to track the performance of a specific index or implement actively managed investment strategies. Index ETFs may fail to accurately track the performance of the indices they are designed to track, as ETFs have expenses and may need to hold a portion of their assets in cash (unlike the indices), and for various reasons, index ETFs may not invest in all of the securities in the indices in the same proportion as the indices. Unlike index ETFs, actively managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. The Fund will incur transaction costs when buying and selling ETF shares. In addition, because ETFs, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

The Fund may invest in investment companies that are advised by the Adviser or an affiliated investment adviser (“affiliated funds”). Investing in affiliated funds presents conflicts of interest. The Adviser has an incentive to invest the Fund’s assets in an affiliated fund because the Adviser or an affiliated adviser receives advisory fees from the affiliated fund. The Adviser or an affiliated adviser may also derive indirect benefits, such as increased assets under management, as a result of the Fund investing in an affiliated fund, which benefits would not be present if the Fund instead invested in an unaffiliated fund. In addition, the Adviser has an incentive to consider the effect on an affiliated fund in determining whether, and under what circumstances, to purchase or sell shares of the affiliated fund. The Adviser seeks to mitigate such conflicts by waiving and/or reimbursing its advisory fee with respect to the amount of the Fund’s net assets invested in affiliated funds.

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Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Partnership Securities

The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/ MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times, PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or shareholders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

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Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times. The Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Real Estate Investment Trusts

The Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Stock Index (the “S&P 500”).

Illiquid Securities and Rule 144A Securities

The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase

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agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

The Fund has adopted non-fundamental policies with respect to investments in illiquid securities. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Securities issued under Section 4(a)(2) of the Securities Act are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(a)(2) of the Securities Act will generally be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Fund to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in the Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by the Fund does not exceed 15% of the Fund’s average daily net assets.

The Fund has implemented a liquidity risk management program (the “Liquidity Program”) and related procedures to identify illiquid investments pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). As background, the Liquidity Rule requires open-end funds, such as the Fund, to establish a liquidity risk management program and make certain disclosures regarding fund liquidity. In accordance with the Liquidity Rule, the Board approved the Adviser as the administrator of the Liquidity Program.

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Repurchase Agreements

Repurchase agreements involve the acquisition by the Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Fund’s custodian will have custody of securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which the Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Borrowing

Though the Fund does not currently intend to borrow money, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33 1∕3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending

Although the Fund has no present intention to do so, the Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

When-Issued or Delayed-Delivery Securities

New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) would be so committed.

Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund’s custodian bank.

Government Intervention in Financial Markets

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity.

Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. Such regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund, and/or increase overall expenses of the Fund.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

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In response to the current economic environment, there may be increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

In addition, the U.S. tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Act”) made substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. Several of the provisions of the Act are scheduled to expire in 2026 if not changed or extended by federal legislation. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common or preferred shares and their indirect effect on the value of our assets, our common or preferred shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such Treasury regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our shareholders.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Certain of the Fund’s investments may provide exposure to coupon rates that are based on the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets.

The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investments objectives.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties,

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reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Environmental Risk

Assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.

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INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Fund’s Prospectus and this SAI.

Fundamental Restrictions

(1)         The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)         The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

(3)         The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);

(4)         The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs);

(5)         The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction; or

(6)         The Fund may not make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings. For purposes of investment restriction No. 4 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. When determining compliance with its own concentration policy, to the extent that the Fund may invest in any affiliated and/or unaffiliated investment companies, the Fund will consider the investments of such underlying investment companies to the extent practicable.

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PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Fund’s website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

(1)         Complete portfolio holdings for the second and fourth fiscal quarters disclosed in the Fund’s reports that are filed with the SEC on Form N-CSR.

(2)         Complete portfolio holdings for the first and third fiscal quarters disclosed in the Fund’s reports that are filed with the SEC on Form N-PORT.

Non-Public Portfolio Holdings

Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Fund’s policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing the Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings. In addition, neither the Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings.

Service Providers.    A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the Fund or the independent trustees, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading. In addition, information may be disclosed to the Fund’s pricing services, ICE Data Services and Bloomberg L.P., and the Fund’s financial printers, Toppan Merrill and Donnelley Financial Solutions.

Rating And Ranking Organizations.    Any Fund officer may provide the Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other Recipients.    Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer will report such disclosures to the Fund’s Board at the next scheduled board meeting.

Media.    Non-public portfolio holdings may not be disclosed to members of the media.

Waivers Of Restrictions.    The Fund’s policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer. All waivers and exceptions will be disclosed to the Fund’s Board no later than its next regularly scheduled quarterly meeting.

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Conflicts Of Interest.    If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund’s shareholders and the interests of the Fund’s service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board Review.    As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

TRUSTEES AND OFFICERS

The Trust’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is set forth below.

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
INDEPENDENT TRUSTEES(5)
Edward A. Kuczmarski Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Born: 1949	Since 2011	9	Retired CPA and Partner in Crowe LLP.

Director/Trustee of the investment companies in the Fund Complex (2011 – Present). Previously served as an Independent Director on several other investment management companies as Independent Lead Director and Audit Committee Chair.

William H. Wright II Trustee, Chair of the Audit Committee, Member of the Governance Committee Born: 1960	Since 2020	9	Retired.

Director/Trustee of the investment companies in the Fund Complex (2020 – Present); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021 – Present); Trustee of Doris Duke Charitable Foundation (2017 – Present); Vestryman and Chairman of the Investment Committee of Trinity Church Wall Street (2022 – Present); Director of Mount Sinai Health System (1998 – Present); Director of New York City Ballet (2005 – Present); Trustee and Treasurer of Historic Hudson Valley (2000 – Present).

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Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
Stuart A. McFarland Trustee, Member of the Audit Committee, Member of the Governance Committee Born: 1947	Since 2013	9

Retired; Managing Partner of Federal City Capital Advisors (1997 – 2021).

Previous Experience: President and Director, Tico Mortgage Insurance Co; President and CEO, Skyline Financial Services; US Bankruptcy Court Asset Manager; EVP and CFO, Fannie Mae; EVP and GM, GE Capital Mortgage Services; CEO and President, National Permanent Federal Savings Bank.

Director/Trustee of the investment companies in the Fund Complex (2006 – Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002 – 2023); Director of New America High Income Fund (2013 – 2025); Director of New Senior Investment Group, Inc. (2014 – 2021); Previously served as the Lead Independent Director of Brandywine Funds.

Heather S. Goldman Trustee Member of the Audit Committee, Chair of the Governance Committee Born: 1967	Since 2013	9	CFO of My Flex, Inc., an EQBR Holdings affiliate, developing and commercializing Web 3.0 blockchain technologies (2022 – 2023); Executive in Residence, Global Digital Finance (2025 – Present).	Director/Trustee of the investment companies in the Fund Complex (2013 – Present).
Betty A. Whelchel Trustee, Member of the Audit Committee, Member of the Governance Committee Born: 1956	Since January 1, 2024	9

Retired. Previous Experience: US Head of Public Policy and Regulatory Affairs, BNP Paribas (2016 – 2019); U.S. General Counsel CIB, BNP Paribas (2005 – 2016); Global General Counsel, Deutsche Asset Management (1999 – 2004).

				Director/Trustee of the investment companies in the Fund Complex (2024 – Present).

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Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
Susan Schauffert-Tam Trustee, Member of the Audit Committee, Member of the Governance Committee Born: 1968	Since November 20, 2024	9	Managing Director/Group Head, BMO Capital Markets (2007 – 2024).

Director/Trustee of the investment companies in the Fund Complex (2024 – Present); Independent Director of Forum Asset Management Real Estate Funds (September 2025 – Present); Board Chair and Director, CanIssue (2011 – 2020).

____________

(1)    Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

(2)    Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Amended and Restated Agreement and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)    The Fund Complex is comprised of the Brookfield Investment Funds (five series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc. and Oaktree Diversified Income Fund Inc.

(4)    This column generally includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)    Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
INTERESTED TRUSTEE/OFFICERS(5)
Brian F. Hurley Trustee and President Born: 1977	Trustee since 2024; President since 2014	9

President of the investment companies in the Fund Complex, except Brookfield Infrastructure Income Fund Inc. (2014 – Present); Secretary of Brookfield Infrastructure Income Fund Inc. (2023 – Present); General Counsel of Brookfield Public Securities Group LLC (“PSG”) (2017 – 2024); General Counsel of Brookfield Private Wealth, formerly Brookfield Oaktree Wealth Solutions (“Wealth”) (2021 – Present); Managing Partner of Brookfield Asset Management Inc. (2016 – Present).

				Director/Trustee of the investment companies in the Fund Complex (2024 – Present).

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Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)
Casey P. Tushaus Treasurer Born: 1982	Since 2021	N/A

Treasurer of the investment companies in the Fund Complex (2021 – Present); Treasurer of Brookfield Private Equity Fund LP (2025 – Present); Assistant Treasurer of the investment companies in the Fund Complex (2016 – 2021); Managing Director of Wealth (2026 – Present); Senior Vice President of Wealth (2025 – 2026); Director of PSG (2021 – 2024); Vice President of PSG (2014 – 2021).

N/A
Craig A. Ruckman Secretary Born: 1977	Since 2022	N/A

Secretary of the investment companies in the Fund Complex, except for Brookfield Infrastructure Income Fund Inc. (2022 – Present); Assistant Secretary of Brookfield Infrastructure Income Fund Inc. (2022 – Present); Assistant Secretary of Brookfield Private Equity Fund LP (2025 – Present); Managing Director of PSG (2022 – 2024); Managing Director of Wealth (2025 – Present); Director of Allianz Global Investors U.S. Holdings LLC (2016 – 2022); Chief Legal Officer of Allianz Global Investors Distributors LLC (2019 – 2022).

N/A
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since 2017	N/A

Chief Compliance Officer of the investment companies in the Fund Complex (2017 – Present); Chief Compliance Officer of Brookfield Private Equity Fund LP (2025 – Present); Senior Vice President of Wealth (2025 – Present); Director of PSG (2017 – 2024); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017 – 2023).

N/A
Mohamed S. Rasul Assistant Treasurer Born: 1981	Since 2016	N/A	Assistant Treasurer of the investment companies in the Fund Complex (2016 – Present); Vice President of the Adviser (2019 – 2024); Vice President of Wealth (2025 – Present).	N/A

____________

(1)    Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

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(2)    Mr. Hurley will hold office as Trustee for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Hurley and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date Mr. Hurley resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)    The Fund Complex is comprised of the Brookfield Investment Funds (five series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., and Oaktree Diversified Income Fund Inc.

(4)    This column generally includes directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)    Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Additional Information Concerning Our Board of Trustees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers. The Board has appointed senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has elected a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. Currently, six of the seven members of the Board, including the Chair of the Board, are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Governance Committee and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chair of the Board has an active role in the agenda setting process for Board meetings. The Audit Committee Chair also has an active role in the agenda setting process for the Audit Committee meetings. The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.

The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For

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example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Trust’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Trust’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Trust’s Treasurer and with the Trust’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Trust’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Trust’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and/or professional backgrounds that indicate they have the ability to critically review, evaluation and assess information provided to them. Certain of these business and/or professional experiences are set forth in detail in the table above. The Trustees have demonstrated a commitment to discharging their oversight responsibilities as Trustees of the Brookfield Fund Complex. The Board, with the assistance of the Governance Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Edward A. Kuczmarski — The Board has concluded that Mr. Kuczmarski should serve as a Trustee of the Trust because of his substantial business experience. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant and has also previously served on the board of directors/trustees for several other investment management companies. Mr. Kuczmarski serves as Chair of the Board of Trustees, and is a member of the Governance Committee and the Audit Committee. Mr. Kuczmarski also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. Kuczmarski’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Fund.

Heather S. Goldman — The Board has concluded that Ms. Goldman should serve as a Trustee of the Trust because of her substantial business experience. Ms. Goldman is a capital markets financial services and tech executive, who has worked in a senior capacity across a diverse array of firms in the private equity, investment management, technology and commercial banking industries for over twenty years. She previously served as head of global marketing for PSG, and as such has extensive knowledge of PSG, its operations and personnel. Prior to working with PSG she acted as CEO and Chairman, co-founding and managing CapitalThinking, a financial services risk-management technology company in New York, New York for nearly five years. She is an Executive in Residence at Global Digital Finance. Ms. Goldman is a member of the Audit Committee and is Chair of the Governance Committee. Ms. Goldman also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Goldman’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Fund.

Stuart A. McFarland — The Board has concluded that Mr. McFarland should serve as a Trustee of the Trust because of his substantial business experience. Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private and public sectors, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland also served on the board of directors/trustees for various other investment management companies and was the Managing

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Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Governance Committee. Mr. McFarland also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. McFarland’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Fund.

William H. Wright II — The Board has concluded that Mr. Wright should serve as a Trustee of the Trust because of his substantial business experience. Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Mr. Wright has served on the boards of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright is Chair of the Audit Committee and is a member of the Governance Committee. Mr. Wright also serves as a director/trustee of other registered investment companies in the Fund Complex. Mr. Wright’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Fund.

Betty A. Whelchel — The Board has concluded that Ms. Whelchel should serve as a Trustee of the Trust because of her substantial business and legal experience. Ms. Whelchel has extensive experience in financial services law and regulation, international finance and public policy. She has held a number of senior management positions at international financial institutions, including serving as U.S. Head of Public Policy and Regulatory Affairs for BNP Paribas, U.S. General Counsel CIB for BNP Paribas, Global General Counsel for Deutsche Asset Management and U.S. Deputy General Counsel for Deutsche Bank AG. She started her career in the General Counsel’s office of the U.S. Treasury Department, and worked as a lawyer with Shearman & Sterling in its New York and Tokyo offices, specializing in bank finance, mergers and acquisitions and joint ventures. Throughout her career, Ms. Whelchel has been active in industry initiatives related to financial regulation and corporate governance, including the Committee on Capital Markets Regulation, the Executive Committee of the Institute of International Bankers Board of Trustees, and the Association of the Bar of the City of New York’s Special Task Force on the Lawyer’s Role in Corporate Governance. Ms. Whelchel was the recipient of the 2015 Legal 500 US Individual of the Year Award in Financial Services and the 2013 Burton Legend in the Law Award. Ms. Whelchel is a member of the Audit Committee and the Governance Committee. Ms. Whelchel also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Whelchel’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Fund.

Susan Schauffert-Tam — The Board has concluded that Ms. Schauffert-Tam should serve as a Trustee of the Trust because of her substantial business experience. Ms. Schauffert-Tam is a capital markets financial services executive, who worked in a senior capacity with a particular focus on infrastructure financing. She previously served as a Managing Director of BMO Capital Markets until her retirement in 2024, having joined the firm in 1999. During her career at BMO Capital Markets, Ms. Schauffert-Tam was responsible for debt origination, including structuring both public and private financing transactions. In addition, Ms. Schauffert-Tam previously served as head of debt syndication at BMO Capital Markets where she led the team responsible for bringing all corporate investment grade, high yield debt, asset-backed securities and project bonds to market across a variety of industries. Ms. Schauffert-Tam is a member of the Audit Committee and the Governance Committee. Ms. Schauffert-Tam also serves as a director/trustee of other registered investment companies in the Fund Complex. Ms. Schauffert-Tam’s experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibility with respect to the Fund.

Brian F. Hurley — Mr. Hurley is a Managing Partner at Brookfield and General Counsel for Brookfield Private Wealth LLC, where he oversees the legal and compliance functions and product development. Prior to joining Brookfield in 2010, Mr. Hurley was an attorney at Paul Hastings LLP and a member of the investment management practice group, where he focused his practice on representing investment advisers and various investment companies. Mr. Hurley earned a Juris Doctor degree from Columbia University and a Bachelor of Arts degree from the College of the Holy Cross.

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Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.

The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of Messrs. Wright, Kuczmarski, and McFarland and Mses. Goldman, Schauffert-Tam and Whelchel. It does not include any interested Trustees. The Audit Committee meets regularly with respect to the various series of the Trust. The function of the Audit Committee, with respect to the Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. During the fiscal year ended December 31, 2025, the Audit Committee met four times.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed, and did not meet during the fiscal year ended December 31, 2025.

The Governance Committee is comprised of Messrs. Wright, Kuczmarski, and McFarland and Mses. Goldman, Schauffert-Tam and Whelchel. The Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary. The Declaration of Trust (as defined below) does not permit shareholders to nominate persons for election as Trustees. During the fiscal year ended December 31, 2025, the Governance Committee met three times.

Trustee Ownership of Fund Shares and Other Interests

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex (as defined below) beneficially owned by each Trustee as of December 31, 2025.

Name of Trustee	Aggregate Range of Equity Securities Held in the Fund(1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex(1)(2)
INTERESTED TRUSTEE:
Brian F. Hurley	A	C

INDEPENDENT TRUSTEES:
Edward A. Kuczmarski	A	E
Stuart A. McFarland	A	E
Heather S. Goldman	A	C
William H. Wright II	A	A
Betty A. Whelchel	A	A
Susan Schauffert-Tam	A	A

____________

(1)    Key to Dollar Ranges. A. None B. $1 – $10,000 C. $10,001 – $50,000 D. $50,001 – $100,000 E. Over $100,000

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(2)    The aggregate dollar range of equity securities owned by each Trustee of all funds overseen by each Trustee in each of Brookfield’s and Oaktree’s family of investment companies (the “Fund Complex”) as of December 31, 2025. The Fund Complex is currently comprised of the Brookfield Investment Funds (five series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc. and Oaktree Diversified Income Fund Inc.

As of December 31, 2025, none of the Independent Trustees nor members of their immediate families own securities beneficially or of record in the Adviser, the Distributor, as defined below, or any affiliate of the Adviser or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interests, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their respective affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Trustee and Officer Compensation

No remuneration is paid by the Fund to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of such Fund. Set forth below is the compensation received by the Independent Trustees from the Fund Complex as of the fiscal year ended December 31, 2025.

For the fiscal year ended December 31, 2025, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex was $260,000. Effective January 1, 2026, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $270,500. The Independent Chair of the Trust receives an additional payment of $55,000 per year. The Chair of the Audit Committee receives an additional payment of $50,000 per year. The Chair of the Governance Committee receives an additional payment of $15,000 per year. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings. In addition, the Board has established a continuing education policy. In particular, Trustees are encouraged to attend at least two in-person educational enrichment programs or events at the expense of the Fund Complex on an annual basis. Also, the Fund Complex will reimburse the Trustees for their registration fees to attend an unlimited number of remote or virtual learning opportunities. The Trust does not have a pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

COMPENSATION TABLE

Name of Person and Position	Total Compensation from the Fund for the Fiscal Year Ended December 31, 2025	Aggregate Compensation from the Fund Complex for the Calendar Year Ended December 31, 2025(1)
Interested Trustee
Brian F. Hurley	N/A	N/A
Independent Trustees
Edward A. Kuczmarski	$12,660	$315,000
William H. Wright II	$12,459	$310,000
Stuart A. McFarland	$10,450	$260,000
Heather S. Goldman	$11,052	$275,000
Betty A. Whelchel	$10,450	$260,000
Susan Schauffert-Tam	$10,450	$260,000

____________

(1)    As of December 31, 2025, there were a total of nine (9) investment companies (and portfolios thereof) in the Fund Complex. The number includes the five series of the Trust (including the Fund), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., and Oaktree Diversified Income Fund Inc. Following the close of business on December 5, 2025, Oaktree Asset-Backed Income Private Placement Fund Inc. was reorganized into Oaktree Asset-Backed Income Fund Inc.

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CODE OF ETHICS

The Trust, its Adviser and Distributor have adopted codes of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

Clients often grant the Adviser the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1. Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program that may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Managed Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account.

Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Legal department reviews the materials. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Managed Account/Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Managed Accounts/Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

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2. Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets Equities strategy, which handles the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:

(1)         whether the investment was held as a passive investment or considered a significant holding;

(2)         whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(3)         documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and

(4)         documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensure that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then sent to Compliance personnel for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets Equities investment strategy which handles the proxies relating to their investments) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record-keeping below for additional guidance).

The Emerging Markets Equities investment strategy follows a similar process in which proxies are processed by the relevant Operations personnel and forwarded to the investment professional for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

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Appropriate members of the Legal and/or Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include, but are not limited to: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor Managed Accounts/Managed Funds owns more than 5% of the outstanding class of securities subject to the vote.

3. Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Managed Account’s/Managed Fund’s custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:

(1)         Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;

(2)         Documenting reasons as to why proxies were not received for any stock holdings; and

(3)         Recording the dates on which votes were submitted for each Managed Account/Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

4. Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 830-6296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

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5. Recordkeeping

Documentation that Oaktree has voted all proxies for Managed Accounts/Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(1)         The proxy statement;

(2)         Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;

(3)         Proxy Tracking Form indicating Managed Accounts/Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Managed Account/Managed Fund the reasons behind such action; and

(4)         List of client requests for proxy voting information.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of March 31, 2026, the officers and Trustees, as a group, did not own any shares (aggregating all classes) of the Fund.

As of March 31, 2026, the following persons were known to own of record or beneficially 25% or more of the outstanding shares of the indicated Funds:

Oaktree Emerging Markets Equity Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	54.52%	Wells Fargo & Co.	DE	Record

As of March 31, 2026, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated:

Class A

Name and Address	% of Shares	Nature of Ownership(1)
National Financial Services LLC Attn Mutual Funds Dept, 4th Floor, 499 Washington Blvd Jersey City, NJ 07310	99.98%	Record

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Class I

Name and Address	% of Shares	Nature of Ownership(1)
National Financial Services LLC Attn Mutual Funds Dept, 4th Floor, 499 Washington Blvd Jersey City, NJ 07310	53.54%	Record
Charles Schwab & Co Inc 211 Main St San Francisco, CA 94105	20.94%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	13.43%	Record
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis, MO 63103	9.19%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment advisor to the Fund. The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC (formerly, Oaktree Capital Group, LLC) (collectively with OCM and the Adviser, “Oaktree”). Oaktree was formed in April 1995 and is a leading global investment management firm headquartered in Los Angeles, California, with over 1,400 employees throughout offices in 26 cities worldwide. As of December 31, 2025, Oaktree had approximately $223 billion in assets under management. Oaktree’s senior executives and investment professionals have focused on less efficient markets and alternative investments for nearly 40 years. Oaktree emphasizes an opportunistic, value-oriented approach to investments in distressed debt, corporate debt (including mezzanine finance, direct lending, high yield debt and senior loans), control investing, convertible securities, real estate, listed equities and multi-strategy solutions.

Oaktree’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings.

As a result of consistent application of Oaktree’s philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s clients are 64 of the 100 largest U.S. pension plans, more than 550 corporations around the world, 40 of the 50 state retirement plans in the United States, over 300 endowments and foundations globally, and 17 sovereign wealth funds.

The firm’s expertise in investing across the capital structure has allowed Oaktree to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of our strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) we believe have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control.

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Oaktree’s asset management business is indirectly controlled by Oaktree Capital Holdings, LLC. As of December 31, 2025, approximately 74% of the Oaktree business is indirectly owned by Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), and Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX; BAM) (collectively “Brookfield”), and the remaining approximately 26% was owned by current and former Oaktree executives and employees (including certain related persons and trusts/investment entities). Brookfield’s ownership interest in Oaktree’s business is held through Brookfield Oaktree Holdings, LLC, Oaktree Capital Holdings, LLC and related entities. In October 2025, Oaktree and Brookfield announced that they agreed on a proposed transaction whereby Brookfield will acquire the approximately 26% interest in Oaktree that it does not already own such that, upon completion of the proposed transaction, Brookfield will own 100% of Oaktree. The transaction is expected to close in the second quarter of 2026.

Brookfield Asset Management Ltd. is a leading global alternative asset manager focused on infrastructure, renewable power and transition, private equity, real estate, and credit, with over $1 trillion of assets under management as of December 31, 2025. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. As of December 31, 2025, the Adviser had approximately $11.6 billion under management.

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolios, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by (i) the vote of the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the Fund, the Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its advisory services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “Advisory Fee”), computed daily and payable monthly, at an annual rate set forth in the table below.

Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Emerging Markets Fund	0.90%

The table below sets forth the total advisory fees paid by the Fund to the Adviser for the fiscal years ended December 31, 2025, 2024 and 2023. Advisory fees waived by the Adviser were done pursuant to an expense limitation agreement (see the “Expense Limitation Agreement” section below).

Oaktree Emerging Markets Equity Fund	2025	2024	2023
Advisory Fees	$2,382,019	$2,364,490	$2,000,329
Advisory Fees Waived	$(592,059)	$(642,727)	$(209,836)
Net Advisory Fees Paid to Adviser	$1,789,960	$1,721,763	$1,790,493

Administration Agreement

Pursuant to an administration agreement with the Fund (the “Administration Agreement”), Brookfield Public Securities Group LLC (“PSG”) performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports,
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prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s other service providers; review and adjust as necessary the Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by and among the Fund, PSG and the Adviser.

For its services under the Administration Agreement, PSG does not receive any compensation. PSG may receive compensation for its administrative services to the Fund from the Adviser out of its Advisory Fee.

Expense Limitation Agreement

Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of its fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limit set forth in the Annual Fund Operating Expenses table of the Prospectus. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

SERVICE PROVIDERS

Sub-Administrator, Transfer Agent and Fund Accountant

Pursuant to a fund sub-administration servicing agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS” or the “Sub-Administrator”), 615 East Michigan Street, 3rd Fl, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to a fund accounting and servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS, 615 East Michigan Street, 3rd Fl, Milwaukee, Wisconsin 53202, acts as the fund accountant (the “Fund Accountant”) for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.

Effective September 1, 2025, pursuant to the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives an annual fee based upon the average net assets in the Fund Complex of: 0.035% on the first $2 billion, 0.015% on the next $4 billion, and 0.01% on the remaining assets, subject to a minimum annual fee. Prior to September 1, 2025, USBFS received an annual fee based upon the average net assets in the Fund Complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, subject to a minimum annual fee. USBFS also is entitled to certain out-of-pocket expenses. The Fund will pay its allocable portion of all such fees directly to USBFS pursuant to the Sub-Administration Agreement. USBFS also acts as transfer agent (the “Transfer Agent”) and dividend disbursing agent under a separate agreement.

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The Fund is responsible for any fees due to the Sub-Administrator, the Fund Accountant and the Transfer Agent.

The total sub-administration fees paid by the Fund to the Sub-Administrator for the fiscal years ended December 31, 2025, 2024 and 2023, were $107,439, $103,856, and $89,913, respectively.

Custodian

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Sub-Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Sub-Administrator, Fund Accountant, Transfer Agent and Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm to the Trust.

Legal Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as legal counsel to the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The Fund does not intend to use any affiliated broker-dealers.

Oaktree’s objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution on transactions effected for accounts. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors will be considered as they are deemed relevant.

These factors include, but are not limited to, Oaktree’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Oaktree’s knowledge of actual or apparent operational problems of any broker or dealer; the broker’s or dealer’s execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; and the research services and products furnished by the broker or dealer, if any.

In seeking to obtain best execution, Oaktree generally will not seek in advance competitive bidding for the most favorable commission rate or spread applicable to any particular portfolio transaction or to select any broker or dealer on the basis of its purported or “posted” commission rate. Oaktree will endeavor to be aware of the current level of the charges of eligible brokers or dealers and to minimize the expense incurred for effecting portfolio transactions to the extent consistent with the interests and policies of its accounts. Although Oaktree generally seeks competitive commission rates and dealer spreads, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker or dealer involved and would thereby entail higher commissions or their equivalents than would be the case with other transactions requiring more routine services.

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Oaktree does not direct any account transactions to a particular broker-dealer in return for soft dollar benefits. However, in the event that Oaktree would elect to do so, the procedures described below are followed. Consistent with obtaining best execution, brokerage commissions (including dealer spreads paid on certain principal transactions in accordance with SEC interpretations) on the portfolio transactions of the Fund may be directed by Oaktree to a broker or dealer in recognition of research services furnished by the broker or dealer or a designated third party (also referred to as “soft dollar benefits”), as well as for services rendered in the execution of orders by such broker or dealer. In considering such research, Oaktree first determines that the product or service will provide lawful and appropriate assistance in the performance of its investment decision-making responsibilities. A determination is then made that the amount of commissions paid is reasonable in light of the value of the brokerage and research services provided. Moreover, Oaktree may benefit from these services as it may not have to pay for such research services and products out of its own resources. In Europe, however, because of certain regulatory requirements some of Oaktree’s affiliates pay for research that they receive from third parties such as broker-dealers or investment banks. The receipt of investment research and information and related services permits Oaktree to supplement its own research and analysis and makes available to Oaktree the views and information of individuals and research staffs of other firms. The views and information may include written materials on certain companies, industries, areas of the economy or market factors and other areas that might affect the economy or securities prices. Research services may also include statistical information; accounting and tax law interpretations that relate to an investment; political developments that may affect investments and the markets in which Oaktree invests; legal developments affecting portfolio securities; technical market actions; pricing and appraisal services; credit, risk measurement and performance analysis; analysis of corporate responsibility issues; portfolio strategy; and analytic computer software. They may also include advice from brokers or dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they may include recommendations as to the purchase and sale of individual securities and timing of transactions.

These research services may be received through online information services provided by the broker or dealer or a designated third party. Due to the receipt of various research materials through online services, products may include software used in connection with gaining access to the information and may be considered a mixed-use item, having both research and non-research functions. When products or services, including online services, are used for both research and other purposes, Oaktree will make a good faith allocation of the cost of the product or service between the research and non-research functions. The non-research portion will be paid in cash by Oaktree, while the portion attributable to research will be paid through brokerage commissions. Brokers or dealers selected by Oaktree may be paid commissions for effecting transactions for the Fund in excess of the amounts other brokers or dealers would have charged for effecting these transactions if Oaktree determines in good faith that such amounts are reasonable in relation to the value of the brokerage or research services provided by such brokers or dealers, viewed either in terms of a particular transaction or Oaktree’s overall duty to its discretionary accounts.

For the three most recent fiscal years ended December 31, the amount of brokerage commissions paid by the Fund is set forth below.

	2025	2024*	2023
Oaktree Emerging Markets Equity Fund	$598,755	$688,879	$328,358

____________

*       The amount of brokerage commissions paid by the Fund increased due to an increase in portfolio turnover.

The table below indicates the portion of the Fund’s brokerage commissions for the three most recent fiscal years (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied that Fund or the Adviser with research services.

Oaktree Emerging Markets Equity Fund	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
2025	$534,145,987	$0
2024	$634,650,025	$0
2023	$317,830,462	$0

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PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions. For the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, the turnover rates were 100%, 124%, and 46%, respectively. The turnover rate increased in 2024 primarily due to repositioning of the Fund's portfolio in response to changes in market conditions.

PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Fund (“Portfolio Managers”). All asset information is as of December 31, 2025.

Frank J. Carroll — Managing Director and Portfolio Manager.    Mr. Carroll is a Managing Director and has served as the Co-Portfolio Manager of Oaktree’s Emerging Markets Equity strategy since its inception in 2011. Previously, Mr. Carroll was co-portfolio manager of Oaktree’s Long/Short Emerging Markets Absolute Return strategy from 2005 to 2018 and, prior thereto, served as head trader for the strategy since he joined Oaktree in 1999. Mr. Carroll co-founded Oaktree’s ESG Governance Committee and is a longtime member of Oaktree’s Diversity and Inclusion Council. Prior to joining Oaktree in 1999, Mr. Carroll was the Head of Trading for Columbus Advisors. Before that, he was the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust. Mr. Carroll started his career as an emerging markets trader for Salomon Brothers in 1989. He received a B.A. degree in History from Fairfield University. Mr. Carroll is past-Chairman of the Board of Trustees at Fairfield University, as well as a Trustee at Brunswick School in Greenwich, Connecticut. He is based in Hong Kong.

Janet L. Wang — Managing Director and Co-Portfolio Manager.    Ms. Wang is a Managing Director and Co-Portfolio Manager for Oaktree’s Emerging Markets Equity strategy. She has covered a range of sectors at Oaktree including energy, cement, chemicals, consumer and utilities. Ms. Wang also contributed to the development of the Emerging Markets Equity team’s Environmental, Social and Governance (ESG) process and is a longtime member of Oaktree’s Diversity and Inclusion (D&I) Awareness team, having co-led the group from 2017 to 2019. Before joining Oaktree in 2002, Ms. Wang worked for ABN Amro Asia as a research assistant, covering the building materials and airline sectors. Prior thereto, she worked for Evergreen Funds in the Institutional Services department where she served as an institutional services representative. Ms. Wang holds a B.S. degree in finance and marketing from Boston College and an M.B.A. with a concentration in finance from Columbia Business School. She is fluent in Mandarin.

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories, as of December 31, 2025: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

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The following table provides information relating to other accounts managed by Mr. Carroll:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	2	4
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$394	$1,808	$3,363
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$0

The following table provides information relating to other accounts managed by Ms. Wang:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	2	4
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$394	$1,808	$3,363
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$0

Potential Conflicts of Interest

Oaktree and its affiliates manage a number of different investment strategies which present the possibility of overlapping investments, and thus the potential for conflicts of interest. Various accounts managed by Oaktree and its affiliates invest in a broad range of asset classes throughout the corporate capital structure, including loans and debt securities, preferred equity securities and common equity securities. In some cases Oaktree accounts will hold an interest in one part of a company’s capital structure while one or more other accounts holds an interest in another part of that company’s capital structure. In such cases the interests of each account, including the Fund, may conflict with one another. If any matter arises that Oaktree determines in its good faith judgment constitutes an actual conflicts of interest between the Fund and any other Oaktree accounts, Oaktree may take such actions as may be necessary or appropriate to prevent or reduce the conflict. There is no guarantee that any conflicts that arise between the Fund, any Oaktree account, or Oaktree and its affiliates will be resolved in favor of the Fund. Such conflicts could have the effect of benefiting other Oaktree accounts, or Oaktree and its affiliates, and may have an adverse effect on the Fund or its investments.

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with

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the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management.    Brookfield owns a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier.

Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree, Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in

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the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing profit disgorgement obligations under Section 16 of the Exchange Act) and other regulatory purposes (including for example, (i) public utility companies and public utility holding companies; (ii) bank holding companies; (iii) owners of broadcast licenses, airlines, railroads, water carriers and trucking concerns; (iv) casinos and gaming businesses; and (v) public service companies (such as those providing gas, electric or telephone services)). Consequently, Brookfield’s activities could result in earlier public disclosure of investments held by Oaktree accounts and/or restrictions on transactions by such Oaktree accounts (including the ability to make or dispose of investments at times that Oaktree may otherwise have recommended), adverse effects on the prices of such Oaktree accounts’ investments, potential short-swing profit disgorgement, penalties and/or regulatory remedies, or otherwise create conflicts of interests for such Oaktree accounts. In managing its investment activities, Brookfield will act for its own account or on behalf of Brookfield Accounts and act in its or their own interest, without regard to the interests of Oaktree accounts.

The potential conflicts of interest described herein may be magnified as a result of the general lack of information sharing and coordination between Brookfield and Oaktree with respect to investment activities. For example, Oaktree’s investment teams, in many cases will not be aware of, and as a result will not have the ability to manage, such conflicts. Even if Oaktree investment teams become aware of Brookfield’s investment activities through public information, the information barrier between Oaktree and Brookfield will generally preclude the Oaktree investment teams from coordinating with Brookfield to manage such conflicts.

Brookfield and Oaktree may decide at any time, and without notice to investors and clients, to remove or modify the existing information barrier between Brookfield and Oaktree. If the information barrier is removed or modified, it is expected that Brookfield and Oaktree will jointly evaluate, in their sole discretion, whether to adopt new or different protocols to address potential conflicts and other considerations relating to the management of their investment activities as a result of such removal or modification of the information barrier.

Breaches (including inadvertent breaches) of the information barrier and related internal controls by Brookfield and/or Oaktree could result in significant consequences to Oaktree (and Brookfield) as well as have a significant adverse impact on Oaktree accounts, including potential regulatory investigations and claims for securities laws violations in connection with Oaktree accounts’ investment activities. These events could have adverse effects on Oaktree’s reputation, result in the imposition of regulatory or financial sanctions, negatively impact Oaktree’s ability to provide investment management services to Oaktree accounts and result in negative financial impact to an Oaktree account’s investments.

To the extent that the information barrier is removed or otherwise ineffective and Oaktree has the ability to access analysis, models and/or information developed by Brookfield and its personnel, Oaktree will not be under any obligation or other duty to access such information or effect transactions on behalf of Oaktree accounts in accordance with such analysis and models, and in fact may be restricted by securities laws from doing so. Oaktree accounts may make investment decisions that differ from those they would have made if Oaktree had pursued such information, which may be disadvantageous to such Oaktree accounts.

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Brookfield has engaged and may in the future engage Oaktree, Oaktree accounts and/or their portfolio companies to provide certain services to Brookfield Accounts and their portfolio companies, including investing in Oaktree accounts and obtaining non-investment management services that would otherwise be provided by third-party service providers or Brookfield affiliates. Each such engagement will be in accordance with any disclosures set out in the relevant governing documents (including offering documents).

In addition, Oaktree has engaged and may in the future engage Brookfield, Brookfield Accounts or their portfolio companies to provide services to Oaktree accounts and/or their portfolio companies, and the conflicts (and potential conflicts) of interest described above will apply equally for each such engagement.

This does not purport to be a complete list or explanation of all actual or potential conflicts that may arise as a result of Brookfield’s majority ownership interest in Oaktree. In addition, conflicts not yet known by Brookfield or Oaktree may arise in the future and such conflicts will not necessarily be resolved in favor of the Oaktree accounts’ interests. Because of the extensive scope of both Brookfield’s and Oaktree’s activities and the complexities involved in combining certain aspects of their businesses, the policies and procedures to identify and resolve such conflicts of interest will continue to be developed over time.

Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s Portfolio Managers as of the most recent practicable date.

The compensation structure of the Portfolio Managers is determined by Oaktree in accordance with its own internal policies. All other Portfolio Managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the Portfolio Manager’s responsibilities and performance, and equity participation as one of the most senior employees. No Portfolio Manager’s compensation is specifically dependent on the performance of the Fund that they manage, on an absolute basis or relative to a specific benchmark. No Portfolio Manager is compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio Managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Securities Owned in the Fund by the Portfolio Managers

The table below identifies the dollar value (in ranges) of investments beneficially held by the Portfolio Managers in the Fund as of December 31, 2025.

Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned by Portfolio Managers(1)
Frank J. Carroll	G
Janet L. Wang	F

____________

(1)    Key to Dollar Ranges: A) none; B) $1–$10,000; C) $10,001–$50,000; D) $50,001–$100,000; E) $100,001–$500,000; F) $500,001–$1,000,000; or G) over $1,000,000.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group LLC (dba ACA Group) (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.

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The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each, a “Plan,” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A and Class C Shares of the Fund. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class A Shares and 1.00% of its average daily net assets of Class C Shares. In addition, pursuant to the Plans, the Adviser, its affiliates, or the Distributor and its affiliates may make payments from time to time from their own resources, which may include the investment advisory fee, administration fee, or the distribution fee received from the Fund, and past profits, for any of the foregoing purposes. Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

For the fiscal year ended December 31, 2025, the Fund made payments under the Plans for Class A shares and Class C shares to the Distributor in the following amounts:

For the Fiscal Year Ended December 31,	Class A	Class C
2025	$10,509	N/A

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The Rule 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio.

Class C Shares were not launched as of the date of this SAI, and therefore no 12b-1 fees were paid.

The following table shows the allocation of the Rule 12b-1 fees paid by the Fund during the fiscal year ended December 31, 2025.

Advertising/Marketing	—
Printing/Postage	—
Payment to Distributor	—
Payments to dealers	$10,509
Compensation to sales personnel	—
Other	—
Total	$10,509

DETERMINATION OF SHARE PRICE

The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share is calculated separately for each share class of the Fund. The NAV of Class A and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class I Shares, as applicable, as a result of the higher service and distribution-related fees to which Class A and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined under procedures approved by the Board. The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day-to-day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

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The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

An internal pricing hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Securities primarily traded in the NASDAQ Global Select Market®, NASDAQ Global Market or NASDAQ Capital Market for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Select Market®, NASDAQ Global Market or NASDAQ Capital Market shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”), which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial Intermediaries may also impose other charges or restrictions different from

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those applicable to a direct investor in the Fund. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. The Fund, the Adviser, the Distributor, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.

Though shareholders do not pay an initial sales charge at the time of purchase of Class C Shares, the Distributor compensates selling Financial Intermediaries by paying 1.00% of the purchase price for Class C Shares. If Class C Shares are redeemed within approximately twelve months after purchase, shareholders are charged a contingent deferred sales charge (“CDSC”) of 1.00%. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. Proceeds from the CDSC and the 1.00% payments made by the Fund under the Plan, on behalf of the Class C Shares of the Fund, in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing of the 1.00% up-front commission to Financial Intermediaries who sell Class C Shares. Financial Intermediaries will generally become eligible to receive some or all of such payments one year after purchase. The combination of the CDSC and the ongoing Plan fee on Class C Shares facilitates the ability of the Fund to sell Class C Shares without a sales charge being deducted at the time of purchase. Imposition of the CDSC and the Plan fee on Class C Shares is limited by the FINRA asset-based sales charge rule.

The public offering price of Fund shares is the NAV per share plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment restrictions, policies and objectives and otherwise acceptable to the Adviser and the Board.

If accepted, the securities will be valued using the same criteria and methods as described in “Pricing of Fund Shares” in the Prospectus.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to your Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of

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portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

Redemptions In-Kind

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A distribution in-kind is a taxable event for shareholders.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for thorough tax planning.

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Qualification as a Regulated Investment Company

The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, gains from the sale or other disposition of stock or securities, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and sources of income) discussed below. By meeting these requirements, the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, reported by the Fund as capital gain dividends) distributed to shareholders. There can be no assurance that the Fund will meet all of the requirements for such qualification each year. As of December 31, 2025, the Fund’s capital loss carryforwards were $24,214,838, which can be used to offset future realized short-term capital gains, and $1,201,206, which can be used to offset future realized long-term capital gains. The capital loss carryforwards will not expire.

The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of that Fund’s total assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships.

If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary or qualified dividends to the extent of the Fund’s current or accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax at the Fund level. To prevent imposition of the excise tax, the Fund must distribute during the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in prior years.

Fund Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. Additionally, the Fund currently intends to make distributions at a level percentage rate of the Fund’s net asset value as established by the Board of Trustees. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law. The Fund’s policy is to declare dividends annually. The Fund distributes all or substantially all (and in no event less than 90%) of

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its investment company taxable income each year. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, reported by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of the Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years, if any, will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes thereon to be paid by it, the Fund can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Dividends of investment company taxable income paid by the Fund generally will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in the Fund for at least 46 days during the 91-day period beginning 45 days before a share in the Fund becomes ex-dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.

Distributions (other than any return of capital) are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Certain of the options, futures contracts, and forward foreign currency exchange contracts in which the Fund may invest are so-called “section 1256 contracts.” With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the nondeductible 4% excise

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tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, the hedging transactions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Investors should carefully consider the tax implications of buying shares prior to a distribution by the Fund. The price of shares purchased at that time generally would reflect the amount of the forthcoming distributions. Distributions by the Fund reduce the NAV of the Fund’s shares, and if a distribution reduces the NAV below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain, as described above even though, from an economic or investment standpoint, it may constitute a partial return of capital.

The Fund may invest in stocks of real estate investment trusts, or REITs. In order to qualify for the special tax treatment that effectively eliminates the corporate tax at the REIT level, REITs are required to distribute at least 90% of their net taxable income on an annual basis, earn certain percentages of their income from real estate assets, such as rent and interest on mortgages, and other generally passive income, and hold at least 75% of their assets in real estate and loans secured by mortgages on real estate. However, there are numerous situations in which a REIT may incur and pay some amount of federal, state, local or foreign taxes. A 4% nondeductible excise tax applies to certain undistributed REIT income. In addition, REITs are subject to requirements related to their organization, tax reporting, diversity of stock ownership and sales of assets. REITs frequently use taxable subsidiaries to conduct activities or earn income that might compromise their ability to qualify as a REIT. REIT dividends generally are not “qualified dividends” eligible for the maximum 20% federal tax rate. The REIT rules are complex. Certain cure provisions may apply if a REIT violates a requirement, but nonetheless the failure to maintain REIT status could result in corporate income tax at the REIT level, thus resulting in a significant adverse impact to REIT shareholders.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets (based on a quarterly average) constitute investment-type assets or if 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an “excess distribution”) received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

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The Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires the Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by the Fund. The Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by the Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers.

The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Fund with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and may be credited to a taxpayer’s U.S. federal tax liability if the appropriate documentation is timely provided.

The Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, the Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from the Fund within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisers to ensure compliance with tax requirements.

Sale or Redemption of Shares

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum federal rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within the Fund to another share class within the same Fund generally is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.

58

Non-U.S. Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares or on certain capital gains distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

State and Local Tax Considerations

Although state tax rules generally follow the federal tax treatment of regulated investment companies, in some circumstances the Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business.

Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. The Fund does not expect to seek any rulings from the Internal Revenue Service or opinions from tax counsel.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

59

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust’s Amended and Restated Agreement and Declaration of Trust dated as of September 27, 2011 (the “Declaration of Trust”), permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in a series or any class thereof. Upon a series’ liquidation, all shareholders would share pro rata in the net assets of such series available for distribution to shareholders unless otherwise determined by the Trustees or otherwise provided by the Declaration of Trust.

With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares and “Class I” Shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. General liabilities of the Trust which are not readily identifiable as belonging to a specific series are allocated among any one or more series in a manner believed by the Trustees of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. On each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series and classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or other applicable law or is required by attributes applicable to any series or class, such requirements as to a separate vote by that series or class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series or class and the interests of each such series or class in the matter are identical, then the shares of all such affected series or classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (x) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (y) each dollar of NAV (number of shares owned times NAV per share of the Trust, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees established that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-Laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-Laws or as determined by the Trustees.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders also have, in certain circumstances, the right to remove one or more Trustees. Except as specifically provided in the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration supplemental thereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in the Declaration of Trust, (ii) on any amendment for which such vote is required by the 1940 Act and (iii) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by vote of the shareholders of each series or class affected and no vote of shareholders of a series or class

60

not affected shall be required. Anything in the Declaration of Trust to the contrary notwithstanding, any amendment to Article VIII (Compensation, Limitation of Liability of Trustees) thereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-Laws and the Certificate of Trust as the Trustees deem necessary or desirable. The Trust or any series or class may be terminated by the Trustees by written notice to the series’ or class’ shareholders. Unless so terminated, the Trust will continue indefinitely.

The laws of the State of Delaware permit a fund to eliminate or alter the fiduciary duties of trustees, shareholders, or other persons, and replace them with the standards set forth in such a fund’s declaration of trust. Provisions eliminating or altering the fiduciary duties of a fund’s trustees, officers, member of any advisory board, investment adviser(s), depositor, or principal underwriter (“fiduciary covered persons”) are inconsistent with federal securities laws and the SEC’s views on such fiduciary covered persons’ fiduciary duties. Nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of Trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such fiduciary covered persons with respect to matters arising under the federal securities laws.

The Declaration of Trust also requires that direct or derivative actions by shareholders against the Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in any other court in the State of Delaware with subject matter jurisdiction (the “Exclusive Jurisdictions”), and that shareholders irrevocably consent to the jurisdiction of such courts and irrevocably waive any objection they may have to the laying of venue of any such actions in such courts. The Declaration of Trust further requires that the right to jury trial be waived in any such claim, suit, action or proceeding. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations (e.g., with respect to claims arising under the federal securities laws), the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

The Declaration of Trust provides that no person, other than a Trustee, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such series or class. The Declaration of Trust also requires that no shareholder may maintain a derivative action on behalf of the Trust with respect to a series or class unless holders of at least ten percent (10%) of the outstanding shares of such series or class join in the bringing of such action. The Declaration of Trust details the requirements that must be satisfied for a shareholder to bring a derivative action on behalf of the Trust with respect to a series or class, which include making a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. The Declaration of Trust details information and undertakings that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust provides that, unless a pre-suit demand is not required, the Trustees must be afforded a reasonable amount of time to consider a shareholder request and to investigate the basis of the claim. The Declaration of Trust further provides that the Trustees are entitled to retain counsel or other advisors in considering the merits of a shareholder request and may require an undertaking by the shareholders making a request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring the derivative action.

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Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

FINANCIAL STATEMENTS

The financial statements of the Fund as of and for the period ended December 31, 2025, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing. The Fund’s financial statements are available upon request, and without charge, by calling 1-855-244-4859 or through the Fund’s website at https://brookfield.onlineprospectus.net/Brookfield/funds.

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APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S RATINGS

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Unrated:

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1     An application for rating was not received or accepted.

2     The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3     There is a lack of essential data pertaining to the issue or issuer.

4     The issue was privately placed, in which case the rating is not published in Moody’s Ratings’ publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:

Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P GLOBAL RATINGS (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-1

BB, B, CCC, CC, C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

BROOKFIELD INVESTMENT FUNDS (THE “REGISTRANT”)

PART C — OTHER INFORMATION

Item 28. Exhibits.

(a)(1)		Certificate of Trust as filed with the State of Delaware on May 12, 2011.(1)
(a)(2)		Amended and Restated Agreement and Declaration of Trust dated September 27, 2011.(2)
(a)(3)

Amended and Restated Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (formerly, Center Coast Brookfield MLP Focus Fund), dated January 24, 2020.(11)

(a)(4)		Certificate of Establishment and Designation of Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund.(13)
(a)(5)

Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield Next Generation Infrastructure Fund (formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund).(14)

(b)		By-laws of Registrant dated September 27, 2011.(2)
(c)		Instruments Defining Rights of Security Holders.
	(1)	Articles II, VI, VII, and IX of the Amended and Restated Agreement and Declaration of Trust.(2)
	(2)	Article IV of the By-laws of Registrant.(2)
(d)(1)		Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)
(d)(2)		Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Infrastructure Fund, and Brookfield Investment Management Inc.(2)
(d)(3)

Form of Investment Advisory Agreement between Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (formerly, Center Coast Brookfield MLP Focus Fund), and Brookfield Investment Management Inc.(8)

(d)(4)		Form of Investment Sub-Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)
(d)(5)		Investment Advisory Agreement between Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund, and Oaktree Fund Advisors, LLP.(13)
(d)(6)

Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Next Generation Infrastructure Fund (formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund), and Brookfield Public Securities Group LLC.(14)

(e)(1)		Distribution Agreement between Registrant and Quasar Distributors, LLC dated March 31, 2020.(12)
(e)(2)		First Amendment to the Distribution Agreement.(14)
(e)(3)		Second Amendment to the Distribution Agreement.(18)
(f)		Not applicable.
(g)(1)		Form of Custody Agreement between Registrant and U.S. Bank National Association.(2)
(g)(2)		Form of First Amendment to the Custody Agreement.(4)
(g)(3)		Form of Second Amendment to the Custody Agreement.(6)
(g)(4)		Form of Third Amendment to the Custody Agreement.(9)
(g)(5)		Form of Fourth Amendment to the Custody Agreement.(8)
(g)(6)		Form of Fifth Amendment to the Custody Agreement.(10)
(g)(7)		Sixth Amendment to the Custody Agreement.(13)
(g)(8)		Seventh Amendment to the Custody Agreement.(14)
(g)(9)		Eighth Amendment to the Custody Agreement.(20)
(h)(1)		Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)
(h)(2)		Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global Listed Infrastructure Fund, and Brookfield Investment Management Inc.(2)
(h)(3)

Form of Administration Agreement between Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (formerly, Center Coast Brookfield MLP Focus Fund), and Brookfield Investment Management Inc.(8)

(h)(4)	Administration Agreement between Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund, and Brookfield Public Securities Group LLC.(13)
(h)(5)

Administration Agreement between Registrant, on behalf of its series, Brookfield Next Generation Infrastructure Fund (formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund), and Brookfield Public Securities Group LLC.(14)

(h)(6)	Form of Amended and Restated Fund Sub-Administration Servicing Agreement.(13)
(h)(7)	First Amendment to the Fund Sub-Administration Servicing Agreement.(14)
(h)(8)	Second Amendment to the Fund Sub-Administration Servicing Agreement.(20)
(h)(9)	Addendum to the Fund Sub-Administration Servicing Agreement.(15)
(h)(10)	Form of Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)
(h)(11)	Form of First Amendment to the Fund Accounting Servicing Agreement.(4)
(h)(12)	Form of Second Amendment to the Fund Accounting Servicing Agreement.(6)
(h)(13)	Form of Third Amendment to the Fund Accounting Servicing Agreement.(9)
(h)(14)	Form of Fourth Amendment to the Fund Accounting Servicing Agreement.(8)
(h)(15)	Form of Fifth Amendment to the Fund Accounting Servicing Agreement.(10)
(h)(16)	Sixth Amendment to the Fund Accounting Servicing Agreement.(13)
(h)(17)	Seventh Amendment to the Fund Accounting Servicing Agreement.(14)
(h)(18)	Eighth Amendment to the Fund Accounting Servicing Agreement.(20)
(h)(19)	Form of Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)
(h)(20)	Form of First Amendment to the Transfer Agent Servicing Agreement.(4)
(h)(21)	Form of Second Amendment to the Transfer Agent Servicing Agreement.(6)
(h)(22)	Form of Third Amendment to the Transfer Agent Servicing Agreement.(7)
(h)(23)	Form of Fourth Amendment to the Transfer Agent Servicing Agreement.(8)
(h)(24)	Form of Fifth Amendment to the Transfer Agent Servicing Agreement.(10)
(h)(25)	Sixth Amendment to the Transfer Agent Servicing Agreement.(13)
(h)(26)	Seventh Amendment to the Transfer Agent Servicing Agreement.(14)
(h)(27)	Eighth Amendment to the Transfer Agent Servicing Agreement.(20)
(h)(28)	Operating Expenses Limitation Agreement (Brookfield Next Generation Infrastructure Fund (formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund)).(14)
(h)(29)	Amended and Restated Operating Expenses Limitation Agreement (Center Coast Brookfield Midstream Focus Fund), dated June 30, 2023.(17)
(h)(30)	Amended and Restated Operating Expenses Limitation Agreement (Oaktree Emerging Markets Equity Fund), dated January 24, 2024.(16)
(h)(31)	Amended and Restated Operating Expenses Limitation Agreement (Brookfield Global Listed Real Estate Fund and Brookfield Global Listed Infrastructure Fund), dated April 30, 2021.(17)
(i)(1)	Legal Opinion and Consent of Richards, Layton & Finger, special Delaware Counsel for Registrant.(3)
(i)(2)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Center Coast Brookfield Midstream Focus Fund (formerly, Center Coast Brookfield MLP Focus Fund)).(8)
(i)(3)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Oaktree Emerging Markets Equity Fund).(13)
(i)(4)

Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Brookfield Next Generation Infrastructure Fund (formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund)).(14)

(j)(1)	Consent of Tait, Weller & Baker LLP.(9)
(j)(2)	Consent of Independent Registered Public Accounting Firm.(21)
(j)(3)	Consent of Paul Hastings LLP.(21)
(j)(4)	Power of Attorney, dated November 20, 2025.(20)
(k)	Not applicable.
(l)(1)	Purchase Agreement between Registrant and Brookfield Investment Management Inc. dated October 24, 2011.(3)

(l)(2)	Form of Subscription Agreement between Registrant and Brookfield Investment Management Inc. (Center Coast Brookfield Midstream Focus Fund (formerly, Center Coast Brookfield MLP Focus Fund)).(8)
(l)(3)	Form of Subscription Agreement between Registrant and Oaktree Fund Advisors, LLC (Oaktree Emerging Markets Equity Fund).(13)
(l)(4)

Form of Subscription Agreement between Registrant and Brookfield Public Securities Group LLC (Brookfield Next Generation Infrastructure Fund (formerly, Brookfield Global Renewables & Sustainable Infrastructure Fund)).(14)

(m)(1)	Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(2)
(m)(2)	Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(4)
(m)(3)	Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(6)
(m)(4)	Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(6)
(m)(5)	Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(8)
(m)(6)	Form of Fifth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(10)
(m)(7)	Sixth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(13)
(m)(8)	Seventh Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(14)
(m)(9)	Eighth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(18)
(m)(10)	Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(2)
(m)(11)	Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(4)
(m)(12)	Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(6)
(m)(13)	Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(6)
(m)(14)	Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(8)
(m)(15)	Form of Fifth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(10)
(m)(16)	Sixth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(13)
(m)(17)	Seventh Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(14)
(m)(18)	Eighth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(27)
(n)(1)	Form of Amended and Restated Rule 18f-3 Plan.(4)
(n)(2)	Seventh Amended and Restated Rule 18f-3 Plan.(14)
(p)(1)	Personal Trading Policy from the Code of Business Conduct and Ethics of Registrant, Brookfield Public Securities Group LLC and its affiliates, as amended March 2024.(17)
(p)(2)	Personal Investment Transactions Policy of Oaktree Capital Management and its affiliates, as amended October 2024.(21)
(p)(3)	Code of Ethics of Quasar Distributors, LLC.(5)
(p)(4)	Code of Ethics of Foreside Financial Group, LLC, as amended.(12)
(p)(5)	Code of Ethics for Oaktree Fund Advisors, LLC.(21)

____________

(1)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333- 174323) as filed with the Commission on May 18, 2011.

(2)      Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

(3)      Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 4, 2011.

(4)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 12, 2013.

(5)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2014.

(6)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 15, 2014.

(7)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on July 1, 2015.

(8)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on December 22, 2017.

(9)      Incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 31, 2018.

(10)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on September 5, 2018.

(11)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2020.

(12)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 29, 2020.

(13)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 14, 2021.

(14)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on February 4, 2022.

(15)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 30, 2023.

(16)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 26, 2024.

(17)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 29, 2024.

(18)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2025.

(19)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2025.

(20)    Incorporated by reference to the Registrant’s Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2026.

(21)    Filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund.

The Registrant, a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware, may be deemed to be under common control with Brookfield Real Assets Income Fund Inc., a diversified, closed-end management investment company organized as a Maryland Corporation; Brookfield Infrastructure Income Fund Inc., a non-diversified, closed-end management investment company organized as a Maryland Corporation; Oaktree Diversified Income Fund Inc., a diversified closed-end management investment company organized as a Maryland Corporation; and Oaktree Asset-Backed Income Fund Inc., a non-diversified closed-end management investment company organized as a Maryland Corporation.

Item 30. Indemnification.

Pursuant to 12 Del. C. § 3817, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.

The Registrant has purchased insurance on behalf of its officers and Trustees protecting such persons from liability arising from their activities as officers or Trustees of the Registrant. The insurance policy has certain exclusions, including, but not limited to, those acts determined to be fraudulent, dishonest or criminal acts or omissions and improper personal profit or advantage.

Reference is made to the provisions of Article VIII, Sections 8.2, 8.4, 8.5 and 8.6 of the Registrant’s Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

Reference is made to Section 7 of the Distribution Agreement between Registrant and Quasar Distributors, LLC. Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 47 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 29, 2020.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

Brookfield Public Securities Group LLC (“PSG”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the Registrant. PSG’s offices are located at Brookfield Place, 225 Liberty Street, New York, New York 10281.

Information as to the officers and directors of PSG is included in its current Form ADV (File No. 801-34605) filed with the Securities and Exchange Commission.

Oaktree Fund Advisors, LLC (“Oaktree”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the Oaktree Diversified Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., and the Oaktree Emerging Markets Equity Fund, a series of the Registrant. Oaktree’s offices are located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Information as to the officers and directors of Oaktree is included in its current Form ADV (File No. 801-112570) filed with the Securities and Exchange Commission.

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (“BAM PIC”), serves as investment adviser to the Brookfield Infrastructure Income Fund Inc. BAM PIC is an indirect subsidiary of Brookfield Asset Management ULC (formerly, Brookfield Asset Management Inc.) (“BAM ULC”), an unlimited liability company formed under the laws of British Columbia, Canada. BAM ULC is a wholly owned subsidiary of Brookfield Asset Management Ltd. (“BAM Ltd.”), a publicly traded company (NYSE: BAM; TSX: BAM). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM Ltd. BAM PIC’s offices are located at Brookfield Place, 181 Bay Street, Suite 100, Toronto, Ontario M5J 2T3.

Information as to the officers and directors of BAM PIC is included in its current Form ADV (File No. 801-70688) filed with the Securities and Exchange Commission.

Item 32. Principal Underwriters.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
2.	AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
3.	AAM Crescent CLO ETF, Series of ETF Series Solutions
4.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
5.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
6.	AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
7.	AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
8.	AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
9.	AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
10.	AAM Transformers ETF, Series of ETF Series Solutions
11.	Abacus FCF ETF Trust
12.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
13.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
14.	Acquirers Small and Micro Deep Value ETF, Series of ETF Series Solutions
15.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
16.	Advisor Managed Portfolios
17.	Allied Asset Advisors Funds
18.	Angel Oak Funds Trust
19.	Angel Oak Strategic Credit Fund
20.	Antares Private Credit Fund
21.	Aptus April Buffer, Series of ETF Series Solutions
22.	Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
23.	Aptus Deferred Income ETF, Series of ETF Series Solutions
24.	Aptus Defined Risk ETF, Series of ETF Series Solutions
25.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
26.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
27.	Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
28.	Aptus January Buffer ETF, Series of ETF Series Solutions
29.	Aptus July Buffer ETF, Series of ETF Series Solutions
30.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
31.	Aptus Large Cap Upside ETF, Series of ETF Series Solutions
32.	Aptus October Buffer ETF, Series of ETF Series Solutions
33.	Aquarius International Fund, Series of The RBB Fund, Inc.
34.	ATAC Rotation Fund, Series of Managed Portfolio Series
35.	Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
36.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
37.	Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
38.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
39.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
40.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
41.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
42.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
43.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
44.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
45.	Brookfield Infrastructure Income Fund Inc.
46.	Brookfield Investment Funds
47.	BTD Capital Fund, Series of ETF Series Solutions
48.	Buffalo Funds

49.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
50.	Capital Advisors Growth Fund, Series of Advisors Series Trust
51.	Carbon Strategy ETF, Series of ETF Series Solutions
52.	Chase Growth Fund, Series of Advisors Series Trust
53.	ClearShares OCIO ETF, Series of ETF Series Solutions
54.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
55.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
56.	Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
57.	Core Alternative ETF, Series of Listed Funds Trust
58.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
59.	CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
60.	CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
61.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
62.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
63.	Davidson Multi-Cap Equity Fund, Series of Advisors Series Trust
64.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
65.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.	DoubleLine Funds Trust
69.	Edgar Lomax Value Fund, Series of Advisors Series Trust
70.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
71.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
72.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
73.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
74.	F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
75.	F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
76.	F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
77.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
78.	F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
79.	F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
80.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
81.	F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
82.	F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
83.	F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
84.	F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
85.	F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
86.	F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
87.	F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
88.	F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
89.	F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
90.	F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
91.	F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
92.	F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
93.	First American Funds Trust
94.	FundX Investment Trust
95.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
96.	Harding, Loevner Funds, Inc.
97.	Hennessy Funds Trust
98.	Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
99.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios

100.	Hood River New Opportunities Fund, Series of Manager Directed Portfolios
101.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
102.	Horizon Funds
103.	Hotchkis & Wiley Funds
104.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
105.	Hoya Capital Housing ETF, Series of ETF Series Solutions
106.	Huber Large Cap Value Fund, Series of Advisors Series Trust
107.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
108.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
109.	Huber Small Cap Value Fund, Series of Advisors Series Trust
110.	Intrepid Capital Management Funds Trust
111.	Jacob Funds Inc.
112.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
113.	Jensen Quality MidCap Fund, Series of Trust for Professional Managers
114.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
115.	Kensington Defender Fund, Series of Managed Portfolio Series
116.	Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
117.	Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
118.	Kensington Managed Income Fund, Series of Managed Portfolio Series
119.	Kirr, Marbach Partners Funds, Inc.
120.	LK Balanced Fund, Series of Managed Portfolio Series
121.	Leuthold Core ETF, Series of Managed Portfolio Series
122.	Leuthold Core Investment Fund, Series of Managed Portfolio Series
123.	Leuthold Global Fund, Series of Managed Portfolio Series
124.	Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
125.	Leuthold Select Industries ETF, Series of Managed Portfolio Series
126.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
127.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
128.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
129.	LKCM Funds
130.	LoCorr Investment Trust
131.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
132.	MainGate Trust
133.	Mason Capital Fund Trust
134.	Matrix Advisors Funds Trust
135.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
136.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
137.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
138.	Monetta Trust
139.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
140.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
141.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
142.	Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
143.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
144.	Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
145.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
146.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
147.	Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
148.	MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
149.	Muhlenkamp Fund, Series of Managed Portfolio Series
150.	Nicholas Equity Income Fund, Inc.

151.	Nicholas Fund, Inc.
152.	Nicholas II, Inc.
153.	Nicholas Limited Edition, Inc.
154.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
155.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
156.	Oaktree Asset-Backed Income Fund Inc.
157.	Oaktree Diversified Income Fund Inc.
158.	Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
159.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
160.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
161.	Optimized Equity Income ETF, Series of Listed Funds Trust
162.	Opus Small Cap Value ETF, Series of ETF Series Solutions
163.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
164.	Permanent Portfolio Family of Funds
165.	PIA BBB Bond Fund, Series of Advisors Series Trust
166.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
167.	PIA High Yield Fund, Series of Advisors Series Trust
168.	PIA MBS Bond Fund, Series of Advisors Series Trust
169.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
170.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
171.	Poplar Forest Partners Fund, Series of Advisors Series Trust
172.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
173.	Procure ETF Trust II
174.	Professionally Managed Portfolios
175.	Provident Mutual Funds, Inc.
176.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
177.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
178.	Pzena International Value Fund, Series of Advisors Series Trust
179.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
180.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
181.	RBC Funds Trust
182.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
183.	Reinhart International PMV Fund, Series of Managed Portfolio Series
184.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
185.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
186.	RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
187.	RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
188.	RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
189.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
190.	Rockefeller Municipal Opportunities Fund
191.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
192.	SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
193.	SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
194.	Scharf ETF, Series of Advisors Series Trust
195.	Scharf Global Opportunity ETF, Series of Advisors Series Trust
196.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
197.	SEG Partners Long/Short Equity Fund
198.	Series Portfolios Trust
199.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
200.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
201.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.

202.	SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
203.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
204.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
205.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
206.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
207.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
208.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
209.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
210.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
211.	SWP Growth & Income ETF, Series of Manager Directed Portfolios
212.	The Acquirers Fund, Series of ETF Series Solutions
213.	The Aegis Funds
214.	The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
215.	The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
216.	The Glenmede Fund, Inc.
217.	The GoodHaven Funds Trust
218.	The Jensen Quality Growth Fund Inc.
219.	The RBB Fund Trust
220.	Thompson IM Funds, Inc.
221.	Tortoise Capital Series Trust
222.	Tremblant Global ETF, Series of Managed Portfolio Series
223.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
224.	U.S. Global JETS ETF, Series of ETF Series Solutions
225.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
226.	U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
227.	US Vegan Climate ETF, Series of ETF Series Solutions
228.	Vox populi ETF, Series of Advisors Series Trust
229.	Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
230.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
231.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
232.	Wall Street EWM Funds Trust
233.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
234.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.

Control Persons of Quasar Distributors, LLC:
Foreside Distributors, LLC
Foreside Financial Group, LLC
GC Mountaintop Acquisition Corp
GC Mountaintop Intermediate II Inc.
GC Mountaintop Intermediate I, LLC
GC Mountaintop Holdings, LLC
Genstar Capital Partners X, LP
Genstar Capital X, LP
Genstar X GP, LLC

Entities under common control with Quasar Distributors, LLC:
2-10 HBW Holdings, L.P.
Abracon TopCo LLC (DBA: Abracon)
ACA Compliance (Europe) Limited
ACA Compliance Group Holdings, LLC (US)
ACA Corporate Holdings, Inc.
ACA Expense Services, LLC
ACA Global Capability Center (India) Private Limited
Adviser Compliance Associates, LLC

Alera Investment Advisors, LLC
AMBA Investment Holdings, Inc. (DBA: AMBA, LLC)
Apex Group Ltd (DBA: Apex Fund Services)
Arrowhead GS Holdings, Inc.
Avantax Investment Services, Inc.
BI Gen Holdings, Inc. (DBA: Signant Health)
BIS Holdco, Inc. (US)
Blackbird Holdco, Inc. (DBA: Ohio Transmission Corporation)
Breeze Investment Holdings, L.P. (DBA: MASA Holdings)
Brinker Capital Investments, LLC
Brinker Capital Securities, LLC
Catelas, Inc.
Cerity Partners Equity Holding LLC (DBA: Cerity Partners)
Cetera Advisors LLC
Cetera Advisors Networks LLC
Cetera Advisory Services LLC
Cetera Financial Specialists LLC
Cetera Investment Advisers LLC
Cetera Investment Management LLC
Cetera Investment Services LLC
Cipperman Compliance Services, LLC
Columbo Topco Limited (UK)
Consilio Investment Holdings, Inc. (DBA: Cyncly)
Cordium Consulting Group Limited (UK)
Cordium Consulting Limited
Diamond Parent L.P. (DBA: Daxko)
Distribution Services, LLC
Dormie Buyer, Inc. (DBA: Lightspeed Systems)
Douglas Top Parent, LLC (DBA: Docupace)
Eclipse Topco, Inc. (DBA: 8am)
Effecta Compliance Limited (UK)
Effecta Compliance Middle East Limited (UAE)
Encore Compliance, LLC
Ethos Impact Inc. (US)
Falcon Top Parent, LLC (DBA: Flourish)
First Allied Securities, Inc.
Foreside Consulting Services, LLC
Foreside Distribution Services, L.P.
Foreside Distributors, LLC
Foreside Financial Group, LLC
Foreside Financial Services, LLC
Foreside Fund Officer Services, LLC
Foreside Fund Services, LLC
Foreside Funds Distributors LLC
Foreside Global Services, LLC
Foreside Management Services, LLC
Funds Distributor, LLC
GC Champion Holdings LLC (DBA: Numerix)
GC Ferry Parent, L.P. (DBA: First Eagle)
GC Propel Aggregator, LLC (DBA: AmeriLife)
GC Three Holdings, Inc. (DBA: Cetera)
Genstar Alera Group Holdings, Inc. (DBA: Alera Group, Inc.)
Genstar Capital Partners XI, L.P.
Genstar Capital Partners IX, L.P.
Genstar Capital Partners VI, L.P.
Genstar Capital Partners VII, L.P.

Genstar Capital Partners VIII, L.P.
Genstar SCF Topco LLC (DBA: Sonny’s Enterprises)
Genstar Stack Sports Purchaser, LLC (DBA: PlayMetrics)
Genstar Trident Holdings, L.P. (DBA: Tekni-Plex)
GS Overdrive Holdings, LLC
GS TruckLite Holdings, LLC (DBA: Clarience Technologies)
GT Polaris Holdings, L.P. (DBA: Orion)
Hardin Compliance Consulting, LLC
IMST Distributors, LLC
Jester Parent LLC (DBA: All Web Leads, Inc.)
Juniper Ultimate Holdings, LLC (DBA: JSSI)
Lighthouse Topco Holdings, LLC (DBA: Aperture)
LM Indigo Holdings LLC (DBA: Inside Real Estate)
LM Indigo Investment Holdings V-A LLC
Marcone Yellowstone Holdings, LLC (DBA: mSupply)
Merion Rose Holdings, Inc. (DBA: Brook & Whittle)
MGI Funds Distributors, LLC
Mirabella Advisers LLP
Mirabella Financial Services LLP
Mirabella Group Holdings Limited (UK)
Mirabella Malta Advisers Limited
Mirabella Malta Holdings Limited (Malta)
Mirabella Malta Limited
Northern Funds Distributors, LLC
OBS Holdings, L.P. (DBA: Obsidian)
Orbis Investments (U.S.), LLC
Parnassus Funds Distributor, LLC
Perpetual Americas Funds Distributors, LLC
Procure TopCo, L.P. (DBA: Procure Analytics)
PSKW Holdings, LLC (DBA: ConnectiveRx)
Saybrus Equity Services, LLC
Smead Funds Distributors, LLC
Sterling Capital Distributors, LLC
The Waterford Group, LLC
Thunder Topco LP (DBA: Vector Solutions)

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC, whose principal business address is located at 190 Middle Street, Suite 301, Portland, ME 04101, are as follows:

Name	Position with Underwriter	Position with Registrant
Teresa Cowan	President/Manager	None

Chris Lanza	Vice President	None

Kate Macchia	Vice President	None

Susan L. LaFond	Vice President and Chief Compliance Officer and Treasurer	None

Gabriel E. Edelman	Secretary	None

Weston Sommers	Financial and Operations Principal and Chief Financial Officer	None

(c)     Not applicable

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, relating to the Registrant are maintained at the following offices:

1.      Brookfield Public Securities Group LLC
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281

2.      Oaktree Fund Advisors, LLC
333 S Grand Avenue, 28th Floor
Los Angeles, California 90071

3.      U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

4.      U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

5.      Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, ME 04101

Item 34. Management Services.

None.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, BROOKFIELD INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 81 to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 81 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2026.

BROOKFIELD INVESTMENT FUNDS
By:	/s/ Brian F. Hurley
Brian F. Hurley
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 81 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	CAPACITY	DATE
/s/ Brian F. Hurley	President and Trustee	April 30, 2026
Brian F. Hurley	(Principal Executive Officer)
/s/ Casey P. Tushaus	Treasurer	April 30, 2026
Casey P. Tushaus	(Principal Financial and Accounting Officer)
*	Trustee	April 30, 2026
Heather S. Goldman
*	Trustee	April 30, 2026
Edward A. Kuczmarski
*	Trustee	April 30, 2026
Stuart A. McFarland
*	Trustee	April 30, 2026
Susan Schauffert-Tam
*	Trustee	April 30, 2026
Betty Whelchel
*	Trustee	April 30, 2026
William H. Wright II
*By:	/s/ Brian F. Hurley	April 30, 2026
Brian F. Hurley
Attorney-In-Fact, pursuant to a Power of Attorney previously filed.

Exhibit List

(j)(2)	Consent of Independent Registered Public Accounting Firm.
(j)(3)	Consent of Paul Hastings LLP.
(p)(2)	Personal Investment Transactions Policy of Oaktree Capital Management and its affiliates, as amended October 2024.
(p)(5)	Code of Ethics for Oaktree Fund Advisors, LLC.